                                                   SECURITY
                                                    FUNDS
-------------------------------------------------------------------------------
                                                 SEMI-ANNUAL
                                                    REPORT


                                                 MARCH 31, 1999


                                               -  SECURITY
                                                  GROWTH AND
                                                  INCOME FUND

                                               -  SECURITY EQUITY
                                                  FUND
                                                  - EQUITY SERIES
                                                  - GLOBAL SERIES
                                                  - ASSET
                                                    ALLOCATION
                                                    SERIES
                                                  - SOCIAL
                                                    AWARENESS
                                                    SERIES
                                                  - VALUE
                                                    SERIES
                                                  - SMALL
                                                    COMPANY
                                                    SERIES
                                                  - ENHANCED
                                                    INDEX
                                                    SERIES
                                                  - INTERNATIONAL
                                                    SERIES
                                                  - SELECT 25 SERIES

                                               -  SECURITY ULTRA
                                                  FUND


                                               SECURITY DISTRIBUTORS, INC.
                                               A Member of The Security Benefit
                                               Group of Companies

         PRESIDENT'S COMMENTARY
-------------------------------------------------------------------------------
         MAY 15, 1999



To Our Shareholders:

   [PHOTO]
John Cleland


The six month period ended March 31, 1999 continued to be characterized by two distinct features in the equity markets. The first of these is the ever-narrowing list of stocks producing positive investment returns. The second is the continuation of enormous volatility in the marketplace.

THE NARROW FOCUS OF THE MARKETPLACE
Increasingly, large-cap highly visible growth stocks have become the primary focus of the investment markets. This means that shareholders focused on value, income, or small- and mid-cap companies have found it difficult to achieve competitive investment returns. Broadly diversified portfolios with investment objectives other than a singular focus on large-cap growth stocks have suffered as well.

We continue to believe that over the remainder of the year we will see investors' attention expand to include a wider universe of stocks with better investment returns than we have experienced in recent months. The primary reason for this belief is simply that the valuation gap between ignored sectors (such as value, income, and small companies) and the gradually shrinking number of large-cap "star" growth stocks is becoming increasingly compelling, making those sectors look comparatively more rewarding over the long term.

VOLATILITY WILL REMAIN A FACTOR
Recent events in Kosovo remind us that the world remains a troubled place. Because the U.S. is the only global superpower, different challenges continue to present themselves to our leadership, with the potential to be enormously destructive to short-term market psychology. Market volatility such as we have experienced in recent months is creating great noise in the markets on a daily basis. This noise can be disruptive to long-term investment planning. We remind our shareholders that time is an investor's best friend. We believe that in order for you to carry out your commitment to a long-term investment plan, ignoring the short-term volatility is the best strategy for wealth accumulation.

THE ECONOMIC OUTLOOK REMAINS BRIGHT
We expect the U.S. domestic economy to remain robust through the remainder of the year, driven by strong consumer confidence and spending. We also look for the productivity improvement story to remain a powerful contributor to low inflationary pressures in our economy. We believe the Federal Reserve Bank will remain on hold with its interest rate policy for the next six months, reflecting concern about a continued troubled global environment.

A NEW SUBADVISOR AND NEW PORTFOLIOS
We welcome Bankers Trust Company to our family of subadvisors as they take on investment responsibility for our new International Series and the Enhanced Index Series. We are also introducing our Select 25 Series which offers investors a more concentrated investment strategy, centered around a buy-and-hold approach to ownership of what we believe to be some of the world's greatest companies.

On the following pages our portfolio managers discuss the performance of their respective funds. As always, we thank you for your continuing investment in Security products. We invite your questions and comments at any time.


Sincerely,


/s/ John Cleland
------------------------
John Cleland, President
The Security Funds


-------------------------------------------------------------------------------
                                       1

         MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
         SECURITY GROWTH AND INCOME FUND
         MAY 15, 1999


To Our Shareholders:

      [PHOTO]
Michael A. Peterson
 Portfolio Manager

During the first six months of the fiscal year for the Growth and Income Fund we have seen a continuation of the environment in which low risk strategies have been out of favor. Portfolios which use value-oriented and income-oriented strategies fell short of the popular averages such as the Standard & Poor's 500 Stock Index, which rose 27.34% over the six-month period. The Growth and Income Fund returned 8.72% in the first half of the fiscal year, lagging its Lipper peer group average of 20.06%.(1)

ONLY A FEW STOCKS LED MARKET PERFORMANCE
For much of 1998 a small number of stocks led the surge in the major stock market indexes. In September and October the markets broadened, with a wider variety of issues benefiting from the climb in prices, but since that time we have returned to the same narrowness that prevailed in earlier months. For example, in the quarter ended March 31 the S&P 500 Stock Index rose nearly 5%, but 2/3 of the stocks in the index underperformed this 5% rate of return. It is even more surprising, perhaps, to note that 55% of the index's stocks actually produced negative returns for the quarter. Portfolio managers who followed a strategy of broad portfolio diversification and thus owned only small positions or no positions in the few leading index stocks suffered in overall performance.

ENERGY ISSUES GAINED AS OIL PRICES ROSE
In the Growth and Income Fund an increase in the weighting of energy stocks was beneficial in the September through December period. When crude oil was selling for about $11 per barrel we increased the energy holdings to 15% of the equity portion of the portfolio from the previous 5% weighting. Oil has since risen to the $16 to $17 per barrel range. Energy stocks have moved up well, but still do not fully reflect the price increase of oil and have potential to rise further in value. We added particularly to the oil services sector with companies such as Schlumberger, Ltd., Halliburton Company, and Baker Hughes, Inc., as well as the exploration and production companies like Apache Corporation and Burlington Resources, Inc.

A WARM WINTER HURT UTILITIES' EARNINGS
Our large position in utility stocks, traditional holdings in growth and income portfolios, has hurt performance. Electric utility companies and gas utilities both saw earnings hurt by a warmer-than-usual winter in much of the country. The only positive for many of these companies has been consolidation within the industry, but even this bright spot saw companies being purchased at only small premiums. El Paso Energy Corporation, for example, bought rival Sonat, Inc., which we owned in the portfolio, at only an 18% premium to its stock's market price. Another of our holdings, Consolidated Natural Gas Company, was purchased by Dominion Resources, Inc. at a 15% premium over its pre-announcement stock price.


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                                       2

-------------------------------------------------------------------------------
         SECURITY GROWTH AND INCOME FUND
         MAY 15, 1999



But as with other value-oriented portfolios, the Growth and Income Fund suffered more from what it didn't own. An underweighting in large capitalization technology and health care stocks, many of which trade at very high price/earnings multiples, was the largest deterrent to performance. These high-multiple issues don't qualify for the selection discipline which we use in this portfolio, given their current growth rates.

ECONOMIC GROWTH MAY SLOW
We believe we are nearing a time in which economic growth will slow from its unusually brisk pace of the past year. In a slowing environment it may be difficult for companies to generate income growth. An inability to raise prices because of competition from cheap imports, along with emerging wage pressures, could cause difficulties in sustaining today's high valuation levels for many firms. We expect stock markets to be volatile, with sharp declines becoming a more frequent occurrence, and annual total returns to be closer to historic levels of 10% to 12%. In a slowing environment, we believe low-risk strategies such as the one used in the Growth and Income Fund will outperform.


Michael A. Petersen
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.



-----------------------------------PERFORMANCE---------------------------------

-------------------------------------------------------------------------------
                                TOP 5 HOLDINGS**

                                              % of
                                           Net Assets
                                           ----------

     Royal Dutch Petroleum
          Company ADR                         2.7%

     Schlumberger, Ltd.                       2.3%

     Bank One Corporation                     1.8%

     GTE Corporation                          1.7%

     Philip Morris Companies, Inc.            1.7%

     **At March 31, 1999

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1999

                                           1 year     5 years     10 years
                                           ------     -------     --------

A Shares                                   (7.80%)    13.57%       10.86%

A Shares with sales charge                (13.12%)    12.24%       10.21%

B Shares                                   (8.72%)    12.42%       10.49%
                                                                 (10-19-93)
                                                             (since inception)

B Shares with CDSC                        (13.28%)    12.17%       10.49%
                                                                 (10-19-93)
                                                             (since inception)
C Shares                                    1.46%       N/A          N/A
                                          (1-29-99)
                                      (since inception)
C Shares with CDSC                          0.46%
                                          (1-29-99)
                                      (since inception)
-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.



-------------------------------------------------------------------------------
                                        3

          MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
          SECURITY EQUITY FUND - EQUITY SERIES
          MAY 15,1999


To Our Shareholders:


     [PHOTO]
 Terry Milberger
Portfolio Manager

The first six months of the fiscal year were disappointing for the Equity Series. Although the portfolio returned an attractive 22.11% over the period, its Lipper peer group average return was 28.23%.(1) The benchmark S&P 500 Stock Index rose 27.34% over the same time frame.

TECHNOLOGY STOCKS LED THE MARKETS
The technology sector was clearly the strongest performing group of stocks the past six months. Although we owned some of the leading names including Microsoft Corporation, Sun Microsystems, Inc. and Cisco Systems, Inc., our total weighting of technology issues in the portfolio was less than that of the benchmark index. At the beginning of the fiscal year we held about 12% of the portfolio in the technology industry and increased it over the period to 15%, but this still lags the approximate 20% weighting in the S&P 500 index.

The technology sector had been a strong performer through the first six months of 1998. We expected it to slow from that point as concerns about a general economic slowdown developed and thus would be a deterrent to further strong performance by the technology industry. We unfortunately were wrong on that assumption. On the positive side, however, our 3% weighting in Microsoft and our positions in Sun Microsystems, Cisco Systems, and Lucent Technologies, Inc. have all added to total return, although they were smaller positions in the portfolio than in the benchmark index. Certain other holdings also held back performance in the six months just completed. National retail drugstore chain Rite Aid Corporation lost over 40% during the period after announcing an earnings shortfall which was attributed primarily to aggressive plans for opening new stores. Saks, Inc., operator of several department store chains, also reported weaker-than-expected sales and resulting disappointing earnings, and had a negative impact on fund performance.

SOME OUTSTANDING STOCK SELECTIONS
Still, not all the news was bad. One of our best stocks was Sprint Corporation (PCS Group) which rose over 190% on reports of subscriber growth that was stronger than expected. This company is very well managed, and could be an acquisition target in the wireless communications industry's current "merger mania."

Other performance leaders in the six month period included Omnicom Group, Inc., an operator of advertising agencies. This stock climbed nearly 75% as it expanded its presence in the internet advertising business. Drug manufacturer American Home Products Corporation has a bright new product outlook and is considered to be an attractive merger candidate. These attributes, ones which fit nicely with our growth focus, led the stock up over 20% during the period.

MODERATE GROWTH AND LOW INFLATION AHEAD
We believe the U.S. economy will experience moderate growth and continuing low inflation in the months ahead. We plan to maintain our emphasis on growth, with the portfolio now about 90% in growth stocks and 10% in value-oriented issues. We plan to reduce the number of holdings from the current ninety issues to closer to seventy, with emphasis



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                                       4

-------------------------------------------------------------------------------
          SECURITY EQUITY FUND - EQUITY SERIES
          MAY 15,1999


on a core of established growth companies. We will focus on large-cap names primarily, with fewer midcap issues than in past months. We believe any premium to be achieved over benchmark returns will be attained through picking the right sectors and the leading stocks within those sectors.


Terry Milberger
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.



-----------------------------------PERFORMANCE---------------------------------

-------------------------------------------------------------------------------

                                TOP 5 HOLDINGS**

                                                % of
                                             Net Assets
                                             ----------
   Microsoft Corporation                        2.9%

   General Electric Company                     2.0%

   MCI WorldCom, Inc.                           1.9%

   Omnicom Group, Inc.                          1.7%

   Schering-Plough Corporation                  1.7%

   **At March 31, 1999

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1999

                                           1 year    5 years      10 years
                                           ------    -------      --------

A Shares                                   11.77%     23.22%       18.39%

A Shares with sales charge                  5.35%     21.76%       17.69%

B Shares                                   10.60%     21.96%       19.51%
                                                                 (10-19-93)
                                                              (since inception)

B Shares with CDSC                          5.60%     21.78%       19.51%
                                                                 (10-19-93)
                                                              (since inception)
C Shares                                   (0.69%)      N/A          N/A
                                          (1-29-99)
                                      (since inception)

C Shares with CDSC                         (1.69%)      N/A          N/A
                                          (1-29-99)
                                      (since inception)
-------------------------------------------------------------------------------

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.



-------------------------------------------------------------------------------
                                        5

          MANAGER'S COMMENTARY
-------------------------------------------------------------------------------
          SECURITY EQUITY FUND - EQUITY GLOBAL SERIES
          MAY 15, 1999

                                                [OPPENHEIMERFUNDS LOGO]

To Our Shareholders:


     [PHOTO]
William L. Wilby
Portfolio Manager

OppenheimerFunds assumed the role of subadvisor for the Global Series of Security Equity Fund on November 2, 1998. We immediately put to work our primary investment strategy of building a diversified global portfolio of good companies in good businesses at good prices.

EMERGING MARKET DIFFICULTIES HAVE NEGATIVE MARKET IMPACT
The Series provided a return of 21.52% for the six-month period ended March 31, 1999, slightly above the 21.44% average return of its Lipper peer group, but slightly lagging the 24.69% gain of the benchmark MSCI World Index.(1) These gains were achieved despite a sharp decline in global equity markets which occurred early in the period. The decline was driven primarily by deepening economic difficulties in emerging markets around the world. It became apparent that Asia's persisting financial crisis had spread to Russia. This provoked fears of a worldwide economic slowdown, and prompted investors to shift their assets away from any investments they perceived as risky.

Such risky investments included those in Japan, where the stock market has been in decline for several years. As the global equity markets declined, Japan's political and economic leadership remained unable to pull the country out of its long recession. The Japanese government, though, has recently begun to see results from programs designed to restructure the economy.

MULTINATIONAL COMPANIES HURT DESPITE STRONG U.S. AND EUROPEAN ECONOMIES As a result of investors' concerns the stocks of companies in emerging markets, including Eastern Europe, Asia, Russia and South America were hit hardest. However, even though the European and U.S. economies remained strong, profits declined among multinational companies due to weakening foreign demand for their products. As corporate profit growth slowed, average stock prices fell sharply in Europe and the United States.

It took a decisive move by the Federal Reserve Board to begin to stabilize the global markets. On October 15, 1998, the Fed stepped in with a surprise cut in government lending rates. The move succeeded in bolstering investor confidence. It signaled the Fed's willingness to act purposefully in attempting to avoid a recession in the United States.

This show of strength and the renewed confidence in the U.S. and other developed economies eased fears of a worldwide slowdown and global equities began to rise almost as quickly as they had fallen. The only exceptions were the Latin American markets, which experienced a setback due to a recent devaluation of the Brazilian real. Markets in Europe, Asia and the United States have continued to rise.

A STRONG OUTLOOK FOR THE U.S. AND EUROPE
Looking forward, we believe the U.S. economy will remain fundamentally strong, and that productivity improvements in Europe will continue to drive growth in the region. Signs of recovery can also be seen in some emerging markets. In our opinion, the Series is well positioned to benefit from global growth. We remain dedicated to our disciplined approach of participating in that growth while striving to cushion the effects of global volatility.


William L. Wilby
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
          SECURITY EQUITY FUND - EQUITY GLOBAL SERIES
          MAY 15, 1999


                              Shareholders' Meeting

A special meeting of the shareholders of the Global Series of Security Equity Fund was held on October 28,1998. At this meeting the following matters were voted on by the shareholders:

- A new sub-advisory contract between Security Management Company, LLC, and OppenheimerFunds, Inc. was voted on. The total number of eligible votes were 1,455,183. The results of the vote was 1,344,431 in favor and 110,752 votes against and abstentions.

- A change in the fundamental policies as follows:

a. To amend the fundamental investment limitation concerning underwriting.
                  Votes For: 1,220,847  Votes Against: 234,336
b. To amend the fundamental investment limitation concerning borrowing.
                  Votes For: 1,205,249  Votes Against: 249,934
c. To amend the fundamental investment limitation concerning lending.
                  Votes For: 1,201,960  Votes Against: 253,223
d. To eliminate the fundamental investment limitation concerning margin purchases of securities and short sales.
                  Votes For: 1,184,892  Votes Against: 270,291
e. To eliminate the fundamental investment limitation concerning investment in other investment companies.
                  Votes For: 1,213,907  Votes Against: 241,276
f. To amend the fundamental investment limitation regarding owning, buying, selling or otherwise dealing in commodities or commodity contracts.
                  Votes For: 1,208,028  Votes Against: 247,155
G. To amend the fundamental investment limitation concerning diversification.
                  Votes For: 1,229,307  Votes Against: 225,876
H. To amend the fundamental investment limitation concerning senior securities.
                  Votes For: 1,219,539  Votes Against: 235,644
I. To eliminate the fundamental investment limitation concerning investment in companies with less than three years' operating history.
                  Votes For: 1,204,429  Votes Against: 250,754
J. To eliminate the fundamental investment limitation concerning purchasing securities of an issuer in which the officers and directors of the Fund, Investment Manager or Underwriter own more than 5% of the outstanding securities of such issuer.
                  Votes For: 1,202,868  Votes Against: 252,315
K. To eliminate the fundamental investment limitation concerning warrants.
                  Votes For: 1,202,112  Votes Against: 253,071
L. To eliminate the fundamental investment limitation concerning restricted securities.
                  Votes For: 1,210,749  Votes Against: 244,434
M. To eliminate the fundamental limitation concerning investments in puts, calls, stradles or spreads.
                  Votes For: 1,195,948  Votes Against: 259,235
N. To eliminate the fundamental limitation concerning investments in oil, gas, mineral leases or other mineral exploration development programs.
                  Votes For: 1,223,113  Votes Against: 232,070

--------------------------------PERFORMANCE------------------------------------

                                TOP 5 HOLDINGS**

                                               % of
                                             Net Assets
                                             ----------
   QUALCOMM, Inc.                               4.0%

   Canal Plus                                   3.7%

   Porsche AG                                   3.2%

   Roche Holding AB                             2.9%

   Sun Microsystems, Inc.                       2.5%

   ** At March 31, 1999

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                              As of March 31, 1999

                                           1 year    5 years      10 years
                                           ------    -------      --------

A Shares                                    5.30%     11.11%       10.76%
                                                                 (10-1-93)
                                                              (since inception)
A Shares with sales charge                 (0.75%)     9.80%        9.58%
                                                                 (10-1-93)
                                                              (since inception)

B Shares                                    4.31%     10.02%        9.87%
                                                                 (10-19-93)
                                                              (since inception)

B Shares with CDSC                         (0.69%)     9.74%        9.87%
                                                                 (10-19-93)
                                                              (since inception)
C Shares                                   (0.31%)      N/A          N/A
                                         (1-29-99)
                                      (since inception)
C Shares with CDSC                         (1.31%)      N/A          N/A
                                         (1-29-99)
                                      (since inception)
-------------------------------------------------------------------------------


The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

-------------------------------------------------------------------------------
                                       7

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
MAY 15, 1999
[MERIDIAN LOGO]
SUBADVISOR: MERIDIAN INVESTMENT MANAGEMENT CORPORATION

To Our Shareholders:

The Asset Allocation Series did well in the first half of the fiscal year, rising 14.51% compared with a Lipper peer group average of 13.41%.(1) An overweighting in equities, both domestic and foreign, along with a rising Japanese market were the primary drivers of positive returns.

[PHOTO]
Patrick S. Boyle
Portfolio Manager

EXTRA EMPHASIS ON STOCKS
The Series has overweighted both domestic and foreign equities relative to its benchmark target weightings for the past six months. This aggressive stance has proved beneficial, as global equity markets posted excellent results. In the domestic market, large capitalization indexes have raced to new highs. The Dow Jones Industrial Average, a price-weighted equity benchmark, was very near the 10,000 level at the end of March. Publicity about the 10,000 milestone highlighted the strong performance of large cap stocks in the current bull market. Recent market appreciation, however, has not been broad. Many mid- and small-cap stocks, although recovering from their October 1998 lows, have not kept pace with the narrow market advance.

TECHNOLOGY AND CONSUMER CYCLICAL STOCKS WERE STRONG PERFORMERS
The Series has benefited from its concentration in technology stocks, which have led the market for much of the last six months. Many tech stocks, including holdings in the semiconductor and networking industries, have doubled following the market's late summer correction in 1998. Technology issues currently represent approximately 15% of the portfolio. The second largest concentration is in the consumer cyclical sector. This sector, which includes the retail segment of the market, gained ground on the continued strength of the domestic economy.

INVESTMENTS IN FOREIGN MARKETS
Internationally, the Series is positioned in Europe and Japan. In the last six months European equities resumed their upward trends as the European continent successfully transitions to the new unified currency, the Euro. Despite fears highlighted by the financial press, the initial currency conversion was nearly transparent. Banks and other financial institutions had spent years preparing for the event. The only negative short term trend has been the Euro's depreciation relative to the dollar. However, as European countries continue to integrate and synergies are realized, the outlook for the currency should improve.

The top performing equity market in the portfolio over the six months was Japan. The Asian crisis has received considerable publicity in the last few years, but recent trends in the region are encouraging. Japanese governmental policies to stimulate the economy and address its structural issues are finally being well received by the global marketplace. The Japanese market rose nearly 37% in dollar terms in the last six months.

OUTLOOK FOR THE MONTHS AHEAD
The U.S. bond market saw yields increase during the last six months. We do not believe this rate rise will continue, since inflation continues to be measured near all-time lows. We are confident that any further


--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - ASSET ALLOCATION SERIES
MAY 15, 1999

increase in bond yields will represent a good fixed income buying opportunity.

Fears of a global recession and excessive equity valuation were short-lived, as most markets quickly recovered from the 1998 July through October correction. Based on current market valuations we remain bullish on domestic and international equity markets. Although global equities have rallied considerably in the last several years, they have done so in response to strengthening fundamentals. With growing earnings and low interest rates, global equity markets remain compelling investment opportunities.


Patrick S. Boyle
Portfolio Manager

(1) Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.


          PERFORMANCE

      TOP  5 EQUITY HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Deutsche Telekom AG                    1.6%

   Allianz AG                             1.5%

   Nike, Inc. (Cl.B)                      1.4%

   EMC Corporation                        1.2%

   Toyota Motor Corporation               1.2%

   ** At March 31, 1999


          AVERAGE ANNUAL RETURNS
          As of March 31, 1999

                              1 year     Since Inception
                              ------     ---------------

 A Shares                       2.57%    10.51%   (6-1-95)

 A Shares with sales charge   (3.33%)     8.81%   (6-1-95)

 B Shares                      1.61%      9.48%   (6-1-95)

 B Shares with CDSC           (3.39%)     8.87%   (6-1-95)

 C Shares                       N/A      (1.13%) (1-29-99)

 C Shares with CDSC             N/A      (2.13%) (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.
--------------------------------------------------------------------------------

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
MAY 15, 1999

To Our Shareholders:


[PHOTO]
Cindy Shields
Portfolio Manager

The first six months of the fiscal year were very favorable for the Social Awareness Series. The portfolio rose 26.91% over the period, compared with its Lipper peer group average return of 23.53%.(1) The return compared favorably with the Standard and Poor's 500 Stock Index, which was up 27.34% for the six months. The benchmark Domini Social Index rose 31.66% over the same period.

LEADING PERFORMANCE SECTORS
The best-performing group in the portfolio was technology, up over 45% overall. This sector makes up about 24% of total assets and includes such companies as Microsoft Corporation, Cisco Systems, Inc., Sun Microsystems, Inc., and Tellabs, Inc. Also producing strong results was the consumer cyclicals sector, and particularly the retail stocks within the sector. Outstanding performance came from three retail issues: Dayton Hudson Corporation rose over 85%, TJX Companies, Inc. climbed over 90%, and Lowe's Companies, Inc. was up more than 102% during the six-month period. These retail stocks were close to their 1998 low price levels at the end of September, and we believed they presented excellent values for purchase at that time in view of the strong spending habits consumers were exhibiting.

Communications services stocks also did well. Leading our holdings in this sector was Sprint Corporation (PCS Group), which operates digital personal cellular communications systems. The stock rose over 190% during the six months on reports of subscriber growth that exceeded expectations. The company is also expected to be an acquisition target in the industry's current "merger mania." MCI WorldCom, Inc., also a communications services company, climbed steadily in price over the six months as well, generating an 87% total return.

SOME LESS-THAN-STELLAR PERFORMERS, TOO
In a market in which large-cap growth oriented stocks were the clear winners, our utility sector holdings were a drag on total return. The sector as a whole lost nearly 10% during the six-month period. Fortunately, utilities stocks represented less than 1% of portfolio holdings. Basic materials companies also fell on hard times, but again were a small portion of our assets at less than 2% of holdings.

Strong cash inflows may have held back performance a bit. Our practice is to remain fully invested, but in markets which continue to rise steadily it is often difficult to put cash to work immediately. Our cash position averaged from 5% to 7% of assets over the six-month period as we sought opportune times to invest the inflows.

MCDONALD'S REMAINS AN
OUTSTANDING SOCIAL SELECTION
McDonald's Corporation, which is one of our portfolio positions, continues to excel as a socially conscious company. McDonald's makes significant efforts to purchase supplies from and contract with women- and minority-owned businesses. The company has a comprehensive program to promote employment of the disabled and has provided Braille

--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
MAY 15, 1999

menus in its domestic restaurants. McDonald's sixteen-member Board of Directors includes one woman and three minorities. We are pleased to be able to own stock in companies who put into practice the ideals of socially conscious investors.

As we once again enter proxy voting season, we remind our shareholders that we vote our proxies in accordance with our social screens. If you would like to see how we vote on any particular issue, please feel free to ask. We know that shareholder advocacy is a prime concern of investors in socially-oriented funds.

Cindy Shields
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.


          PERFORMANCE

       TOP 5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Microsoft Corporation                  4.6%

   Intel Corporation                      3.1%

   Merck & Company, Inc.                  2.9%

   AT&T Corporation                       2.7%

   Cisco Systems, Inc.                    2.6%

   **At March 31, 1999


      AVERAGE ANNUAL RETURNS
      As of March 31, 1999

                              1 Year      Since Inception
                              ------      ---------------

  A Shares                    18.58%     22.81%  (11-1-96)

  A Shares with sales charge  11.79%     19.82%  (11-1-96)


  B Shares                    17.36%     21.50%  (11-1-96)

  B Shares with CDSC          12.36%     20.55%  (11-1-96)


  C Shares                      N/A      (1.26%) (1-29-99)

  C Shares with CDSC            N/A      (2.26%) (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.
--------------------------------------------------------------------------------
                                       11

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - VALUE SERIES
MAY 15, 1999

To Our Shareholders:

[PHOTO]
Jim Schier
Portfolio Manager

The first six months of the fiscal year produced an attractive 19.59% total return for the Value Series, slightly lagging the Lipper peer group average of 20.06% for the period.(1) It was also very close to the 20.76% return of the benchmark S&P/Barra Value Index.

TECHNOLOGY THE BRIGHTEST SPOT
The biggest contributor to total return was outstanding stock selection within the technology sector. Comverse Technology, Inc., which manufactures and sells computer and telecommunications systems and software, rose more than 103% in the six month period. The stock was purchased at a time when we believed its price to be undeservedly depressed because of the weak performance of midcap stocks. We believed it would perform well since the business trends and contract signings appeared favorable.

Other portfolio holdings in the technology sector did well also. Rational Software Corporation was up over 70%, with good business momentum being fueled by its new software development tools for the Internet. In the telecommunications equipment portion of the technology sector ANTEC Corporation, which designs and engineers equipment which enables high-speed transmission of video and data, climbed steadily on good earnings results. S3, Inc., a supplier of multimedia acceleration equipment to the personal computer market, was up over 80% after rolling out new products and announcing a joint venture with Intel.

WHAT WE DIDN'T OWN HELPED, TOO
Sometimes what we don't own boosts performance relative to benchmarks and competitors also. We held only about half as much energy stock as the benchmark, and even less in the utility sector. However, we added some gas-oriented domestic exploration and production companies at the end of February. Severe oil depletion rates in the Gulf of Mexico, along with increasing natural gas usage by utilities, marked a turning point in fundamentals in our view. New positions in the energy sector include Anadarko Petroleum Corporation, Apache Corporation, Burlington Resources, Inc., Evergreen Resources, Inc., and Chieftain International, Inc.

HEALTH CARE STOCKS WEAKENED DURING THE PERIOD
In a reversal of previous strength, our two largest positions in the health care services sector lost ground. The stock of Integrated Health Services, Inc., a nursing home operator, fell nearly 70% over the six months as the transition to prospective payment systems and harsher Medicare budget reimbursement levels caused investors to flee. We believe the company has value, however, in its businesses other than nursing homes and plan to stay with the stock awhile longer.

Sunrise Medical, Inc., a company which designs and manufactures wheelchairs and other assisted-living health care durables, has been undergoing a restructuring process. Since their sales are largely to heath services groups, their recovery has been delayed. In our view the company is making good progress in its restructuring program, and is worth being patient with its stock price movement.

THE SEARCH CONTINUES FOR OUT OF FAVOR GROWTH STOCKS Our basic strategy of seeking growth-oriented companies which are temporarily out of favor will continue. The weakness in many technology software and service companies which has been created by diversion of tech-dedicated funds from capital projects to pay for solutions to the Year 2000 problems is creating unusually attractive opportunities in this sector.

--------------------------------------------------------------------------------

SECURITY EQUITY FUND - VALUE SERIES
MAY 15, 1999

While we continue to be frustrated by the disparities between large-cap and smaller company stock prices, we believe the longer this gap continues the more potential is being created in stocks of small companies with sound businesses. Since its inception the Value Series has performed well versus large-cap value funds despite its orientation toward the underperforming midcap issues, which confirms our belief in the potential for the fund once these midcap issues return to favor.


Jim Schier
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.



      PERFORMANCE

    TOP 5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Comverse Technology, Inc.              5.6%
   RailAmerica, Inc.                      3.8%
   Rational Software Corporation          3.1%
   AFLAC, Inc.                            2.7%
   Sonic Corporation                      2.7%

   **At March 31, 1999

        AVERAGE ANNUAL RETURNS
        As of March 31, 1999

                              1 Year      Since Inception
                              ------      ---------------

  A Shares                    (0.10%)    22.77%   (5-1-97)

  A Shares with sales charge  (5.84%)    19.04%   (5-1-97)

  B Shares                    (1.22%)    21.56%   (5-1-97)

  B Shares with CDSC          (6.16%)    19.81%   (5-1-97)

  C Shares                      N/A      (1.16%) (1-29-99)

  C Shares with CDSC            N/A      (2.16%) (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------
                                       13

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SMALL COMPANY SERIES
MAY 15, 1999

                                                                   [STRONG LOGO]

To Our Shareholders:

[PHOTO]
Ronald C. Ognar
Portfolio Manager

The Small Company Series of Security Equity Fund enjoyed strong performance in the first half of the fiscal year. The Series returned a positive 22.07% for the six-month period ending March 31, 1999, handily beating both its Lipper peer group average return of 12.53% and the benchmark Russell 2000 Index's 10.13% rise.(1)

THE FED'S INTEREST RATE CUTS BOOSTED 1998 FOURTH QUARTER MARKETS The bearish sentiment that began the fourth quarter of 1998 quickly reversed when a recovery in the foreign markets and three successive interest rate cuts by the Federal Reserve Bank sparked a rapid recovery in U.S. stocks. Large-cap and technology-related issues led the resurgence as investors scrambled to put their heavy cash positions back to work. Internet stocks and initial public offerings
(IPOs) were traded up to such high levels that traditional valuation measures became pointless. Growth stocks continued to outperform value stocks in all market cap segments, as investors paid up for companies with visible earnings.

FIRST QUARTER 1999 CONTINUED TO FAVOR BIG COMPANY STOCKS
The first quarter of 1999 began with uncertainty over the fate of the Brazilian economy and the fate of our forty-second president. But as earnings reports came in, it became apparent that U.S. multinational corporations were adapting to the demand pressures from Asia. Market participants decided to stay invested, but chose the most marketable equities just in case.

In February rising interest rates and talk of excessive valuations prompted several prominent strategists to recommend reducing exposure to equities. Investors decided to take some money off the table until it was clear in which direction the Fed was leaning. Gross Domestic Product numbers released late in February showed the U.S. economy growing 3.9% in 1998, matching the strong growth of 1997. Investors charged back into large-cap technology and internet stocks, propelling the S&P 500 to another record high and the Dow Jones Industrial Average above the 10,000 hurdle.

During the six-month period we increased our portfolio weight in technology as the sector continued to benefit from explosive growth in network and other computer-related spending. The computer software

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SMALL COMPANY SERIES
MAY 15, 1999

industry, in particular, is a heavy favorite of ours because of its increasing importance to the global telecommunication explosion. We reduced our exposure to capital equipment over the period.

OUR OUTLOOK FOR THE COMING SIX MONTHS
We believe the remainder of 1999 will see a selective market, in which leading companies that can deliver favorable earnings will continue to be rewarded. The market appears to be driven by liquidity from double-digit money supply growth, solid nominal GDP growth, higher year-end bonus pay, and mortgage refinancing, rather than by overall corporate earnings momentum. Although inflation remains subdued and interest rates remain low, we continue to monitor stock valuations and volatility in the market and will use any pullbacks to add to our favorite high-quality growth companies.


Ronald C. Ognar
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge. Fee waivers reduced Fund expenses and in the absence of such waivers, the performance quoted would be reduced.


               PERFORMANCE

              TOP  5 HOLDINGS**

                                               % of
                                            Net Assets
                                            ----------
      Geotel Communications
          Corporation                          2.5%
      Optical Coating Laboratory, Inc.         2.5%

      Carrier Access Corporation               2.5%
      Quicksilver, Inc.                        2.4%
      Entrust Technologies, Inc.               2.4%

      **At March 31, 1999


                AVERAGE ANNUAL RETURNS
                 As of March 31, 1999

                              1 Year          Since Inception
                              ------          ---------------

  A Shares                    (1.12%)         4.25%  (10-15-97)

  A Shares with sales charge  (6.84%)         0.11%  (10-15-97)

  B Shares                    (2.43%)         3.06%  (10-15-97)

  B Shares with CDSC          (7.31%)         0.34%  (10-15-97)

  C Shares                      N/A          (4.93%)  (1-29-99)

  C Shares with CDSC            N/A          (5.88%)  (1-29-99)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------
                                       15

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - ENHANCED INDEX SERIES
MAY 15, 1999

                                                            [BANKERS TRUST LOGO]

To Our Shareholders:

[PHOTO]
Sidney Hoots
Portfolio Manager

Bankers Trust is pleased to have been selected as the subadvisor for the Enhanced Index Series of Security Equity Fund. The Series began operations January 31, 1999. The core portfolio is designed to contain approximately 80% of the companies represented in the Standard and Poor's 500 Stock Index. Through the use of Bankers Trust's proprietary screening process we will select approximately one-fourth of these core stocks which in our view have above-average potential for appreciation in the coming months, and another one-fourth with less-than-average potential. We will overweight or underweight these stocks accordingly, with the goal of adding extra value above the return of the S&P 500 Index itself.

THE SCREENS WE USE
We plan to overweight a stock in the portfolio relative to its weighting in the benchmark index when one or more of the following shows up on our screens: the company reports a positive earnings surprise, the company becomes an acquisition target, it is announced that the company will be added to the S&P Index, the stock has a high dividend yield or a zero dividend yield (if further research shows that the company uses the funds for internal investment), or the stock's price shows significant value based on options pricing techniques. Conversely, we consider underweighting a stock if there is a negative earnings surprise, if the company issues a seasoned equity offering (as opposed to an initial public offering of stock), or if financials show downward momentum. If none of these positive or negative screens apply, we will hold a neutral position in the stock.

HOW OUR SCREENS HAVE WORKED IN THESE EARLY MONTHS
In the two months of existence of the Enhanced Index Series we achieved positive returns from our Corporate Acquisitions, Announced Index Candidates, Momentum, and Seasoned Equity Offerings screenings. Negative contributors to performance were the Dividend Yield, Deep Value and Earnings Surprise screens.

OUR OUTLOOK FOR THE MARKETS
Despite softness in key employment statistics for March partly reflecting weather distortions, we do not believe there has been any slackening in the underlying strength of the labor market or the U.S. economy. Consumer fundamentals remain extremely favorable and spending shows no signs of slowing, while housing activity remains on a high plateau. Indeed, even the industrial sector, which has been the weak link in the U.S. economic juggernaut, has begun to show signs of life lately. Meanwhile, rising commodity prices and some other evidence of price pressures in manufacturing suggest some greater inflation down the road. But nothing dramatic is likely on the inflation front soon, so the Fed is likely to stay on hold at least into the summer.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - ENHANCED INDEX SERIES
MAY 15, 1999

With the Federal Reserve on hold, market interest rates will probably move in a fairly narrow range for awhile. A weak economy in Japan and lackluster growth in Europe cloud the prospects for equity markets in these countries. More than ever, the U.S. economy and financial markets serve as an engine for the rest of the world. To be sure, strong growth and low inflation are helping the U.S. stock markets, but there is palpable concern about narrowing profit margins. Such concerns are heightened by the 1.7% decline in corporate profits for the overall economy in the fourth quarter, the second consecutive quarterly decline. This general weakness in profits may help to explain the lack of breadth in recent equity market advances.

Sidney Hoots
Portfolio Manager

                    PERFORMANCE

                  TOP  5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Microsoft Corporation                  3.1%
   General Electric Company               2.4%
   Wal-Mart Stores, Inc.                  1.5%
   America Online, Inc.                   1.3%
   Intel Corporation                      1.3%

   **At March 31, 1999

              AVERAGE ANNUAL RETURNS
              As of March 31, 1999

                                   Since Inception
                                   ---------------

  A Shares                        0.20%   (1-29-99)

  A Shares with sales charge     (5.56%)  (1-29-99)

  B Shares                        0.00%   (1-29-99)

  B Shares with CDSC             (5.00%)  (1-29-99)

  C Shares                        0.20%   (1-29-99)

  C Shares with CDSC             (0.80%)  (1-29-99)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------
                                       17

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - INTERNATIONAL SERIES
MAY 15, 1999

                                                            [BANKERS TRUST LOGO]

To Our Shareholders:

[PHOTO]

Michael Levy,
Portfolio Manager


  [PHOTO]

 Robert Reiner,
 Portfolio Manager

Bankers Trust is pleased to have been selected as the subadvisor for the International Series of Security Equity Fund. The Series began operations January 31, 1999. The portfolio holdings will consist largely of high quality, undervalued midcap and large cap stocks of foreign issuers, both in developed and underdeveloped countries. The managers will employ a bottom-up stock selection process, looking first at individual companies. After attractively-valued, inefficiently priced issues are chosen, the political and economic conditions of the country in which the issuing company is located will be taken into consideration.

 [PHOTO]

Julie Wang
Portfolio Manager

STOCK MARKET ACTIVITY IN ASIA AND EUROPE
International investors shifted funds to Japan in the first quarter of 1999 on optimism for restructuring and economic stimulus there. After a scorching performance by Europe and the U.S. in 1998, investors have sought lagging markets to add greater diversification to their portfolios. Heavy foreign buying in Japan was met by domestic selling as Japanese corporations, investment trusts and insurers sought to dump stock in record volumes. Even with strong foreign interest, the Nikkei 225 Stock Index ended the fiscal year March 31, 1999 at its lowest close in fourteen years.

News of slower economic growth in continental Europe and weakness in the new European currency led to flat returns on the Continent and a 3.1% gain for the U.K. An anticipated interest rate cut by the European Central Bank and expectations that further mergers and acquisitions are imminent, especially in the financial and telecom sectors, will highlight the attractive valuations to be found on the Continent.

IMPROVING CONDITIONS IN EMERGING MARKETS
Emerging markets fared well in March with those in the Asia Pacific region gaining 12% and in Latin America 23.1%. Asia's fears of impending yen weakness have subsided. Despite the backup in U.S. bond yields interest rates in the region continue to remain low, helping markets in South Korea, Hong Kong and Singapore. In Latin America, Mexico is still performing strongly on the back of robust growth in the U.S., a rebound in oil prices, and improved inflation data. Brazil surged 36.8% in March given the increasing confidence in the newly-appointed central bank president and the move to lower interest rates from 45% to 42%. Emerging Europe offered mixed results as attention focused on the fighting in Kosovo.

STRATEGY AND POSITIONING FOR THE MONTHS AHEAD
Weakness in the new European currency and strength in Japanese equities have had a negative impact on the portfolio's total return in its early months of existence. We have taken measures to hedge some of the foreign exchange exposure and have slightly increased our holdings in Japanese equities which we believe can capture sustainable growth. We expect European markets to regain their leading positions as soon as it becomes clear that economic recovery is underway. We are reluctant to greatly increase our Japanese position, however, believing that as earnings announcements for the fiscal year just ended and forecasts for the new year are released in the coming weeks there, investors may find their recent confidence ill-founded.

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - INTERNATIONAL SERIES
MAY 15, 1999

Worldwide financial markets have become less risk averse in the past month with cyclicals and emerging markets performing again. Emerging markets are benefiting from strong global liquidity, higher estimates for worldwide Gross Domestic Product (GDP) growth, and commodity price stability. Thus we have ventured back to Mexico and Brazil based on favorable domestic developments which provide greater comfort in the region's ability to weather the Brazilian crisis. The delay in significant yen weakening has provided breathing space for the rest of Asia to effect economic repair. If the yen declines gradually, as we expect, Asia may more easily absorb the impact with limited consequences.


Michael Levy, Robert Reiner, and Julie Wang
Portfolio Managers

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.


                PERFORMANCE

             TOP 5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
        Telecom Italia SpA                2.2%
        Credito Italiano                  1.9%
        Nippon Telegraph &
           Telephone Corporation          1.9%
        Societe Generale D                1.8%
           Enterprises S.A.
        Suez Lyonnaise Des Eaux           1.8%

        **At March 31, 1999

          AVERAGE ANNUAL RETURNS
          As of March 31, 1999

                                   Since Inception
                                   ---------------

  A Shares                       (6.40%)  (1-29-99)

  A Shares with sales charge    (11.78%)  (1-29-99)

  B Shares                       (6.50%)  (1-29-99)

  B Shares with CDSC            (11.18%)  (1-29-99)

  C Shares                       (6.40%)  (1-29-99)

  C Shares with CDSC             (7.34%)  (1-29-99)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.

--------------------------------------------------------------------------------
                                       19

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SELECT 25 SERIES
MAY 15, 1999

To Our Shareholders:
  [PHOTO]

 TERRY MILBERGER,
 Portfolio Manager

The Select 25 Series joins our family of mutual fund offerings with a very successful start. In the two months of its existence since inception January 31, 1999 the Series gained 4%, more than doubling the performance of its benchmark index, the S&P 500 Stock Index, which rose 1.29% over the same time period.(1)


HOW THE PORTFOLIO WAS CONSTRUCTED
Stock selection for the Select 25 Series was accomplished through a two-step process. The first step was to determine what segments of the economy we believed had the most growth potential, and the second was to select the premier companies within these segments. We then built a master list of firms which we expected to excel over time, trimming this list to the twenty-five companies which we believed were the best in their respective industries.

We had no specific targets for sector weightings of the stocks. After the final determination of the original twenty-five holdings, the resulting portfolio contained about 30% in the combined technology/telecommunications industry and another 20% in health care.

ONLY ONE CHANGE SINCE INCEPTION
Since the original portfolio was established we have changed only one holding. Coca Cola Company was the twenty-fifth stock on our list; after watching its performance in the first quarter of 1999 we felt its growth rate didn't justify continuing to hold the stock. We sold the position and added Time Warner, Inc., representing the cable/entertainment industry. We believe Time Warner has the potential to be the dominant company in its industry for several years to come.

In general, we expect turnover to be very low in this portfolio. One of the goals in managing this type of fund is "tax efficiency," or the generation of very low levels of realized taxable capital gains. We will only sell a stock if we see a significant change in its actual or expected growth rate. We do not use current valuation as a criterion; growth prospects are more important in our choices.

STILL, A FEW CONCERNS
Although we select the portfolio holdings very carefully, we don't forget about them once they are purchased. We monitor the stocks closely, watching for signs that might cause us to be concerned about future performance. Among the current stocks, we are watching Watson Pharmaceuticals, Inc., a midcap company which manufactures and sells proprietary and off-patent pharmaceutical products. We are awaiting its first quarter earnings report for more confirmation that its growth rate is intact.



--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
SECURITY EQUITY FUND - SELECT 25 SERIES
MAY 15, 1999

We are also keeping a close eye on Dell Computer Corporation. Although it was a strong performer prior to the start of the Select 25 Series, it has disappointed since then. Concerns about slowing growth in sales have caused investors to back away from the stock. We will monitor its results before adding further to the position.

A GOOD PERFORMER IN UP MARKETS AND DOWN
As long as larger growth companies continue to carry the major stock indexes to new heights, we believe the Select 25 Series should be an excellent performer. Even if we move to a climate in which midcap and small cap issues outperform large-caps the companies selected for this portfolio should still hold value because of their long histories of above-average growth. Even though we plan to keep turnover at a minimum, we will still be vigilant in our monitoring of the stocks and the markets in our efforts to provide outstanding investment results.


Terry Milberger
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.



             PERFORMANCE

           TOP 5 HOLDINGS**

                                          % of
                                       Net Assets
                                       ----------
   Clear Channel Communications, Inc.     3.9%
   Colgate-Palmolive Company              3.8%
   Omnicom Group, Inc.                    3.8%
   Automatic Data Processing, Inc.        3.8%
   America Online, Inc.                   3.8%

   **At March 31, 1999


      AVERAGE ANNUAL RETURNS
      As of March 31, 1999

                                   Since Inception
                                   ---------------

  A Shares                        4.00%   (1-29-99)

  A Shares with sales charge     (1.98%)  (1-29-99)

  B Shares                        3.90%   (1-29-99)

  B Shares with CDSC             (1.10%)  (1-29-99)

  C Shares                        4.00%   (1-29-99)

  C Shares with CDSC              3.00%   (1-29-99)

The performance data above represents past performance which is not predictive of future results. The returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. Such figures would be lower if the maximum sales charge were deducted.


--------------------------------------------------------------------------------
                                       21

MANAGER'S COMMENTARY
--------------------------------------------------------------------------------
SECURITY ULTRA FUND
MAY 15, 1999

To Our Shareholders:
  [PHOTO]

 JIM SCHIER,
 Portfolio Manager

Security Ultra Fund had an outstanding first six months of the fiscal year, increasing 29.23% in value compared with its Lipper peer group average of 23.42%.(1) The benchmark S&P Midcap 400 Stock Index rose 19.24% over the same time period.

THE RIGHT STOCKS TO OWN AND NOT TO OWN
Ownership of Internet stocks was a strong positive during the September through December period. CMGI, Inc., a company that develops and integrates advanced Internet and database management technologies, rose a sharp 322% during the period we owned the stock. Professional services firm USWeb Corporation provides Internet and web site solutions and marketing communications programs. The company's stock was up 274% while it was in our portfolio.

Our heavy exposure to technology stocks--a 31% weighting versus the benchmark index's 18%--provided a boost to performance. Names in this category included Comverse Technology, Inc., Uniphase Corporation, VERITAS Software Corporation, Electronics For Imaging, Inc., ANTEC Corporation, and Safeguard Scientifics, Inc. These stocks had total returns ranging from 85% to 180% over the period. Many of these stocks reached their lows for the year in mid-October. Most of them were added to the portfolio at that time and rebounded sharply after purchase.

Stocks we didn't own also helped performance. The utility sector suffered over the period as earnings were damaged by an unusually warm winter. This sector makes up nearly 12% of the benchmark S&P 400 Midcap Stock Index. We had no utilities in the portfolio, and escaped the drag on total return they could have caused.

SOME ENERGY STOCKS WERE WEAK PERFORMERS
The strongest negative to performance in the six months was the presence of three underperforming energy stocks. As oil prices collapsed the more independent, highly leveraged companies struggled to stay alive. Our positions in Forcenergy, Inc., Ocean Energy, Inc., and Tesoro Petroleum Corporation fell sharply as low oil prices eroded earnings.

Since the end of February oil prices have begun to rise. We felt at that time that many of the gas-oriented domestic exploration and production companies were undervalued, and have been

--------------------------------------------------------------------------------
                                      22

--------------------------------------------------------------------------------
SECURITY ULTRA FUND
MAY 15, 1999

adding positions in the sector to the portfolio. Severe depletion rates in the oil fields in the Gulf of Mexico, along with increasing natural gas usage by utilities, makes such companies as Anadarko Petroleum Corporation, Apache Corporation, Burlington Resources, Inc., and others appear attractive at such depressed levels.

LOOKING FOR OPPORTUNITIES
Given the explosive rise in price of many of the stocks in the growth portion of the markets--the same growth that gave us such favorable first-half performance--investment opportunities in this area of the midcap market are now more scarce. We believe some opportunities exist in midcap technology services and software companies because of the diversion of funds from capital projects in recent months to pay for solutions to the Year 2000 problems. This will be an area of research priority, and may be a sector which we will expand in the portfolio if valuations are favorable.


Jim Schier
Portfolio Manager

(1)Performance figures are based on Class A shares and do not reflect deduction of the sales charge.

        PERFORMANCE

      TOP 5 HOLDINGS**

                                               % of
                                            Net Assets
                                            ----------
   Comverse Technology, Inc.                   8.7%
   AFLAC, Inc.                                 5.1%
   Rational Software Corporation               4.3%
   Mylan Laboratories, Inc.                    3.9%
   American Management Systems, Inc.           3.2%

   **At March 31, 1999

      AVERAGE ANNUAL RETURNS
      As of March 31, 1999
                               1 year      5 years     10 years
                               ------      -------     --------


  A Shares                      5.51%      13.80%       10.32%

  A Shares with sales charge   (0.54%)     12.46%        9.67%

  B Shares                      4.47%      12.69%       10.68%
                                                      (10-19-93)
                                                   (since inception)

  B Shares with CDSC           (0.53%)     12.44%       10.68%
                                                       (10-19-93)
                                                   (since inception)
  C Shares                     (4.15%)       N/A          N/A
                              (1-29-99)
                          (since inception)

  C Shares with CDSC           (5.10%)       N/A          N/A
                              (1-29-99)
                          (since inception)

The performance data above represents past performance which is not predictive of future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 5.75% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. For Class C shares, the returns have been calculated from January 29, 1999 (date of inception) to March 31, 1999 and are not annualized. Such figures would be lower if the maximum sales charge were deducted.


--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY GROWTH AND INCOME FUND

                                                PRINCIPAL
                                                AMOUNT OR
                                                  NUMBER           MARKET
PREFERRED STOCK                                 OF SHARES           VALUE
--------------------------------------------------------------------------------
BANKS & CREDIT - 0.2%
California Federal Bank, 9.125% .............         7,000            $185,500

CORPORATE BONDS
---------------

BANKING - 0.2%
Homeside, Inc., 11.25% - 2003 ...............   $   121,000             142,024

CONSUMER CYCLICAL - OTHER - 0.1%
American Eco Corporation,
   9.625% - 2008 ............................   $   125,000              74,844

ELECTRIC UTILITY - 0.1%
Cal Energy Company, Inc.,
   9.50% - 2006 .............................   $   100,000             111,625

ENERGY - REFINING - 0.2%
Crown Central Petroleum,
   10.875% - 2005 ...........................   $   200,000             185,500

ENTERTAINMENT - 0.1%
Empress Entertainment, Inc.,
   8.125% - 2006 ............................   $    75,000              75,375

FOOD - 0.1%
Nash Finch Company,
   8.50% - 2008 .............................   $   100,000              88,500

GAMING - 0.3%
MGM Grand, Inc., 6.95% - 2005 ...............   $   125,000             117,812
Mirage Resorts, Inc.,
   6.625% - 2005 ............................   $   125,000             121,250
                                                                 --------------
                                                                        239,062
HEALTH CARE - 0.1%
Multicare Companies, Inc.,
   9.00% - 2007 .............................   $   200,000             130,000

HOME CONSTRUCTION - 0.2%
Hovnanian Enterprise,
   9.75% - 2005 .............................   $   100,000              97,625
Toll Corporation, 7.75% - 2007 ..............   $   100,000              97,750
                                                                 --------------
                                                                        195,375

INSURANCE - 0.1%
General American Life Insurance
   Company, 8.525% - 2027 ...................   $    75,000              74,531

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER            MARKET
CORPORATE BONDS (CONTINUED)                       OF SHARES          VALUE
--------------------------------------------------------------------------------
MEDIA - CABLE - 0.4%
CF Cable T.V., Inc.,
   11.625% - 2005 ...........................   $   150,000      $      165,000
CSC Holdings, Ltd.,
   7.625% - 2018 ............................   $    75,000              75,281
Jones Intercable, Inc.,
   7.625% - 2008 ............................   $   100,000             105,250
                                                                 --------------
                                                                        345,531
MEDIA - NONCABLE - 0.2%
Golden Books Publishing, Inc.,
   7.65% - 2002 .............................   $   200,000              86,000
Heritage Media Corporation,
   8.75% - 2006 .............................   $   100,000             107,375
                                                                 --------------
                                                                        193,375
METALS - 0.2%
Ameristeel Corporation,
   8.75% - 2008 .............................   $   100,000             100,250
Simcala, Inc., 9.625% - 2006 ................   $    75,000              55,313
                                                                 --------------
                                                                        155,563
SERVICES - 0.1%
Loewen Group, Inc.,
   6.70% - 1999 .............................   $    75,000              45,750

TELECOMMUNICATIONS - 0.3%
Mastec, Inc., 7.75% - 2008 ..................   $    75,000              73,406
Satelites Mexicanos, Inc.,
   10.125% - 2004 ...........................   $   200,000             160,500
                                                                 --------------
                                                                        233,906
                                                                 --------------
   Total corporate bonds - 2.7% .............................         2,290,961

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 1.5%
Boeing Company ..............................        37,500           1,279,687

AGRICULTURAL PRODUCTS - 0.5%
Archer-Daniels-Midland Company ..............        28,000             411,250

AUTO PARTS & EQUIPMENT - 1.7%
Dana Corporation ............................        12,000             456,000
Genuine Parts Company .......................        20,000             576,250
TRW, Inc. ...................................         8,000             364,000
                                                                 --------------
                                                                      1,396,250

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       24

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY GROWTH AND INCOME FUND (CONTINUED)

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
BANKS - MAJOR REGIONAL - 5.3%
Bank One Corporation ........................        27,000      $    1,486,687
BankAmerica Corporation .....................        18,000           1,271,250
J.P. Morgan & Company, Inc. .................         7,000             863,625
KeyCorp .....................................        22,000             666,875
PNC Bank Corporation ........................         4,000             222,250
                                                                 --------------
                                                                      4,510,687
BUILDING MATERIALS - 0.6%
Owens Corning Corporation ...................        16,000             509,000

CHEMICALS - BASIC - 2.3%
E.I. du Pont de Nemours & Company ...........        14,000             812,875
FMC Corporation* ............................        11,000             543,125
Praxair, Inc. ...............................        16,000             577,000
                                                                 --------------
                                                                      1,933,000
CHEMICALS - SPECIALITY - 0.4%
Minnesota Mining & Manufacturing
   Company ..................................         5,000             353,750

COMPUTER HARDWARE - 1.6%
Compaq Computer Corporation .................        30,000             950,625
Sequent Computer Systems, Inc. ..............        40,000             362,500
                                                                 --------------
                                                                      1,313,125
COMPUTER SOFTWARE/SERVICES - 0.5%
Autodesk, Inc. ..............................        10,000             404,375

CONTAINERS & PACKAGING - 0.7%
Crown Cork & Seal Company, Inc. .............        20,000             571,250

DISTRIBUTION - FOOD & HEALTH - 0.4%
SUPERVALU, Inc. .............................        18,000             371,250

ELECTRICAL EQUIPMENT - 2.3%
Emerson Electric Company ....................        13,200             698,775
Honeywell, Inc. .............................         8,000             606,500
Hubbell, Inc. (Cl.B) ........................        15,000             600,000
                                                                 --------------
                                                                      1,905,275
ELECTRIC COMPANIES - 4.9%
Allegheny Energy, Inc. ......................        13,000             383,500
American Electric Power
   Company, Inc. ............................        15,000             595,312
Baltimore Gas & Electric Company ............        10,000             253,750
Cinergy Corporation .........................        20,000             550,000
Kansas City Power & Light Company ...........        30,000             738,750
LG&E Energy Corporation .....................        10,000             208,125
Northern States Power Company ...............        16,000             371,000
Potomac Electric Power Company ..............        20,000             463,750
Texas Utilities Company .....................        13,700             571,119
                                                                 --------------
                                                                      4,135,306
                                                      NUMBER           MARKET
COMMON STOCKS (continued)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRONICS - DEFENSE - 1.8%
Advanced Micro Devices, Inc.* ...............        23,000          $  356,500
Raytheon Company (Cl.B) .....................        20,200           1,184,225
                                                                     ----------
                                                                      1,540,725
ELECTRONICS - DISTRIBUTION - 0.5%
W.W. Grainger, Inc. .........................        10,000             430,625

ELECTRONICS - SEMICONDUCTORS - 0.4%
National Semiconductor
   Corporation* .............................        39,000             363,188

ENGINEERING & CONSTRUCTION - 0.2%
Foster Wheeler Corporation ..................        16,000             194,000

FOODS - 2.5%
Chiquita Brands International, Inc. .........        39,000             397,312
ConAgra, Inc. ...............................        10,000             255,625
General Mills, Inc. .........................         8,100             612,056
Tyson Foods, Inc. ...........................        34,700             717,856
Universal Foods .............................         7,000             144,375
                                                                     ----------
                                                                      2,127,224
GAMING & LOTTERY - 0.1%
Park Place Entertainment
   Corporation* .............................         8,000              60,500

GOLD & PRECIOUS METALS MINING - 2.2%
Barrick Gold Corporation ....................        57,900             987,919
Newmont Mining Corporation ..................        22,000             385,000
Placer Dome, Inc. ...........................        40,000             447,500
                                                                     ----------
                                                                      1,820,419
HEALTH CARE - LONG TERM CARE - 0.5%
HEALTHSOUTH Corporation* ....................        21,000             217,875
Integrated Health Services, Inc.* ...........        40,000             220,000
                                                                     ----------
                                                                        437,875

HEALTH CARE - MANAGED CARE - 1.7%
Humana, Inc.* ...............................        40,000             690,000
United Healthcare Corporation ...............        13,500             710,437
                                                                     ----------
                                                                      1,400,437
HOSPITAL MANAGEMENT - 0.5%
Columbia/HCA Healthcare
   Corporation ..............................        24,200             458,287

HOUSEHOLD FURNISHINGS & APPLIANCES - 1.3%
Whirlpool Corporation .......................        20,000           1,087,500

HOUSEHOLD PRODUCTS - 1.0%
Kimberly-Clark Corporation ..................        18,000             862,875

INSURANCE - BROKERS - 0.4%
Conseco, Inc. ...............................        11,000             339,625

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       25

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY GROWTH AND INCOME FUND (CONTINUED)

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
INSURANCE - LIFE/HEALTH - 1.8%
Aetna, Inc. .................................         8,000      $      664,000
UNUM Corporation ............................        18,000             856,125
                                                                 --------------
                                                                      1,520,125
INSURANCE - MULTILINE - 0.7%
Loews Corporation ...........................         8,000             597,000

INSURANCE - PROPERTY & CASUALTY - 2.6%
Chubb Corporation ...........................        10,000             585,625
SAFECO Corporation ..........................        19,000             768,312
St. Paul Companies, Inc. ....................        26,700             829,369
                                                                 --------------
                                                                      2,183,306
IRON & STEEL - 0.8%
USX-US Steel Group, Inc. ....................        30,000             705,000

LEISURE TIME PRODUCTS - 0.4%
Callaway Golf Company .......................        32,000             326,000

LODGING - HOTELS - 0.1%
Hilton Hotels Corporation ...................         8,000             112,500

MACHINERY - DIVERSE - 1.7%
Deere & Company .............................        29,700           1,147,162
Milacron, Inc. ..............................        16,000             252,000
                                                                 --------------
                                                                      1,399,162
MANUFACTURING - DIVERSIFIED - 0.9%
Tenneco, Inc. ...............................        28,000             782,250

MEDICAL PRODUCTS & SUPPLIES - 1.4%
Dentsply International, Inc. ................        24,000             558,000
St. Jude Medical, Inc.* .....................        26,200             638,625
                                                                 --------------
                                                                      1,196,625
NATURAL GAS - 3.8%
Consolidated Natural Gas Company ............        15,000             730,312
Equitable Resources, Inc. ...................        20,000             521,250
People's Energy Corporation .................        30,000             969,375
Sonat, Inc. .................................        32,000             960,000
                                                                 --------------
                                                                      3,180,937
OFFICE EQUIPMENT & SUPPLIES - 0.2%
Corporate Express, Inc.* ....................        40,000             207,500

OIL - DOMESTIC - 1.7%
Atlantic Richfield Corporation ..............         6,000             438,000
PennzEnergy Company .........................        20,000             210,000
Pennzoil-Quaker State Corporation ...........        20,000             247,500
Unocal Corporation ..........................        15,000             552,188
                                                                 --------------
                                                                      1,447,688
OIL - INTERNATIONAL - 3.8%
Royal Dutch Petroleum
   Company ADR ..............................        43,600           2,267,200
Texaco, Inc. ................................        15,900             902,325
                                                                 --------------
                                                                      3,169,525

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
OIL & GAS - DRILLING & EQUIPMENT - 4.6%
Baker Hughes, Inc. ..........................        28,000      $      680,750
Halliburton Company .........................        31,700           1,220,450
Schlumberger, Ltd. ..........................        32,600           1,962,113
                                                                 --------------
                                                                      3,863,313
OIL & GAS - EXPLORATION & PRODUCTION - 4.7%
Apache Corporation ..........................        16,000             417,000
Burlington Resources, Inc. ..................        19,000             758,813
Enron Oil & Gas Company .....................        40,000             665,000
Kerr-McGee Corporation ......................        18,000             590,625
MCN Energy Group, Inc. ......................        25,000             401,563
Phillips Petroleum Company ..................        24,000           1,134,000
                                                                 --------------
                                                                      3,967,001

PAPER & FOREST PRODUCTS - 2.6%
Boise Cascade Corporation ...................        20,000             645,000
Champion International
   Corporation ..............................        12,000             492,750
International Paper Company .................         8,000             337,500
Louisiana-Pacific Corporation ...............        40,000             745,000
                                                                 --------------
                                                                      2,220,250
PHARMACEUTICAL - 0.9%
Teva Pharmaceutical Industries, Ltd. ........        16,000             759,000

PHOTOGRAPHY - IMAGING - 1.3%
Eastman Kodak Company .......................        12,000             766,500
Polaroid Corporation ........................        16,000             321,000
                                                                 --------------
                                                                      1,087,500
PUBLISHING - 1.3%
Dow Jones & Company, Inc. ...................        16,000             755,000
R.R. Donnelley & Sons Company ...............        11,000             354,063
                                                                 --------------
                                                                      1,109,063
RAILROADS - 1.2%
Norfolk Southern Corporation ................         7,300             192,538
Union Pacific Corporation ...................        16,000             855,000
                                                                 --------------
                                                                      1,047,538
REAL ESTATE INVESTMENT TRUSTS - 3.1%
Camden Property Trust .......................        20,000             495,000
Highwoods Properties, Inc. ..................        30,000             706,875
HRPT Properties Trust .......................        20,000             270,000
Liberty Property Trust ......................        24,000             498,000
Simon Property Group, Inc. ..................        12,000             329,250
United Dominion Realty Trust, Inc. ..........        30,000             307,500
                                                                 --------------
                                                                      2,606,625
RESTAURANTS - 1.4%
CBRL Group, Inc. ............................        15,000             270,000
Landry's Seafood Restaurants, Inc.* .........        40,000             256,250
Wendy's International, Inc. .................        22,600             642,688
                                                                 --------------
                                                                      1,168,938

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY GROWTH AND INCOME FUND (CONTINUED)

                                                   PRINCIPAL
                                                   AMOUNT OR
                                                    NUMBER          MARKET
COMMON STOCKS (continued)                          OF SHARES         VALUE
--------------------------------------------------------------------------------
RETAIL - DEPARTMENT STORES - 2.3%
Dillard's, Inc. .............................        16,000      $      406,000
Harcourt General, Inc. ......................        12,000             531,750
J.C. Penney Company, Inc. ...................        24,000             972,000
                                                                 --------------
                                                                      1,909,750
RETAIL - SPECIALTY - 0.4%
Toys "R" Us, Inc.* ..........................        20,000             376,250

SERVICES - COMMERCIAL & CONSUMER - 0.3%
Laidlaw, Inc. ...............................        40,000             232,500

SERVICES - DATA PROCESSING - 0.9%
Electronic Data System
   Corporation ..............................        16,000             779,000

TELECOMMUNICATION - 3.0%
Bell Atlantic Corporation ...................        20,800           1,075,100
GTE Corporation .............................        24,000           1,452,000
                                                                 --------------
                                                                      2,527,100
TELECOMMUNICATION - LONG DISTANCE - 0.8%
AT&T Corporation ............................         8,000             638,500

TEXTILES - APPAREL - 0.6%
Russell Corporation .........................        24,000             483,000

TOBACCO - 3.1%
Fortune Brands, Inc. ........................        16,000             619,000
Philip Morris Companies, Inc. ...............        39,700           1,396,944
UST, Inc. ...................................        24,000             627,000
                                                                 --------------
                                                                      2,642,944
TRUCKING - 0.4%
Werner Enterprises, Inc. ....................        24,000             378,000

WASTE MANAGEMENT - 1.4%
Allied Waste Industries, Inc.* ..............        18,000             259,875
Browning-Ferris Industries, Inc. ............        23,000             886,938
                                                                 --------------
                                                                      1,146,813
                                                                 --------------
   Total common stocks - 90.0% ..............................        75,988,188

TEMPORARY CASH INVESTMENTS

DISCOUNT NOTES - 4.7%
Federal National Mortgage
   Association, 4.87% - 1999 ................   $ 4,000,000           3,996,320

                                                                 --------------
   Total investments - 97.6% ................                        82,460,969
   Cash and other assets, less liabilities - 2.4%                     2,004,711
                                                                 --------------
   Total net assets - 100.0% ................                       $84,465,680
                                                                 ==============
SECURITY EQUITY FUND - EQUITY SERIES

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
AUTOMOBILES - 0.6%
Ford Motor Company ..........................       115,000      $    6,526,250

BANKS - MAJOR REGIONAL - 4.6%
Bank of New York Company, Inc. ..............       400,000          14,375,000
BankAmerica Corporation .....................       145,000          10,240,625
Northern Trust Corporation ..................       200,000          17,762,500
Wells Fargo Company .........................       240,000           8,415,000
                                                                 --------------
                                                                     50,793,125
BANKS - MONEY CENTER - 1.4%
Chase Manhattan Corporation .................       190,000          15,449,375

BEVERAGES - ALCOHOLIC - 0.9%
Anheuser-Busch Companies, Inc. ..............       135,000          10,285,312

BEVERAGES - SOFT DRINK - 0.8%
PepsiCo, Inc. ...............................       230,000           9,013,125

BROADCAST MEDIA - 1.1%
Chancellor Media Corporation* ...............       250,000          11,781,250

BUILDING MATERIALS - 0.8%
Masco Corporation ...........................       315,000           8,898,750

COMMUNICATION EQUIPMENT - 1.0%
Lucent Technologies, Inc. ...................       105,000          11,313,750

COMPUTER HARDWARE - 3.1%
Compaq Computer Corporation .................       200,000           6,337,500
International Business Machines
   Corporation ..............................        60,000          10,635,000
Sun Microsystems, Inc.* .....................       140,000          17,491,250
                                                                 --------------
                                                                     34,463,750
COMPUTERS - NETWORKING - 1.5%
Cisco Systems, Inc.* ........................       150,000          16,434,375

COMPUTER SOFTWARE/SERVICES - 5.7%
BMC Software, Inc.* .........................       250,000           9,265,625
Ceridian Corporation* .......................       300,000          10,968,750
Computer Sciences Corporation* ..............       190,000          10,485,625
Microsoft Corporation* ......................       360,000          32,265,000
                                                                 --------------
                                                                     62,985,000
DISTRIBUTION - FOOD & HEALTH - 1.5%
Cardinal Health, Inc. .......................       150,000           9,900,000
McKesson HBOC, Inc. .........................       111,000           7,326,000
                                                                 --------------
                                                                     17,226,000
ELECTRICAL EQUIPMENT - 2.7%
Emerson Electric Company ....................       150,000           7,940,625
General Electric Company ....................       200,000          22,125,000
                                                                 --------------
                                                                     30,065,625

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       27

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------

ELECTRONICS - SEMICONDUCTORS - 0.8%
Intel Corporation ...........................        80,000      $    9,530,000

ENTERTAINMENT - 1.6%
Time Warner, Inc. ...........................       160,000          11,370,000
Walt Disney Company .........................       200,000           6,225,000
                                                                 --------------
                                                                     17,595,000
FINANCIAL - DIVERSE - 3.8%
American General Corporation ................       150,000          10,575,000
Fannie Mae ..................................       230,000          15,927,500
Freddie Mac .................................       270,000          15,423,750
                                                                 --------------
                                                                     41,926,250
FOODS - 1.8%
Bestfoods ...................................       240,000          11,280,000
ConAgra, Inc. ...............................       320,000           8,180,000
                                                                 --------------
                                                                     19,460,000
HEALTH CARE - DIVERSE - 4.2%
American Home Products
   Corporation ..............................       260,000          16,965,000
Bristol-Myers Squibb Company ................       280,000          18,007,500
Johnson & Johnson ...........................       120,000          11,242,500
                                                                 --------------
                                                                     46,215,000
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.8%
Leggett & Platt, Inc. .......................       461,000           9,220,000

HOUSEHOLD PRODUCTS - 2.2%
Colgate-Palmolive Company ...................       100,000           9,200,000
Procter & Gamble Company ....................       150,000          14,690,625
                                                                 --------------
                                                                     23,890,625
INSURANCE - LIFE/HEALTH - 1.7%
Protective Life Corporation .................       250,000           9,468,750
Unum Corporation ............................       200,000           9,512,500
                                                                 --------------
                                                                     18,981,250
INSURANCE - MULTILINE - 3.6%
American International Group, Inc. ..........       150,000          18,093,750
Hartford Financial Services
   Group, Inc. ..............................       150,000           8,521,875
Lincoln National Corporation ................       135,000          13,348,125
                                                                 --------------
                                                                     39,963,750
LODGING - HOTELS - 1.6%
Carnival Corporation ........................       370,000          17,968,125


                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 5.5%
AlliedSignal, Inc. ..........................       320,000      $   15,740,000
Crane Company ...............................       200,000           4,837,500
Textron, Inc. ...............................       105,000           8,124,375
Tyco International, Ltd. ....................       240,000          17,220,000
United Technologies Corporation .............       115,000          15,575,313
                                                                 --------------
                                                                     61,497,188
MEDICAL PRODUCTS & SUPPLIES - 3.5%
Baxter International, Inc. ..................       200,000          13,200,000
Becton, Dickinson & Company .................       300,000          11,493,750
Medtronic, Inc. .............................       200,000          14,350,000
                                                                 --------------
                                                                     39,043,750
NATURAL GAS - 2.1%
Coastal Corporation .........................       340,000          11,220,000
Williams Companies, Inc. ....................       300,000          11,850,000
                                                                 --------------
                                                                     23,070,000

OIL - INTERNATIONAL - 2.9%
Chevron Corporation .........................       110,000           9,728,125
Mobil Corporation ...........................       140,000          12,320,000
Royal Dutch Petroleum
   Company ADR ..............................       200,000          10,400,000
                                                                 --------------
                                                                     32,448,125
PHARMACEUTICALS - 4.5%
Elan Corporation PLC ADR* ...................       130,000           9,067,500
Schering-Plough Corporation .................       340,000          18,806,250
SmithKline Beecham PLC ADR ..................       200,000          14,300,000
Warner-Lambert Company ......................       120,000           7,942,500
                                                                 --------------
                                                                     50,116,250
PHOTOGRAPHY/IMAGING - 1.0%
Xerox Corporation ...........................       200,000          10,675,000

PUBLISHING - 1.1%
McGraw-Hill Companies, Inc. .................       220,000          11,990,000

PUBLISHING - NEWSPAPER - 1.9%
Gannett Company, Inc. .......................       160,000          10,080,000
Tribune Company .............................       165,000          10,797,187
                                                                 --------------
                                                                     20,877,187
RETAIL - APPAREL - 1.3%
TJX Companies, Inc. .........................       440,000          14,960,000

RETAIL - BUILDING SUPPLIES - 0.7%
Lowe's Companies, Inc. ......................       125,000           7,562,500

RETAIL - DEPARTMENT STORES - 0.5%
Saks, Inc.* .................................       220,000           5,720,000

                             See accompanying notes
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - EQUITY SERIES (CONTINUED)

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
RETAIL - DRUG STORES - 2.0%
Rite Aid Corporation ........................       340,000      $    8,500,000
Walgreen Company ............................       470,000          13,277,500
                                                                 --------------
                                                                     21,777,500
RETAIL - FOOD CHAINS - 2.2%
Kroger Company* .............................       140,000           8,382,500
Safeway, Inc.* ..............................       320,000          16,420,000
                                                                 --------------
                                                                     24,802,500
RETAIL - GENERAL MERCHANDISE - 2.0%
Dayton Hudson Corporation ...................       160,000          10,660,000
Wal-Mart Stores, Inc. .......................       120,000          11,062,500
                                                                 --------------
                                                                     21,722,500
RETAIL - SPECIALTY - 1.1%
Office Depot, Inc. ..........................       125,000           4,601,563
Payless ShoeSource, Inc.* ...................       160,000           7,440,000
                                                                 --------------
                                                                     12,041,563
SERVICES - ADVERTISING/MARKETING - 1.7%
Omnicom Group, Inc. .........................       240,000          19,185,000

SERVICES - COMMERCIAL & CONSUMER - 1.1%
Viad Corporation ............................       450,000          12,515,625

SERVICES - DATA PROCESSING - 0.8%
First Data Corporation ......................       220,000           9,405,000

SERVICES - FACILITIES/ENVIRONMENTAL - 1.0%
Ecolab, Inc. ................................       320,000          11,360,000

TELECOMMUNICATION - CELLULAR - 3.1%
Sprint Corporation ..........................       170,000          16,681,250
Sprint Corporation (PCS Group)* .............       400,000          17,725,000
                                                                 --------------
                                                                     34,406,250
TELECOMMUNICATION - LONG DISTANCE - 2.8%
AT&T Corporation ............................       125,000           9,976,562
MCI Worldcom, Inc. ..........................       235,000          20,812,188
                                                                 --------------
                                                                     30,788,750
TELECOMMUNICATIONS - 2.8%
Frontier Corporation ........................       280,000          14,525,000
GTE Corporation .............................       145,000           8,772,500
SBC Communications, Inc. ....................       170,000           8,011,250
                                                                 --------------
                                                                     31,308,750
WASTE MANAGEMENT - 0.9%
Waste Management, Inc. ......................       220,000           9,762,500
                                                                 --------------
   Total common stocks - 94.3% .............................      1,047,021,625
   Cash and other assets,
     less liabilities - 5.7% ...............................         63,302,540
                                                                 --------------
   Total net assets - 100.0% ...............................     $1,110,324,165
                                                                 ==============

SECURITY EQUITY FUND - GLOBAL SERIES

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
ARGENTINA - 0.3%
IRSA Inversiones y
   Representaciones S.A .....................         4,744      $      125,123

AUSTRALIA - 1.2%
Telestra Corporation, Ltd. ..................       100,000             521,303

BELGIUM - 0.7%
Lernout & Hauspie Speech
   Products N.V.* ...........................        10,000             300,000

BRAZIL - 0.6%
Brazil Realty Empreendimente e
   Participacoes S.A. GDR 144A ..............        22,000             243,725

CANADA - 1.1%
Imax Corporation ADR* .......................        24,500             477,750

FRANCE - 10.7%
AXA-UAP .....................................         2,840             376,513
Canal Plus ..................................         5,300           1,553,490
Cap Gemini S.A ..............................         3,000             502,338
Carrefour S.A ...............................           475             366,146
Coflexip S.A ................................         1,300              44,850
Genset Sponsored ADR* .......................        25,000             384,375
Societe BIC S.A .............................         9,000             473,675
Societe Television Francaise 1 ..............         2,000             375,485
Vivendi .....................................         1,684             414,333
                                                                 --------------
                                                                      4,491,205
GERMANY - 11.1%
Allianz AG ..................................           960             292,270
Fresenius AG ................................         3,300             650,189
Porsche AG ..................................           550           1,356,787
ProSieben Media AG ..........................         8,725             419,168
Rhoen-Klinikum AG ...........................         5,050             490,678
Volkswagen AG ...............................        15,000             999,170
Wella AG ....................................           662             471,699
                                                                 --------------
                                                                      4,679,961
GREECE - 1.0%
Hellenic Telecommunications
   Organization S.A .........................        16,800             407,392

HONG KONG - 0.7%
Dickson Concept International, Ltd. .........       192,000             156,085
Television Broadcasts, Ltd. .................        34,000             123,942
                                                                 --------------
                                                                        280,027

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
INDIA - 1.4%
ICICI, Ltd. GDR .............................        39,800      $      245,964
ICICI, Ltd. 144A GDR ........................        14,000              86,520
Videsh Sanchar Nigam, Ltd. GDR ..............        25,000             249,500
                                                                 --------------
                                                                        581,984
IRELAND - 0.8%
Elan Corporation PLC ADR* ...................         5,100             355,725

ITALY - 4.3%
Banca Populare di Spoleto ...................        16,800             272,966
Credito Italiano SpA ........................        76,800             414,566
Olivetti SpA* ...............................       170,000             532,243
Telecom Italia SpA ..........................        85,000             571,702
                                                                 --------------
                                                                      1,791,477
JAPAN - 3.8%

Credit Saison Company, Ltd. .................        12,600             276,619
Eisai Company, Ltd. .........................        22,000             459,765
Nichiei Company, Ltd. .......................         1,300             116,465
Nippon Telegraph & Telephone
   Corporation ..............................            50             489,741
Taisho Pharmaceutical
   Company, Ltd. ............................         9,000             281,179
                                                                 --------------
                                                                      1,623,769
MEXICO - 0.1%
Grupo Televisa S.A.* ........................         1,000              31,375

NETHERLANDS - 1.9%
Koninklijke Ahold NV ........................         8,000             651,647
STMicroelectronics NV* ......................         1,400             135,975
                                                                 --------------
                                                                        787,622
PANAMA - 1.1%
Banco Latinoamericano de
   Exportaciones S.A ........................        18,200             473,200

POLAND - 1.0%
Agora S.A. GDR* .............................        38,000             408,500

PORTUGAL - 0.4%
Sonae Investimentos - Sociedade
   Gestora de Participacoes .................         4,700             183,074

SINGAPORE - 1.3%
Dairy Farm International
   Holdings, Inc., Ltd. .....................       310,000             359,600
Singapore Press Holdings, Ltd. ..............        18,900             208,846
                                                                 --------------
                                                                        568,446
SWEDEN - 0.9%
Autoliv, Inc. ...............................        10,200             388,252


SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)
                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
SWITZERLAND - 4.5%
Adecco S.A ..................................           520      $      263,847
Roche Holding AB ............................           100           1,219,512
UBS AG ......................................         1,300             408,419
                                                                 --------------
                                                                      1,891,778
UNITED KINGDOM - 13.4%
Allied Zurich PLC* ..........................        25,000             337,187
British Petroleum Company PLC ADR ...........         1,700             171,594
Cable & Wireless
   Communications PLC* ......................        13,400             151,962
Cadbury Schweppes PLC .......................        32,600             475,741
Carlton Communications PLC ..................        37,600             369,345
Dixons Group PLC ............................        25,200             530,472
Glaxo Wellcome PLC ..........................         4,200             281,137
Granada Group PLC ...........................        16,800             343,885
Hanson PLC* .................................        55,500             498,589
National Westmininster Bank PLC .............         3,500              81,361
Provident Financial PLC .....................        25,000             375,728
Rentokil Initial PLC ........................        86,000             532,759
Rolls-Royce PLC .............................        70,400             300,880
Royal Bank of Scotland Group PLC ............        11,400             248,625
Telewest Communications PLC* ................        74,600             325,152
WPP Group PLC ...............................        70,000             605,120
                                                                 --------------
                                                                      5,629,537
UNITED STATES - 29.8%
Advanced Micro Devices, Inc.* ...............        16,800             260,400
American Express Company ....................         3,300             387,750
American International Group, Inc. ..........         1,600             193,000
Amgen, Inc.* ................................         6,000             449,250
Associates First Capital Corporation ........         4,600             207,000
AT&T Corporation ............................         6,700             534,744
Cadence Design Systems, Inc.* ...............        10,100             260,075
Chubb Corporation ...........................         4,200             245,963
Circuit City Stores-Circuit City Group ......         7,700             590,012
Cisco Systems, Inc.* ........................         4,700             514,944
Fannie Mae ..................................         6,700             463,975
General Instrument Corporation* .............        16,800             509,250
Genzyme Corporation* ........................         8,400             423,675
Gilead Sciences, Inc.* ......................         7,800             354,900
Hasbro, Inc. ................................        17,700             512,194
International Business Machines
   Corporation ..............................         2,900             514,025
International Flavors &
   Fragrances, Inc. .........................         7,100             266,694
International Game Technology ...............        11,900             173,294




                            See accompanying notes.
--------------------------------------------------------------------------------
                                       30

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - GLOBAL SERIES (CONTINUED)

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
UNITED STATES (CONTINUED)
Lucent Technologies, Inc. ...................           900      $       96,975
McDermott International, Inc. ...............         8,400             212,625
MCI WorldCom, Inc.* .........................        11,200             991,900
Millennium Pharmaceuticals, Inc.* ...........         4,300             134,375
Morgan Stanley Dean Witter
   & Company ................................           600              59,962
National Semiconductor
   Corporation* .............................        32,900             306,381
Pfizer, Inc. ................................         2,500             346,875
QUALCOMM, Inc.* .............................        13,700           1,703,937
Quintiles Transnational
   Corporation* .............................         4,000             151,000
Scientific-Atlanta, Inc. ....................        15,700             427,825
Service Corporation International ...........         6,600              94,050
Sun Microsystems, Inc.* .....................         8,400           1,049,475
Transocean Offshore, Inc. ...................         4,200             121,013
                                                                 --------------
                                                                     12,557,538
                                                                 --------------
   Total common stocks - 92.1% ..............................        38,798,763
     Cash and other assets,
     less liabilities .......................................         3,323,096
                                                                 --------------
     Total net assets - 100% ................................       $42,121,859
                                                                 ==============


INVESTMENT CONCENTRATION
------------------------
At March 31, 1999, Global Series' investment concentration, by industry, was as follows:

Advertising ..........................................................     1.4%
Aerospace/Defense ....................................................     0.7%
Auto Parts & Supplies ................................................     0.9%
Automobiles ..........................................................     5.6%
Banks & Credit .......................................................     4.5%
Broadcast Media ......................................................     6.8%
Building & Construction ..............................................     1.2%
Communications .......................................................     5.5%
Computer Software ....................................................     0.6%
Computer Systems .....................................................     6.1%
Cosmetics ............................................................     1.1%
Electronics ..........................................................     2.9%
Engineering ..........................................................     0.5%
Entertainment ........................................................     2.8%
Financial Services ...................................................     5.7%
Food Wholesalers .....................................................     1.1%
Health Care ..........................................................     4.4%
Household Products ...................................................     0.6%

                                                PRINCIPAL
                                                AMOUNT OR
                                                  NUMBER           MARKET
                                                OF SHARES          VALUE
--------------------------------------------------------------------------------
INVESTMENT CONCENTRATION (CONTINUED)
Industrial Services .............................................          1.0%
Insurance .......................................................          3.4%
Medical .........................................................          2.1%
Office Equipment ................................................          2.4%
Oil .............................................................          0.8%
Pharmaceuticals .................................................          7.7%
Publishing ......................................................          1.0%
Real Estate Development .........................................          0.9%
Retail ..........................................................          4.8%
Semiconductors ..................................................          1.1%
Services ........................................................          2.9%
Telecommunications ..............................................         11.6%
Cash, short-term instruments
   and other assets, less liabilities ...........................          7.9%
                                                                     ----------
                                                                         100.0%
                                                                     ==========
SECURITY EQUITY FUND - ASSET ALLOCATION SERIES

CORPORATE BONDS
---------------
BANKING - 0.7%
Bank of New York Company, Inc.,
   6.50% - 2003 .............................   $    25,000      $       25,531
Washington Mutual Capital I,
   8.375% - 20271 ...........................   $    25,000              27,250
                                                                 --------------
                                                                         52,781
BROKERAGE - 0.7%
Merrill Lynch & Company, Inc.,
   8.00% - 2007 .............................   $    25,000              27,719
SI Financing Trust I, 9.50% - 2026(1) .......           910              24,115
                                                                 --------------
                                                                         51,834
CAPITAL GOODS - 0.3%
Lafarge Corporation,
   6.375% - 2005 ............................   $    25,000              24,969

CONSUMER CYCLICAL - 1.0%
Lowe's Companies, Inc.,
   6.70% - 2007 .............................   $    25,000              25,219
MGM Grand, Inc., 6.95% - 2005 ...............   $    10,000               9,425
Mirage Resorts, Inc.,
   6.625% - 2005 ............................   $    10,000               9,700
News American Holdings,
   8.625% - 2003 ............................   $    25,000              27,094
                                                                 --------------
                                                                         71,438

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       31

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

                                                PRINCIPAL
                                                AMOUNT OR
                                                  NUMBER           MARKET
CORPORATE BONDS (CONTINUED)                      OF SHARES          VALUE
--------------------------------------------------------------------------------
CONSUMER NONCYCLICAL - 0.8%
Archer-Daniels-Midland Company,
   8.875% - 2011 ............................   $    25,000      $       30,344
Cargill, Inc., 6.15% - 2008 .................   $    25,000              25,062
                                                                 --------------
                                                                         55,406
INSURANCE - 0.4%
Hartford Life, Inc., 7.10% - 2007 ...........   $    25,000              26,187

NATURAL GAS - 0.3%
MCN Investment Corporation,
   6.32% - 2003 .............................   $    25,000              25,187

TECHNOLOGY - 0.4%
Dell Computer Corporation,
   6.55% - 2008 .............................   $    25,000              25,281

TELECOMMUNICATIONS - 0.7%
SBC Communications, Inc.,
   6.625% - 2007 ............................   $    25,000              25,375
MCI Worldcom, Inc.,
   6.4% - 2005 ..............................   $    25,000              25,969
                                                                 --------------
                                                                         51,344
YANKEE - CORPORATES - 0.4%
Abbey National PLC, 6.69% - 2005 ............   $    25,000              25,594
                                                                 --------------

   Total corporate bonds - 5.7% ..............................          410,021

COMMON STOCKS
-------------
BIOTECHNOLOGY - 3.3%
Amgen, Inc.* ................................           800              59,900
Biogen, Inc.* ...............................           400              45,725
Centocor, Inc.* .............................           700              25,900
Chiron Corporation* .........................         1,900              41,681
Genzyme Corporation* ........................         1,300              65,569
                                                                 --------------
                                                                        238,775
COMMUNICATION EQUIPMENT - 4.6%
ADC Telecommunications, Inc.* ...............           800              38,150
Andrew Corporation* .........................           700               8,619
Lucent Technologies, Inc. ...................           400              43,100
Motorola, Inc. ..............................           600              43,950
Northern Telecom, Ltd. ......................         1,000              62,125
QUALCOMM, Inc.* .............................           600              74,625
Tellabs, Inc.* ..............................           600              58,650
                                                                 --------------
                                                                        329,219
COMPUTERS - NETWORKING - 2.9%
Ascend Communications, Inc.* ................           900              75,319
Cabletron Systems, Inc.* ....................         3,500              28,656
Cisco Systems, Inc.* ........................           725              79,433
3Com Corporation* ...........................         1,200              27,975
                                                                 --------------
                                                                        211,383

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
COMPUTERS - PERIPHERALS - 3.7%
EMC Corporation* ............................           700      $       89,425
Lexmark International Group, Inc.* ..........           700              78,225
Quantum Corporation* ........................         1,800              32,400
Seagate Technology, Inc.* ...................         1,200              35,475
Storage Technology Corporation* .............         1,200              33,450
                                                                 --------------
                                                                        268,975
DISTRIBUTION - FOOD & HEALTH - 1.5%
Bergen Brunswig Corporation (Cl.A) ..........           800              16,000
Cardinal Health, Inc. .......................           400              26,400
McKesson HBOC, Inc. .........................           300              19,800
SuperValu, Inc. .............................           900              18,563
Sysco Corporation ...........................           900              23,681
                                                                 --------------
                                                                        104,444
ENGINEERING & CONSTRUCTION - 1.9%
Fluor Corporation ...........................           800              21,600
Granite Construction, Inc. ..................         1,000              23,375
Jacobs Engineering Group, Inc.* .............         1,000              39,438
McDermott International, Inc. ...............         1,000              25,312
Morrison Knudsen Corporation* ...............         3,000              29,813
                                                                 --------------
                                                                        139,538
EQUIPMENT - SEMICONDUCTORS - 3.9%
Applied Materials, Inc.* ....................         1,300              80,194
KLA-Tencor Corporation* .....................         1,300              63,131
Novellus Systems, Inc.* .....................         1,100              60,638
Teradyne, Inc.* .............................         1,400              76,387
                                                                 --------------
                                                                        280,350
FOOTWEAR - 3.9%
Nike, Inc. (CI.B) ...........................         1,800             103,838
Nine West Group, Inc.* ......................         3,000              74,062
Reebok International, Ltd.* .................         3,600              57,150
Wolverine World Wide, Inc. ..................         4,400              41,800
                                                                 --------------
                                                                        276,850
GAMING & LOTTERY - 3.2%
Circus Circus Enterprises, Inc.* ............         3,500              61,469
Harrah's Entertainment, Inc.* ...............         3,400              64,812
International Game Technology, Inc. .........         3,000              43,688
Mirage Resorts, Inc.* .......................         2,950              62,687
                                                                 --------------
                                                                        232,656
GOLD COMPANIES - 1.7%
Barrick Gold Corporation ....................         1,700              29,006
Battle Mountain Gold Company ................         5,700              15,675
Homestake Mining Company ....................         3,100              26,738
Newmont Mining Corporation ..................         1,100              19,250
Placer Dome, Inc. ...........................         2,800              31,325
                                                                 --------------
                                                                        121,994

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 2.6%
Baxter International, Inc. ..................           600      $       39,600
Becton, Dickinson & Company .................           800              30,650
Boston Scientific Corporation* ..............           800              32,450
Guidant Corporation .........................           800              48,400
Medtronic, Inc. .............................           500              35,875
                                                                 --------------
                                                                        186,975
PHARMACEUTICALS - 3.2%
ICN Pharmaceuticals, Inc. ...................         2,000              50,375
Jones Pharma, Inc. ..........................         1,500              52,125
Medimmune, Inc.* ............................           800              47,350
Mylan Laboratories, Inc. ....................         1,600              43,900
Watson Pharmaceuticals, Inc.* ...............           900              39,712
                                                                 --------------
                                                                        233,462
RESTAURANTS - 2.7%
CKE Restaurants, Inc. .......................           517              10,211
CBRL Group, Inc. ............................           600              10,800
McDonald's Corporation ......................           800              36,250
Starbuck's Corporation* .....................         1,400              39,288
Tricon Global Restaurants, Inc.* ............           800              56,200
Wendy's International, Inc. .................         1,400              39,812
                                                                 --------------
                                                                        192,561
RETAIL - BUILDING SUPPLIES - 2.9%
Fastenal Company ............................         1,000              35,062
Home Depot, Inc. ............................           800              49,800
Hughes Supply, Inc. .........................         1,200              27,300
Lowe's Companies, Inc. ......................         1,000              60,500
Sherwin-Williams Company ....................         1,200              33,750
                                                                 --------------
                                                                        206,412
RETAIL - SPECIALTY - 3.4%
AutoZone, Inc.* .............................         1,200              36,450
Bed Bath & Beyond, Inc.* ....................         1,200              43,800
Office Depot, Inc.* .........................         1,000              36,813
OfficeMax, Inc.* ............................         2,100              18,113
Staples, Inc.* ..............................         2,325              76,434
Toys "R" Us, Inc.* ..........................         1,700              31,981
                                                                 --------------
                                                                        243,591
SERVICES - ADVERTISING/MARKETING - 2.5%
ACNielsen Corporation* ......................         1,200              32,550
Acxiom Corporation* .........................         1,200              31,800
Interpublic Group of Companies, Inc. ........           500              38,937
Omnicom Group, Inc. .........................           600              47,962
True North Communications, Inc. .............         1,100              30,938
                                                                 --------------
                                                                        182,187


                                                  PRINCIPAL
                                                  AMOUNT OR
                                                   NUMBER           MARKET
COMMON STOCKS (continued)                         OF SHARES          VALUE
--------------------------------------------------------------------------------
TOBACCO - 1.6%
Philip Morris Companies, Inc. ...............         1,000      $       35,188
RJR Nabisco Holdings Corporation* ...........         1,500              37,500
UST, Inc. ...................................         1,500              39,187
                                                                 --------------
                                                                        111,875
TRUCKING - 2.4%
J.B. Hunt Transport Services, Inc. ..........         1,900              39,900
Rollins Truck Leasing Corporation ...........         2,750              25,953
Ryder System, Inc. ..........................         1,350              37,294
USFreightways Corporation ...................         1,300              42,738
Werner Enterprises, Inc. ....................         1,775              27,956
                                                                 --------------
                                                                        173,841
                                                                 --------------
   Total common stocks - 51.9% ...............................        3,735,088

U.S. GOVERNMENT AGENCIES
------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.7%
   7.00% - 2020 .............................   $    92,095              92,563
   7.00% - 2021 .............................   $    30,025              30,382
                                                                 --------------
                                                                        122,945
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.6%
   6.50% - 2018 .............................   $    26,908              26,963
   6.95% - 2020 .............................   $   129,635             131,314
   7.50% - 2020 .............................   $    26,073              26,718
                                                                 --------------
                                                                        184,995
U.S. TREASURY NOTES - 2.2%
   6.50% - 2006 .............................   $   150,000             159,818
U.S. TREASURY BONDS - 1.4%
   6.00% - 2026 .............................   $   100,000             101,675
                                                                 --------------
   Total U.S. government
     agencies - 7.9% .........................................          569,433

REAL ESTATE INVESTMENT TRUSTS
-----------------------------
American Health Properties, Inc. ............           700              12,731
Archstone Communities Trust .................           800              16,100
Avalon Bay Communities, Inc. ................           460              14,547
CBL & Associates Properties, Inc. ...........           700              16,275
Duke Realty Investments, Inc. ...............           900              19,350
Equity Residential Properties Trust .........           824              33,990
Federal Realty Investment Trust .............           650              13,772
General Growth Properties, Inc. .............           550              17,841
Glimcher Realty Trust .......................           850              12,219
Health Care Property Investors, Inc. ........           500              14,375
Kimco Realty Corporation ....................           600              22,125
Merry Land Properties, Inc. .................            40                 235

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

REAL ESTATE                                        NUMBER           MARKET
INVESTMENT TRUSTS (CONTINUED)                    OF SHARES          VALUE
--------------------------------------------------------------------------------
New Plan Excel Realty Trust .................           800      $       15,350
Post Properties, Inc. .......................           450              16,200
Public Storage, Inc. ........................           600              15,000
Simon Property Group, Inc ...................           600              16,462
Spieker Properties, Inc. ....................           500              17,625
United Dominion Realty Trust, Inc. ..........         1,200              12,300
Washington Real Estate Investment
   Trust ....................................         1,000              16,313
Weingarten Realty Investors .................           400              15,850
                                                                 --------------
   Total real estate investment
     trusts - 4.4% ...........................................          318,660

FOREIGN STOCKS
--------------
BELGIUM - 4.3%
Cementbedrijven Cimenteries .................           200              17,954
Delhaize - Le Lion SA .......................           300              27,789
Electrabel SA ...............................           150              53,764
Fortis AG (Cl.B) ............................         1,800              66,460
Gevaert NV* .................................           200              13,851
Petrofina SA ................................           150              82,104
Solvay SA ...................................           800              49,057
                                                                 --------------
                                                                        310,979
DENMARK - 3.2%
A/S Dampskibsselskabet Svendborg ............             5              47,934
A/S Forsikringsselskabet Codan ..............            45               5,098
Akieselskabet Potagua .......................           140               2,745
Bang & Olufsen Holding A/S ..................            82               5,717
Carlsberg A/S ...............................           197               7,984
Cheminova Holding A/S .......................           214               3,171
D/S Norden A/S ..............................            35               1,551
Danisco A/S .................................           244              11,164
Danske Traelast .............................            54               3,687
Den Danske Bank .............................           245              25,737
Finansierings Instituttet for Industri
   og Handvaerk A/S .........................           189               3,843
Finansieringsselskabet Gefion A/S ...........           240               4,881
FLS Industries A/S ..........................           212               4,157
ISS International Service
   System A/S* ..............................           148               9,619
J. Lauritzen Holdings A/S* ..................            89               6,722
Jyske Bank A/S ..............................            61               4,900
Kapital Holding .............................           133               5,506
Korn-OG Foderstof
   Kompagniet A/S ...........................           153               3,000
Novo Nordisk A/S ............................           263              29,415
Radiometer A/S ..............................            94               4,369
Ratin A/S ...................................            88              15,850

                                                      NUMBER           MARKET
FOREIGN STOCKS (CONTINUED)                           OF SHARES          VALUE
--------------------------------------------------------------------------------
DENMARK (CONTINUED)
Sophus Berendsen A/S ........................            88      $        2,505
Sydbank A/S .................................           108               3,530
Tele Danmark A/S ............................            94               9,312
Topdanmark A/S ..............................            30               5,537
Tryg-Baltica Forsikring A/S .................           128               3,626
                                                                 --------------
                                                                        231,560
GERMANY - 10.0%
Allianz AG ..................................           360             109,601
BASF AG .....................................         1,081              39,563
Bayer AG ....................................           735              27,535
Bayerische Motoren Werke
   (BMW) AG .................................           100              65,532
Bayerische Motoren Werke
   (Bonus Issue)* ...........................            20              12,761
Continental AG ..............................           202               4,994
DaimlerChrysler AG* .........................           452              39,331
Degussa-Huels AG ............................           140               5,290
Deutsche Bank AG ............................           692              35,599
Deutsche Telekom AG .........................         2,900             118,189
Dresdner Bank AG ............................           611              24,472
Friedrich Grohe AG-Vorzugsak ................             7               1,715
Heidelberger Zement AG ......................            86               5,246
 Hochtief AG ................................           180               5,966
Linde AG ....................................            14               7,995
Merck KGAA ..................................           187               6,460
Muenchener Rueckver* ........................            70              13,943
Muenchener Rueckversicherungs-
   Gesellschaft AG ..........................            70              14,132
Preussag AG .................................            72              38,632
SAP AG ......................................           122              34,969
Siemens AG ..................................         1,038              69,367
Veba AG .....................................           634              33,334
                                                                 --------------
                                                                        714,626
JAPAN - 11.4%
All Nippon Airways Company, Ltd. ............         2,000               6,637
Asahi Glass Company, Ltd. ...................         2,000              14,523
Bank of Tokyo-Mitsubishi, Ltd. ..............         3,000              41,341
Chubu Electric Power Company, Inc. ..........           400               7,093
Fuji Bank, Ltd. .............................         1,000               5,919
Fujitsu, Ltd. ...............................         2,000              32,120
Hitachi, Ltd. ...............................         3,000              22,216
Industrial Bank of Japan, Ltd. ..............         2,000              13,510
Kansai Electric Power Company ...............         1,400              28,312
Kawasaki Heavy Industries ...................         4,000               8,714
Kawasaki Steel Corporation ..................         5,000               8,444
Kinki Nippon Railway
   Company, Ltd. ............................         2,000              10,707

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CONTINUED)

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                  NUMBER           MARKET
FOREIGN STOCKS (CONTINUED)                      OF SHARES          VALUE
--------------------------------------------------------------------------------
JAPAN (CONTINUED)
Kirin Brewery Company, Ltd. .................         1,000   $       11,720
Kyocera Corporation .........................           100            5,387
Marubeni Corporation ........................         3,000            5,699
Marui Company, Ltd. .........................         1,000           17,014
Matsushita Electric Industrial
   Company, Ltd. ............................         2,000           39,010
Mitsubishi Corporation ......................         4,000           26,176
Mitsubishi Estate Company, Ltd. .............         1,000           10,175
Mitsubishi Heavy Industrial, Ltd. ...........         4,000           18,070
Mitsubishi Motors Corporation ...............         2,000            7,464
Mitsubishi Trust & Banking
   Corporation ..............................         1,000           10,369
Mitsui Fudosan Company, Ltd. ................         1,000            9,009
NEC Corporation .............................         2,000           24,065
Nippon Steel Corporation ....................         6,000           12,311
Nissan Motor Company, Ltd. ..................         2,000            7,768
Nomura Securities Company, Ltd. .............         2,000           20,941
NSK Ltd. ....................................         4,000           18,576
Sekisui House, Ltd. .........................         4,000           42,557
Sharp Corporation ...........................         2,000           21,110
Shin-Etsu Chemical Company ..................         1,000           26,260
Sony Corporation ............................           100            9,246
Sumitomo Bank, Ltd. .........................         4,000           54,142
Sumitomo Chemical Company ...................         6,000           24,166
Tokio Marine & Fire Insurance
   Company ..................................         2,000           22,815
Tokyo Electric Power Company ................         2,700           58,136
Tokyu Corporation ...........................         4,000           10,437
Toshiba Corporation .........................         3,000           20,493
Toyota Motor Corporation ....................         3,000           86,887
                                                              --------------
                                                                     819,539
                                                              --------------
   Total foreign stocks - 28.9% ............................       2,076,704

TEMPORARY CASH INVESTMENTS
--------------------------
MONEY MARKET FUND - 1.0%
   Chase Master Note Program ................   $    68,700           68,700
                                                              --------------
   Total investments - 99.8% ................                      7,178,606
   Cash and other assets,
         less liabilities - 0.2% ............                         14,942
                                                              --------------
   Total net assets - 100% ..................                    $ 7,193,548
                                                              ==============
SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES
                                                    NUMBER             MARKET
COMMON STOCKS                                       OF SHARES            VALUE
--------------------------------------------------------------------------------
AIRLINES - 0.6%
AMR Corporation* ............................         1,800      $      105,413

AUTO PARTS & EQUIPMENT - 0.2%
Dana Corporation ............................           800              30,400

BANKS - MAJOR REGIONAL - 5.5%
Bank of New York Company, Inc. ..............         4,900             176,094
Bank One Corporation ........................         4,670             257,142
BankAmerica Corporation .....................         2,500             176,562
Northern Trust Corporation ..................         2,200             195,387
Wachovia Corporation ........................         1,300             105,544
Wells Fargo Company .........................         2,700              94,669
                                                                 --------------
                                                                      1,005,398
BANKS - MONEY CENTER - 0.9%
Chase Manhattan Corporation .................         2,000             162,625

BEVERAGES - SOFT DRINK - 2.3%
Coca-Cola Company ...........................         6,800             417,350

BROADCAST MEDIA - 2.5%
Chancellor Media Corporation* ...............         1,800              84,825
Comcast Corporation (Cl.A) ..................         2,500             157,344
Viacom, Inc. (Cl.B)* ........................         2,600             218,237
                                                                 --------------
                                                                        460,406
CHEMICALS - BASIC - 0.4%
Air Products & Chemicals, Inc. ..............         2,200              75,350

CHEMICALS - SPECIALTY - 0.7%
H.B. Fuller Company .........................         1,700             100,194
Sigma-Aldrich ...............................         1,100              32,175
                                                                 --------------
                                                                        132,369
COMMUNICATIONS - EQUIPMENT - 1.8%
ADC Telecommunications, Inc.* ...............         1,900              90,606
Comverse Technology, Inc.* ..................         1,500             127,500
Tellabs, Inc.* ..............................         1,200             117,300
                                                                 --------------
                                                                        335,406
COMPUTER HARDWARE - 3.9%
Compaq Computer Corporation .................         4,200             133,088
Hewlett-Packard Company .....................         2,000             135,625
International Business Machines
   Corporation ..............................         1,700             301,325
Sun Microsystems, Inc.* .....................         1,100             137,431
                                                                 --------------
                                                                        707,469

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CONTINUED)

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
COMPUTERS - NETWORKING - 3.2%
Ascend Communications, Inc.* ................         1,400      $      117,162
Cisco Systems, Inc.* ........................         4,325             473,858
                                                                 --------------
                                                                        591,020
COMPUTER SOFTWARE/SERVICES - 6.8%
Adobe Systems, Inc. .........................         1,700              96,475
Affiliated Computer
   Services, Inc.* ..........................         3,100             141,825
American Management Systems, Inc.* ..........         4,600             156,975
Microsoft Corporation* ......................         9,400             842,475
                                                                 --------------
                                                                      1,237,750
CONSUMER FINANCE - 0.7%
Household International, Inc. ...............         2,800             127,750

DISTRIBUTION - FOOD & HEALTH - 0.3%
Cardinal Health, Inc ........................           975              64,350

ELECTRICAL EQUIPMENT - 1.2%
Cooper Industries, Inc. .....................         1,200              51,150
Emerson Electric Company ....................         1,800              95,288
Hubbell, Inc. (Cl.B) ........................         1,100              44,000
Thomas & Betts Corporation ..................           800              30,050
                                                                 --------------
                                                                        220,488
ELECTRONICS - SEMICONDUCTORS - 4.3%
Analog Devices, Inc.* .......................         3,200              95,200
Intel Corporation ...........................         4,700             559,888
Texas Instruments, Inc. .....................           600              59,550
Xilinx, Inc.* ...............................         1,800              73,012
                                                                 --------------
                                                                        787,650
ENTERTAINMENT - 2.2%
Time Warner, Inc. ...........................         3,400             241,613
Walt Disney Company .........................         5,000             155,625
                                                                 --------------
                                                                        397,238
EQUIPMENT - SEMICONDUCTORS - 0.6%
Applied Materials, Inc.* ....................         1,700             104,869

FINANCIAL - DIVERSE - 4.7%
American Express Company ....................         1,600             188,000
American General Corporation ................         2,500             176,250
Fannie Mae ..................................         3,100             214,675
Finova Group, Inc. ..........................         2,800             145,250
Freddie Mac .................................         2,200             125,675
                                                                 --------------
                                                                        849,850

                                                     NUMBER             MARKET
COMMON STOCKS (CONTINUED)                           OF SHARES            VALUE
--------------------------------------------------------------------------------
FOODS - 1.4%
Bestfoods ...................................         1,200      $       56,400
General Mills, Inc. .........................         1,500             113,344
Interstate Bakeries Corporation .............         4,000              86,250
                                                                 --------------
                                                                        255,994
HARDWARE & TOOLS - 0.5%
Black & Decker Corporation ..................         1,800              99,787

HEALTH CARE - DIVERSE - 2.2%
Johnson & Johnson ...........................         4,200             393,487

HEALTH CARE - SPECIALIZED SERVICES - 0.5%
ALZA Corporation* ...........................         2,200              84,150

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.7%
Leggett & Platt, Inc. .......................         6,800             136,000

HOUSEHOLD PRODUCTS - 4.0%
Clorox Company ..............................         1,400             164,063
Colgate-Palmolive Company ...................           800              73,600
Kimberly-Clark Corporation ..................         2,000              95,875
Procter & Gamble Company ....................         4,000             391,750
                                                                 --------------
                                                                        725,288
HOSPITAL MANAGEMENT - 0.4%
Health Management Associates, Inc.*                   5,800              70,687

INSURANCE - LIFE/HEALTH - 0.7%
UNUM Corporation ............................         2,800             133,175

INSURANCE - MULTI-LINE - 2.3%
American International Group, Inc. ..........         3,410             411,331

INSURANCE - PROPERTY & CASUALTY - 0.6%
Chubb Corporation ...........................         2,000             117,125

LEISURE TIME PRODUCTS - 0.4%
Mattel, Inc. ................................         2,700              67,162

MACHINERY - DIVERSE - 0.2%
Milacrom, Inc. ..............................         2,400              37,800

MANUFACTURING - DIVERSIFIED - 0.6%
Illinois Tool Works, Inc. ...................         1,700             105,187

MANUFACTURING - SPECIALIZED - 0.3%
Avery Dennison Corporation ..................           900              51,750

MEDICAL PRODUCTS & SUPPLIES - 1.8%
Boston Scientific Corporation* ..............         2,600             105,463
Guidant Corporation .........................         1,600              96,800
Medtronic, Inc. .............................         1,700             121,975
                                                                 --------------
                                                                        324,238

OFFICE EQUIPMENT & SUPPLIES - 0.3%
Pitney Bowes, Inc. ..........................           800              51,000

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CONTINUED)

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
OIL - DOMESTIC - 0.4%
Atlantic Richfield Company ..................         1,000      $       73,000

OIL - INTERNATIONAL - 1.1%
BP Amoco PLC ADR ............................         2,014             203,288

OIL & GAS - DRILLING & EQUIPMENT - 0.4%
BJ Services Company* ........................         3,200              75,000

OIL & GAS - EXPLORATION PRODUCTION - 1.0%
Anadarko Petroleum Corporation ..............         2,800             105,700
Apache Corporation ..........................         2,600              67,763
                                                                 --------------
                                                                        173,463
PAPER & FOREST PRODUCTS - 0.5%
Mead Corporation ............................         2,000              61,500
Westvaco Corporation ........................         1,000              21,000
                                                                 --------------
                                                                         82,500
PERSONAL CARE - 1.1%
Gillette Company ............................         3,500             208,031

PHARMACEUTICALS - 4.3%
Merck & Company, Inc. .......................         6,600             529,238
Schering-Plough Corporation .................         4,600             254,437
                                                                 --------------
                                                                        783,675

PHOTOGRAPHY/IMAGING - 0.7%
Xerox Corporation ...........................         2,400             128,100

PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. .................         1,800              98,100

PUBLISHING - NEWSPAPER - 0.3%
New York Times Company - (Cl.A) .............         2,200              62,700

RAILROADS - 0.2%
Norfolk Southern Corporation ................         1,700              44,838

RESTAURANTS - 1.0%
McDonald's Corporation ......................         4,200             190,312

RETAIL - APPAREL - 1.4%
TJX Companies, Inc. .........................         5,200             176,800
Talbots, Inc. ...............................         3,000              73,125
                                                                 --------------
                                                                        249,925
RETAIL - BUILDING SUPPLIES - 1.1%
Lowe's Companies, Inc. ......................         3,300             199,650

RETAIL - DEPARTMENT STORES - 0.6%
Kohl's Corporation* .........................         1,600             113,400

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
RETAIL - DRUG STORES - 0.7%
CVS Corporation .............................         2,500      $      118,750

RETAIL - FOOD CHAINS - 1.0%
Kroger Company* .............................         3,000             179,625

RETAIL - GENERAL MERCHANDISE -3.6%
Costco Companies, Inc.* .....................         1,000              91,563
Dayton Hudson Corporation ...................         4,800             319,800
Kmart Corporation* ..........................        10,000             168,125
Sears, Roebuck & Company ....................         1,500              67,781
                                                                 --------------
                                                                        647,269
SAVINGS & LOAN - 0.4%
Washington Mutual, Inc. .....................         1,680              68,670

SERVICES - ADVERTISING/MARKETING - 1.5%
Omnicom Group, Inc. .........................         3,300             263,794

SERVICES - COMPUTER SYSTEMS - 0.8%
Sungard Data Systems, Inc.* .................         3,500             140,000

TELECOMMUNICATIONS - 4.3%
Ameritech Corporation .......................         3,000             173,625
Bell Atlantic Corporation ...................         4,200             217,088
BellSouth Corporation .......................         3,400             136,212
SBC Communications, Inc. ....................         5,400             254,475
                                                                 --------------
                                                                        781,400
TELECOMMUNICATIONS - CELLULAR - 1.2%
Sprint Corporation ..........................         1,100             107,937
Sprint Corporation (PCS Group)* .............         2,450             108,566
                                                                 --------------
                                                                        216,503
TELECOMMUNICATIONS - LONG DISTANCE - 5.1%
AT&T Corporation ............................         6,163             491,884
MCI WorldCom, Inc.* .........................         4,000             354,250
Scientific-Atlanta, Inc. ....................         3,100              84,475
                                                                 --------------
                                                                        930,609
TRUCKING - 0.3%
FDX Corporation* ............................           500              46,406

TRUCKS & PARTS - 0.2%
Federal-Mogul Corporation ...................           700              30,100
                                                                 --------------
   Total common stocks - 93.4% ..............................        16,986,420
   Cash and other assets,
     less liabilities - 6.6% ................................         1,203,253
                                                                 --------------
   Total net assets - 100.0% ................................       $18,189,673
                                                                 ==============

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       37

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - VALUE SERIES
                                                    NUMBER             MARKET
COMMON STOCKS                                      OF SHARES            VALUE
--------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 1.8%
Archer-Daniels-Midland Company ..............        30,000      $      440,625

AUTO PARTS & EQUIPMENT - 1.7%
Motorcar Parts & Accessories, Inc.* .........        37,000             413,937

BANKS - MAJOR REGIONAL - 2.3%
BankBoston Corporation ......................         5,300             229,556
Mercantile Bancorporation, Inc. .............         3,700             175,750
Northern Trust Corporation ..................         1,600             142,100
                                                                 --------------
                                                                        547,406
BIOTECHNOLOGY - 0.9%
Ligand Pharmaceuticals, Inc. (Cl.B)* ........        26,000             212,875

CHEMICALS - SPECIALTY - 0.8%
Material Sciences Corporation* ..............        30,000             191,250

COMMUNICATION EQUIPMENT - 5.8%
Comverse Technology, Inc.* ..................        15,800           1,343,000
Transcrypt International, Inc.* .............        25,000              59,375
                                                                 --------------
                                                                      1,402,375
COMPUTER SOFTWARE/SERVICES - 9.0%
American Management Systems, Inc.* ..........        12,000             409,500
Computer Sciences Corporation* ..............         8,800             485,650
JDA Software Group, Inc.* ...................        70,000             520,625
Rational Software Corporation* ..............        28,000             750,750
                                                                 --------------
                                                                      2,166,525
ELECTRICAL EQUIPMENT - 3.7%
Benchmark Electronics, Inc.* ................        17,000             510,000
Maxwell Technologies, Inc.* .................        16,000             374,000
                                                                 --------------
                                                                        884,000
ELECTRONICS - INSTRUMENTATION - 1.0%
E G & G, Inc. ...............................         8,700             229,463

ELECTRONICS - SEMICONDUCTORS - 0.7%
S3, Inc.* ...................................        23,700             177,750

FOODS - 3.9%
Chiquita Brands International, Inc. .........        37,000             376,937
Hormel Foods Corporation ....................        16,000             570,000
                                                                 --------------
                                                                        946,937
GAMING & LOTTERY - 2.2%
Circus Circus Enterprises, Inc.* ............        30,000             526,875

HEALTH CARE - SPECIALIZED SERVICES - 3.2%
CryoLife, Inc.* .............................        35,700             392,700
Morrison Health Care, Inc. ..................        21,000             375,375
                                                                 --------------
                                                                        768,075

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT - 1.1%
Columbia/HCA Healthcare
   Corporation ..............................        14,100      $      267,019

INSURANCE - LIFE/HEALTH - 4.7%
AFLAC, Inc. .................................        12,000             653,250
UNUM Corporation ............................        10,000             475,625
                                                                 --------------
                                                                      1,128,875
INSURANCE - PROPERTY & CASUALTY - 1.2%
Horace Mann Educators Corporation ...........        13,000             299,000

INVESTMENT BANK  / BROKERAGE - 1.1%
Legg Mason, Inc. ............................         8,000             269,500

LEISURE TIME PRODUCTS - 3.8%
Hasbro, Inc. ................................        19,500             564,281
Midway Games, Inc.* .........................        42,000             364,875
                                                                 --------------
                                                                        929,156
MANUFACTURING - DIVERSIFIED - 1.1%
AEP Industries, Inc.* .......................        10,200             255,000

MANUFACTURING - SPECIALIZED - 1.4%
Brady Corporation (Cl.A) ....................        16,000             335,000

MEDICAL PRODUCTS & SUPPLIES - 1.6%
Sunrise Medical, Inc.* ......................        62,900             393,125

NATURAL GAS - 2.4%
Equitable Resources, Inc. ...................        22,000             573,375

OIL - INTERNATIONAL - 1.8%
Tesoro Petroleum Corporation* ...............        40,000             440,000

OIL & GAS - DRILLING & EQUIPMENT - 3.3%
B.J. Services Company* ......................        24,000             562,500
ENSCO International, Inc. ...................        17,400             231,638
                                                                 --------------
                                                                        794,138

OIL & GAS - EXPLORATION & PRODUCTION - 11.8%
Anadarko Petroleum Corporation ..............        17,000             641,750
Apache Corporation ..........................        18,000             469,125
Burlington Resources, Inc. ..................        14,000             559,125
Chieftain International, Inc.* ..............        39,000             477,750
Evergreen Resources, Inc.* ..................        15,000             300,000
Ocean Energy, Inc.* .........................        60,000             408,750
                                                                 --------------
                                                                      2,856,500
PUBLISHING - NEWSPAPER - 1.3%
E.W. Scripps Company (Cl.A) .................         7,000             309,750


                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - VALUE SERIES (CONTINUED)
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 5.3%
Dura Pharmaceuticals, Inc.* .................        19,000      $      268,375
Mylan Laboratories, Inc. ....................        12,000             329,250
Noven Pharmaceuticals, Inc.* ................        56,000             259,000
Teva Pharmaceutical Industries,
   Ltd. ADR .................................         8,900             422,194
                                                                 --------------
                                                                      1,278,819

RAILROADS - 3.8%
RailAmerica, Inc.* ..........................       105,000             918,750

RESTAURANTS - 4.4%
Cheesecake Factory* .........................        17,900             425,125
Sonic Corporation* ..........................        24,000             646,500
                                                                 --------------
                                                                      1,071,625
RETAIL - APPAREL - 1.1%
Talbots, Inc. ...............................        11,000             268,125

RETAIL - SPECIALTY - 0.7%
Keystone Automotive Industries, Inc.* .......        10,500             170,625

SERVICES - ADVERTISING MARKETING - 1.5%
True North Communications, Inc. .............        13,100             368,438

SERVICES - COMMERCIAL & CONSUMER - 5.1%
Angelica Corporation ........................        39,000             546,000
Cerner Corporation* .........................        17,000             273,062
FTI Consulting, Inc.* .......................        20,000              57,500
Tier Technologies, Inc.* ....................        40,000             347,500
                                                                 --------------
                                                                      1,224,062
SERVICES - COMPUTER SYSTEMS - 1.2%
Comdisco, Inc. ..............................        16,000             286,000

TELECOMMUNICATION - LONG DISTANCE - 2.4%
AT&T Corporation ............................         7,400             590,613

TEXTILES - APPAREL - 0.8%
Kellwood Company ............................         8,600             189,737
                                                                 --------------
   Total common stocks - 99.9% ...............................       24,125,325
   Cash and other assets,
     less liabilities - 0.1% .................................           25,452
                                                                 --------------
   Total net assets - 100.0% .................................      $24,150,777
                                                                 ==============

SECURITY EQUITY FUND - SMALL COMPANY SERIES
                                                    NUMBER             MARKET
COMMON STOCKS                                     OF SHARES            VALUE
--------------------------------------------------------------------------------
AEROSPACE DEFENSE - 1.0%
Aviation Sales Company* .....................         2,500      $      111,250

BIOTECHNOLOGY - 4.9%
Biomatrix, Inc.* ............................         2,800             218,400
IDEC Pharmaceuticals
   Corporation* .............................         1,100              56,513
Techne Corporation* .........................         5,800             167,475
Transkaryotic Therapies, Inc.* ..............         3,200             101,600
                                                                 --------------
                                                                        543,988
COMMUNICATION EQUIPMENT - 10.3%
ANTEC Corporation* ..........................         8,800             189,200
Carrier Access Corporation* .................         3,600             278,325
Computer Network Technology
   Corporation* .............................         4,400              70,950
GeoTel Communications
   Corporation* .............................         6,100             279,838
Harmonic Lightwaves, Inc.* ..................         4,200             116,025
Osicom Technologies, Inc.* ..................         1,900              45,600
Powerwave Technologies, Inc.* ...............         6,000             170,250
                                                                 --------------
                                                                      1,150,188
COMPUTER SOFTWARE/SERVICES - 24.2%
Advantage Learning Systems, Inc.* ...........         2,700              83,869
Aware, Inc.* ................................         4,400             206,800
BroadVision, Inc.* ..........................         3,900             233,025
Clarify, Inc.* ..............................         2,100              56,044
Concur Technologies, Inc.* ..................         3,300             148,913
Critical Path, Inc.* ........................         1,100              84,700
Entrust Technologies, Inc.* .................         7,800             263,250
InfoSpace.com, Inc.* ........................         2,000             177,125
International Integration, Inc.* ............         6,500             208,000
Macromedia, Inc.* ...........................         3,100             140,469
Mentor Graphics Corporation* ................         4,200              56,700
Mercury Interactive Corporation* ............         4,000             142,500
New Dimension Software, Ltd.* ...............         2,100             108,938
New Era of Networks, Inc.* ..................         2,400             162,600
Peregrine Systems, Inc.* ....................         3,700             124,413
Sykes Enterprises, Inc.* ....................         4,500             145,406
TSI International Software, Ltd.* ...........         3,800             185,488
Verity, Inc.* ...............................         3,700             123,950
Ziff-Davis, Inc. - ZDNet* ...................         1,200              43,200
                                                                 --------------
                                                                      2,695,390
ELECTRICAL EQUIPMENT - 0.3%
Cooper Cameron Corporation* .................         1,000              33,875

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       39

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - SMALL COMPANY SERIES
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 1.3%
Flextronics International, Ltd.* ............         1,700      $       86,700
Transwitch Corporation* .....................         1,300              58,825
                                                                 --------------
                                                                        145,525
ENGINEERING & CONSTRUCTION - 0.8%
Dycom Industries, Inc.* .....................         2,000              87,000

EQUIPMENT - SEMI-CONDUCTORS - 0.9%
Galileo Technology, Ltd. ....................         3,400              99,450

FINANCIAL - DIVERSE - 0.3%
Security First Technologies
   Corporation* .............................           500              36,750

FOOTWEAR - 0.6%
Timberland Company* .........................         1,000              63,062

HEALTH CARE - MANAGED CARE - 1.5%
Express Scripts, Inc.* ......................         1,900             163,281

HEALTH CARE - SPECIALIZED CARE - 2.2%
Pharmaceutical Product
   Development, Inc.* .......................         7,300             245,006

MANUFACTURING - SPECIALIZED - 2.5%
Optical Coating Laboratory, Inc. ............         5,800             278,400

MEDICAL PRODUCTS & SUPPLIES - 3.2%
Advanced Neuromodulation
   System, Inc.* ............................         7,500              51,562
Hooper Holmes, Inc. .........................         3,500              54,687
Xomed Surgical Products, Inc.* ..............         6,500             255,125
                                                                 --------------
                                                                        361,374
OIL & GAS - DRILLING & EQUIPMENT - 0.8%
BJ Services Company* ........................         2,000              46,875
Smith International, Inc.* ..................         1,000              40,000
                                                                 --------------
                                                                         86,875
OIL & GAS - EXPLORATION & PRODUCTION - 0.3%
Helmerich & Payne, Inc. .....................         1,500              34,031

PHARMACEUTICALS - 4.5%
Alpharma, Inc. ..............................         5,000             196,250
Andrx Corporation* ..........................           500              45,562
QLT PhotoTherapeutics, Inc.* ................           900              36,675
Roberts Pharmaceutical Corporation*                   6,500             134,875
Sepracor, Inc.* .............................           800              89,800
                                                                 --------------
                                                                        503,162
PHOTOGRAPHY - IMAGING - 0.8%
Getty Images, Inc.* .........................         4,000              84,000

RESTAURANTS - 1.0%
Applebees International, Inc. ...............         4,700             116,619

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
RETAIL - APPAREL - 3.4%
American Eagle Outfitters, Inc.* ............         1,300      $       93,194
dELIA*s, Inc.* ..............................         2,100              66,150
Pacific Sunwear of California, Inc.* ........         1,700              59,075
Children's Place Retail Stores, Inc.* .......         2,500              67,344
AnnTaylor Stores Corporation* ...............         2,200              97,212
                                                                 --------------
                                                                        382,975
RETAIL - DEPARTMENT STORES - 1.5%
99 Cents Only Stores* .......................           800              33,950
Ames Department Stores, Inc.* ...............         3,500             129,937
                                                                 --------------
                                                                        163,887

RETAIL - FOOD CHAINS - 0.5%
NPC International, Inc.* ....................         3,300              51,562

RETAIL - GENERAL MERCHANDISE - 2.9%
Fossil, Inc.* ...............................         5,500             163,969
Linens `N Things, Inc.* .....................         3,400             154,275
                                                                 --------------
                                                                        318,244
RETAIL - SPECIALTY - 3.4%
Claire's Stores, Inc. .......................         1,900              57,237
O'Reilly Automotive, Inc.* ..................         1,600              71,600
School Specialty, Inc.* .....................         3,600              70,425
Tweeter Home Entertainment
   Group, Inc.* .............................         5,400             174,150
                                                                 --------------
                                                                        373,412
SAVINGS & LOANS - 0.2%
Net.B@nk, Inc.* .............................           400              27,200

SERVICES - ADVERTISING/MARKETING - 2.0%
Catalina Marketing Corporation* .............           600              51,525
TMP Worldwide, Inc.* ........................         2,700             174,994
                                                                 --------------
                                                                        226,519
SERVICES - COMMERCIAL & CONSUMER - 11.7%
AboveNet Communications, Inc.* ..............           600              78,525
AnswerThink Consulting Group, Inc.*..........         2,000              56,000
Copart, Inc.* ...............................        12,400             257,300
Education Management Corporation* ...........         5,400             166,050
Exodus Communications, Inc.* ................           400              53,800
ITT Educational Services, Inc.* .............         1,400              52,587
Profit Recovery Group International,Inc.*....         3,200             126,400
Quanta Services, Inc.* ......................         2,100              53,419
SportsLine USA, Inc.* .......................         1,800              82,125
USWeb Corporation* ..........................         3,500             144,375
VerticalNet, Inc.* ..........................         1,000             103,875
WebTrends Corporation* ......................         2,800             136,150
                                                                 --------------
                                                                      1,310,606

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - SMALL COMPANY SERIES
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
SERVICES - COMPUTER SYSTEMS - 0.6%
Concentric Network Corporation* .............           200      $       14,950
SanDisk Corporation* ........................         1,900              50,350
                                                                 --------------
                                                                         65,300
TELECOMMUNICATION - CELLULAR - 0.9%
Pinnacle Holdings, Inc.* ....................         7,000             105,875

TELECOMMUNICATION - LONG DISTANCE - 0.9%
Viatel, Inc.* ...............................         3,500              99,750

TEXTILES - APPAREL - 2.4%
Quiksilver, Inc.* ...........................         6,300             266,175

WASTE MANAGEMENT - 0.5%
IT Group, Inc.* .............................         4,000              51,500
                                                                 --------------
   Total common stocks - 92.3% ............................          10,282,231
   Cash and other assets,
     less liabilities - 7.7% ..............................             863,267
                                                                 --------------
   Total net assets - 100.0% ..............................         $11,145,498
                                                                 ==============

SECURITY EQUITY FUND - ENHANCED INDEX SERIES
COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 1.0%
Boeing Company ..............................           200      $        6,825
General Dynamics Corporation ................           200              12,850
Sundstrand Corporation ......................         1,500             104,250
                                                                 --------------
                                                                        123,925
AGRICULTURAL PRODUCTS - 0.1%
Archer-Daniels-Midland Company ..............           300               4,406
Delta and Pine Land Company .................           100               3,075
Pioneer Hi-Bred International, Inc. .........           100               3,763
                                                                 --------------
                                                                         11,244
AIRLINES - 0.3%
AMR Corporation .............................           300              17,569
Delta Air Lines, Inc. .......................           300              20,850
Southwest Airlines Company ..................           200               6,050
                                                                 --------------
                                                                         44,469
ALUMINUM - 0.2%
Alcan Aluminum, Ltd. ........................           100               2,581
ALCOA, Inc. .................................           500              20,594
                                                                 --------------
                                                                         23,175
SECURITY EQUITY FUND - ENHANCED INDEX SERIES
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
AUTOMOBILES - 1.0%
Ford Motor Company ..........................         1,100      $       62,425
General Motors Corporation ..................           700              60,812
                                                                 --------------
                                                                        123,237
BANKS - MAJOR REGIONAL - 3.7%
Amsouth Bancorporation ......................           100               4,550
BB&T Corporation ............................           100               3,619
Bank of New York Company, Inc. ..............           500              17,969
Bank One Corporation ........................         1,000              55,063
BankAmerica Corporation .....................         1,600             113,000
BankBoston Corporation ......................           100               4,331
Comerica, Inc.* .............................           100               6,244
Fifth Third Bancorp .........................           100               6,594
First Union Corporation .....................           800              42,750
Firstar Corporation .........................           100               8,950
Fleet Financial Group, Inc. .................           500              18,812
Keycorp .....................................           200               6,062
Mellon Bank Corporation .....................           100               7,037
J.P. Morgan & Company, Inc. .................           200              24,675
National City Corporation ...................           300              19,912
Northern Trust Corporation ..................           100               8,881
Regions Financial Corporation ...............           100               3,462
Southtrust Corporation ......................           100               3,731
State Street Boston .........................           100               8,219
Suntrust Banks, Inc. ........................           300              18,675
Synovus Financial Corporation ...............           100               2,044
U.S. Bancorp ................................           300              10,219
Union Planters Corporation ..................           500              21,969
Wachovia Corporation ........................           100               8,119
Wells Fargo Company .........................         1,400              49,088
                                                                 --------------
                                                                        473,975
BANKS - MONEY CENTER - 0.4%
Chase Manhattan Corporation .................           700              56,919

BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc. ..............           400              30,475
Seagram Company, Ltd. .......................           300              15,000
                                                                 --------------
                                                                         45,475
BEVERAGES - SOFT DRINK - 1.2%
Coca-Cola Company ...........................         1,700             104,338
Coca-Cola Enterprises, Inc. .................           300               9,075
PepsiCo, Inc. ...............................         1,100              43,106
                                                                 --------------
                                                                        156,519
BIOTECHNOLOGY - 0.3%
Amgen, Inc.* ................................           500              37,437


                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CONTINUED)
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
BROADCAST MEDIA - 0.8%
Clear Channel
   Communications, Inc.* ....................           300      $       20,119
Comcast Corporation (Cl.A) ..................           200              12,588
MediaOne Group, Inc.* .......................           700              44,450
Viacom, Inc. (Cl.B)* ........................           300              25,181
                                                                 --------------
                                                                        102,338
BUILDING MATERIALS - 0.0%
Masco Corporation ...........................           200               5,650

CHEMICALS - BASIC - 2.2%
Air Products & Chemicals, Inc. ..............           100               3,425
Dow Chemical Company ........................           400              37,275
E.I. du Pont de Nemours
   & Company ................................         1,100              63,869
FMC Corporation* ............................           200               9,875
Morton International, Inc. ..................         4,510             165,742
                                                                 --------------
                                                                        280,186
CHEMICALS - DIVERSIFIED - 0.1%
Monsanto Company ............................           300              13,781

CHEMICALS - SPECIALTY - 0.3%
Eastman Chemical Company ....................           500              21,031
Minnesota Mining &
   Manufacturing Company ....................           200              14,150
Rohm & Haas Company .........................           100               3,356
                                                                 --------------
                                                                         38,537
COMMUNICATION EQUIPMENT - 1.3%
Andrew Corporation* .........................           100               1,231
Data General Corporation* ...................           100               1,012
General Instrument Corporation* .............           400              12,125
Lucent Technologies, Inc. ...................           600              64,650
Motorola, Inc. ..............................           500              36,625
Northern Telecom, Ltd. ......................           500              31,063
Tellabs, Inc.* ..............................           200              19,550
                                                                 --------------
                                                                        166,256
COMPUTER HARDWARE - 3.2%
Compaq Computer Corporation .................         1,400              44,362
Dell Computer Corporation* ..................         2,200              89,925
Hewlett-Packard Company .....................           800              54,250
International Business Machines
   Corporation ..............................           900             159,525
Silicon Graphics, Inc.* .....................           500               8,344
Sun Microsystems, Inc.* .....................           400              49,975
                                                                 --------------
                                                                        406,381

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 7.0%
Adobe Systems, Inc. .........................           500      $       28,375
America Online, Inc.* .......................         1,150             167,900
BMC Software, Inc.* .........................           303              11,211
Ceridian Corporation* .......................           300              10,969
Computer Associates
   International, Inc. ......................           400              14,225
Computer Sciences Corporation* ..............           200              11,037
Compuware Corporation* ......................           500              11,938
Microsoft Corporation* ......................         4,400             394,350
Novell, Inc.* ...............................           700              17,631
Oracle Corporation* .........................         1,200              31,650
Platinum Technology
   International, Inc.* .....................         3,000              76,500
Unisys Corporation ..........................           500              13,844
Xylan* ......................................         3,000             110,438
                                                                 --------------
                                                                        900,068
COMPUTERS - NETWORKING - 2.0%
Ascend Communications, Inc.* ................         1,000              83,687
Cabletron Systems, Inc.* ....................           900               7,369
Cisco Systems, Inc.* ........................         1,400             153,388
3COM Corporation* ...........................           400               9,325
                                                                 --------------
                                                                        253,769
COMPUTERS - PERIPHERALS - 0.7%
EMC Corporation* ............................           500              63,875
Seagate Technology, Inc.* ...................           700              20,694
                                                                 --------------
                                                                         84,569
CONSUMER FINANCE - 0.5%
Household International, Inc. ...............           300              13,688
MBNA Corporation ............................           500              11,937
Providian Financial Corporation .............           300              33,000
                                                                 --------------
                                                                         58,625
CONTAINERS & PACKAGING - 0.1%
Owens-Oillinois, Inc.* ......................           300               7,500
Temple-Inland, Inc. .........................           200              12,550
                                                                 --------------
                                                                         20,050
DISTRIBUTION - FOOD & HEALTH - 0.3%
Cardinal Health, Inc. .......................           200              13,200
McKesson HBOC, Inc. .........................           200              13,200
Supervalu, Inc. .............................           400               8,250
Sysco Corporation ...........................           200               5,263
                                                                 --------------
                                                                         39,913

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CONTINUED)
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
ELECTRIC COMPANIES - 2.1%
American Electric Power Company, Inc. .......           300      $       11,906
Carolina Power & Light Company ..............           100               3,781
Consolidated Edison, Inc. ...................           500              22,656
Duke Energy Corporation .....................           600              32,775
Edison International ........................           700              15,575
Entergy Corporation .........................           700              19,250
FirstEnergy Corporation .....................           800              22,350
GPU, Inc. ...................................           100               3,731
New Century Energies, Inc. ..................           200               6,813
Niagra Mohawk Power
   Corporation* .............................         1,400              18,813
Peco Energy Company .........................           100               4,625
PG&E Corporation ............................           800              24,850
PP&L Resources, Inc. ........................           100               2,475
Pacificorp ..................................           500               8,625
Reliant Energy, Inc. ........................           600              15,638
Southern Company ............................         1,200              27,975
Texas Utilities Company .....................           200               8,338
Unicom Corporation ..........................           600              21,938
                                                                 --------------
                                                                        272,114
ELECTRICAL EQUIPMENT - 2.6%
Amp, Inc. ...................................           200              10,737
General Electric Company ....................         2,800             309,750
Rockwell International Company ..............           100               4,244
Solectron Corporation* ......................           300              14,569
                                                                 --------------
                                                                        339,300
ELECTRONICS - DEFENSE - 0.1%
Advanced Micro Devices, Inc.* ...............           400               6,200
Raytheon Company (Cl.B) .....................           200              11,725
                                                                 --------------
                                                                         17,925
ELECTRONICS - SEMICONDUCTORS - 2.2%
Intel Corporation ...........................         1,400             166,775
LSI Logic Corporation* ......................           700              21,831
Micron Technology, Inc.* ....................           300              14,475
National Semiconductor
   Corporation* .............................           700               6,519
Texas Instruments, Inc. .....................           300              29,775
VLSI Technology, Inc.* ......................         2,500              48,438
                                                                 --------------
                                                                        287,813
ENTERTAINMENT - 0.9%
King World Productions, Inc.* ...............           300               9,169
Time Warner, Inc. ...........................           900              63,956
Walt Disney Company .........................         1,300              40,463
                                                                 --------------
                                                                        113,588

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
EQUIPMENT - SEMICONDUCTORS - 0.0%
Applied Materials, Inc.* ....................           100      $        6,169

FINANCIAL - DIVERSE - 2.2%
American Express Company ....................           500              58,750
American General Corporation ................           100               7,050
Associates First Capital Corporation ........           400              18,000
Fannie Mae ..................................           900              62,325
Freddie Mac .................................           600              34,275
Merrill Lynch & Company, Inc. ...............           300              26,531
Morgan Stanley Dean Witter
   & Company ................................           700              69,956
TransAmerica Corporation ....................           100               7,100
                                                                 --------------
                                                                        283,987
FOODS - 0.7%
Bestfoods ...................................           100               4,700
Conagra, Inc. ...............................           200               5,113
General Mills, Inc. .........................           100               7,556
Heinz (H.J.) Company ........................           200               9,475
Unilever NY .................................           500              33,219
Wm. Wrigley Jr. Company .....................           300              27,131
                                                                 --------------
                                                                         87,194
FOOTWEAR - 0.6%
Nike, Inc. (Cl.B) ...........................           100               5,769
Nine West Group, Inc.* ......................         2,700              66,656
Reebok International, Ltd.* .................           200               3,175
                                                                 --------------
                                                                         75,600
GAMING & LOTTERY - 0.1%
Harrah's Entertainment, Inc.* ...............           200               3,813
Mirage Resorts, Inc.* .......................           400               8,500
                                                                 --------------
                                                                         12,313
HEALTH CARE - DIVERSE - 2.6%
Abbott Laboratories .........................         1,200              56,175
American Home Products
   Corporation ..............................         1,000              65,250
Bristol-Myers Squibb Company ................         1,700             109,331
Johnson & Johnson ...........................         1,100             103,056
                                                                 --------------
                                                                        333,812
HEALTH CARE - LONG TERM CARE - 0.1%
HCR Manor Care, Inc.* .......................           400               9,125

HEALTH CARE - MANAGED CARE - 0.1%
Humana, Inc.* ...............................           600              10,350
United Healthcare Corporation ...............           100               5,262
                                                                 --------------
                                                                         15,612

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CONTINUED)
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
HEALTH CARE - PHARMACEUTICALS - 4.0%
Eli Lilly & Company .........................           900      $       76,388
Merck & Company, Inc. .......................         2,000             160,375
Pharmacia & Upjohn, Inc. ....................           300              18,712
Pfizer, Inc. ................................         1,100             152,625
Schering-Plough Corporation .................         1,100              60,844
Warner-Lambert Company ......................           600              39,712
                                                                 --------------
                                                                        508,656
HEALTH CARE - SPECIALIZED SERVICES - 0.1%
Alza Corporation* ...........................           240               9,180

HOMEBUILDING - 0.2%
Centex Corporation* .........................           500              16,687
Pulte Corporation ...........................           400               8,325
                                                                 --------------
                                                                         25,012
HOSPITAL MANAGEMENT - 0.0%
Columbia/HCA Healthcare Corporation .........           100               1,894

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.2%
Maytag Corporation ..........................           200              12,075
Whirlpool Corporation .......................           200              10,875
                                                                 --------------
                                                                         22,950
HOUSEHOLD PRODUCTS - 1.1%
Clorox Company ..............................           100              11,719
Colgate-Palmolive Company ...................           200              18,400
Procter & Gamble Company ....................         1,100             107,731
                                                                 --------------
                                                                        137,850
INSURANCE - BROKERS - 0.2%
AON Corporation .............................           100               6,325
Marsh & McLennan Companies, Inc. ............           200              14,838
Provident Companies, Inc. ...................           100               3,456
                                                                 --------------
                                                                         24,619
INSURANCE - MULTILINE - 2.3%
American International Group, Inc. ..........         1,100             132,688
Cigna Corporation ...........................           100               8,381
Citigroup, Inc. .............................         2,100             134,138
Hartford Financial Services
   Group, Inc. ..............................           100               5,681
Lincoln National Corporation ................           100               9,887
                                                                 --------------
                                                                        290,775
INSURANCE - PROPERTY & CASUALTY - 0.2%
Allstate Corporation ........................           600              22,237

INVESTMENT BANK/BROKERAGE - 0.5%
Lehman Brothers Holdings, Inc. ..............           100               5,975
Schwab (Charles) Corporation ................           600              57,675
                                                                 --------------
                                                                         63,650

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
IRON & STEEL - 0.2%
Bethlehem Steel Corporation* ................         2,400      $       19,800
Worthington Industries, Inc. ................           400               4,700
                                                                 --------------
                                                                         24,500
LODGING - HOTELS - 0.2%
Carnival Corporation (Cl.A) .................           400              19,425
Marriott International, Inc. (Cl.A) .........           100               3,362
                                                                 --------------
                                                                         22,787
MACHINERY - DIVERSE - 0.4%
Caterpillar, Inc. ...........................           700              32,156
Ingersoll-Rand Company ......................           100               4,963
Timken Company ..............................         1,000              16,250
                                                                 --------------
                                                                         53,369
MANUFACTURING - DIVERSIFIED - 0.9%
AlliedSignal, Inc. ..........................           300              14,756
Corning, Inc. ...............................           100               6,000
Illinois Tool Works, Inc. ...................           200              12,375
Textron, Inc. ...............................           200              15,475
Tyco International, Ltd. ....................           300              21,525
United Technologies Corporation .............           300              40,631
                                                                 --------------
                                                                        110,762
MANUFACTURING - SPECIALIZED - 0.9%
Thermo Electron Corporation* ................           600               8,138
U.S. Filter Corporation* ....................         3,400             104,125
                                                                 --------------
                                                                        112,263
MEDICAL PRODUCTS & SUPPLIES - 0.7%
Baxter International, Inc. ..................           200              13,200
Becton, Dickinson & Company .................           100               3,831
Boston Scientific Corporation* ..............           500              20,281
Guidant Corporation .........................           200              12,100
Medtronic, Inc. .............................           400              28,700
St. Jude Medical, Inc.* .....................           300               7,313
                                                                 --------------
                                                                         85,425
METALS & MINING - 0.1%
Freeport-McMoran
   Copper & Gold, Inc.* .....................           800               8,700

MISCELLANEOUS - 1.2%
Aeroquip-Vickers, Inc. ......................         2,450             140,416
Phelps Dodge Corporation ....................           300              14,775
                                                                 --------------
                                                                        155,191
MISCELLANEOUS BUSINESS SERVICES - 0.2%
ITT Industries, Inc. ........................           600              21,225

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CONTINUED)
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
MULTIMEDIA - 0.2%
CBS Corporation* ............................           700      $       28,656

NATURAL GAS - 0.4%
Coastal Corporation .........................           400              13,200
Consolidated Natural Gas Company ............           300              14,606
Sempra Energy ...............................           500               9,594
Williams Companies, Inc. ....................           300              11,850
                                                                 --------------
                                                                         49,250
OFFICE EQUIPMENT & SUPPLIES - 0.2%
Moore Corporation, Ltd. .....................           800               7,900
Pitney-Bowes, Inc. ..........................           200              12,750
                                                                 --------------
                                                                         20,650
OIL - DOMESTIC - 0.3%
Atlantic Richfield Company ..................           500              36,500

OIL - INTERNATIONAL - 3.4%
Chevron Corporation .........................           800              70,750
Exxon Corporation ...........................         2,200             155,238
Mobil Corporation ...........................           700              61,600
Royal Dutch Petroleum
   Company ADR ..............................         2,100             109,200
Texaco, Inc. ................................           600              34,050
                                                                 --------------
                                                                        430,838
OIL & GAS - DRILLING & EQUIPMENT - 0.2%
Schlumberger, Ltd. ..........................           400              24,075

OIL & GAS - EXPLORATION & PRODUCTION - 0.2%
Enron Corporation ...........................           200              12,850
Kerr-McGee Corporation ......................           500              16,406
                                                                 --------------
                                                                         29,256
OIL & GAS - REFINING & MARKETING - 0.1%
Ashland, Inc. ...............................           200               8,187

PAPER & FOREST PRODUCTS - 0.2%
International Paper Company .................           200               8,437
Potlatch Corporation ........................           500              16,969
Weyerhaeuser Company ........................           100               5,550
                                                                 --------------
                                                                         30,956
PERSONAL CARE - 0.4%
Avon Products, Inc. .........................           100               4,706
Gillette Company ............................           900              53,494
                                                                 --------------
                                                                         58,200
PHOTOGRAPHY/IMAGING - 0.4%
Eastman Kodak Company .......................           400              25,550
Xerox Corporation ...........................           500              26,687
                                                                 --------------
                                                                         52,237

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
PUBLISHING - 0.4%
Deluxe Corporation ..........................           500      $       14,563
R.R. Donnelley & Sons Company ...............           300               9,656
Knight-Ridder, Inc. .........................           300              15,000
McGraw-Hill Companies, Inc. .................           200              10,900
                                                                 --------------
                                                                         50,119
PUBLISHING - NEWSPAPER - 0.0%
Gannett Company, Inc. .......................           100               6,300

RAILROADS - 0.2%
Burlington Northern Sante Fe
   Corporation ..............................           300               9,862
CSX Corporation .............................           100               3,894
Kansas City Southern Industries, Inc. .......           200              11,400
Union Pacific Corporation ...................           100               5,344
                                                                 --------------
                                                                         30,500
RESTAURANTS - 0.5%
McDonald's Corporation ......................         1,000              45,312
Tricon Global Restaurants, Inc.* ............           200              14,050
                                                                 --------------
                                                                         59,362
RETAIL - APPAREL - 0.3%
Gap, Inc. ...................................           600              40,387
TJX Companies, Inc. .........................           100               3,400
                                                                 --------------
                                                                         43,787
RETAIL - BUILDING SUPPLIES - 0.7%
Home Depot, Inc. ............................         1,200              74,700
Lowe's Companies, Inc. ......................           200              12,100
                                                                 --------------
                                                                         86,800
RETAIL - DEPARTMENT STORES - 0.6%
Dillard's, Inc. .............................           400              10,150
Dollar General Corporation ..................           100               3,400
Federated Department Stores, Inc.* ..........           300              12,037
Harcourt General, Inc. ......................           400              17,725
Kohl's Corporation* .........................           400              28,350
May Department Stores Company ...............           150               5,869
                                                                 --------------
                                                                         77,531
RETAIL - DRUG STORES - 0.3%
CVS Corporation .............................           300              14,250
Rite Aid Corporation ........................           100               2,500
Walgreen Company ............................           700              19,775
                                                                 --------------
                                                                         36,525

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CONTINUED)
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
RETAIL - FOOD CHAINS - 0.4%
Albertson's, Inc. ...........................           100      $        5,431
American Stores Company .....................           100               3,300
Great Atlantic & Pacific Tea
   Company, Inc. ............................           300               9,000
Kroger Company* .............................           200              11,975
Safeway, Inc.* ..............................           500              25,656
                                                                 --------------
                                                                         55,362
RETAIL - GENERAL MERCHANDISE - 2.1%
Costco Companies, Inc.* .....................           200              18,313
Dayton Hudson Corporation ...................           300              19,988
Kmart Corporation* ..........................           700              11,769
Fred Meyer, Inc.* ...........................           400              23,550
Wal-Mart Stores, Inc. .......................         2,100             193,594
                                                                 --------------
                                                                        267,214
RETAIL - SPECIALTY - 0.4%
Autozone, Inc.* .............................           200               6,075
Circuit City Stores - Circuit City
   Group ....................................           400              30,650
Staples, Inc.* ..............................           600              19,725
                                                                 --------------
                                                                         56,450
SAVINGS & LOANS - 0.3%
Golden West Financial .......................           200              19,100
Washington Mutual, Inc. .....................           400              16,350
                                                                 --------------
                                                                         35,450
SERVICES - ADVERTISING & MARKETING - 0.1%
Omnicom Group, Inc. .........................           100               7,994

SERVICES - COMMERCIAL & CONSUMER - 0.0%
IMS Health, Inc. ............................           200               6,625
Laidlaw, Inc. ...............................           100                 581
                                                                 --------------
                                                                          7,206
SERVICES - COMPUTER SYSTEMS - 0.2%
Apple Computer, Inc.* .......................           300              10,781
Gateway 2000, Inc.* .........................           200              13,713
                                                                 --------------
                                                                         24,494
SERVICES - DATA PROCESSING - 0.6%
Automatic Data Processing, Inc. .............           400              16,550
Electronic Data Systems
   Corporation ..............................           500              24,344
First Data Corporation ......................           200               8,550
Paychex, Inc. ...............................           600              28,462
                                                                 --------------
                                                                         77,906

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES            VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATION - CELLULAR - 0.3%
Nextel Communications, Inc. (Cl.A)* .........           400      $       14,650
Sprint Corporation (PCS Group)* .............           600              26,587
                                                                 --------------
                                                                         41,237
TELECOMMUNICATION - LONG DISTANCE - 2.3%
AT&T Corporation ............................         1,773             141,508
MCI WorldCom, Inc.* .........................         1,600             141,700
Scientific-Atlanta, Inc. ....................           600              16,350
                                                                 --------------
                                                                        299,558
TELECOMMUNICATIONS - 2.7%
Airtouch Communications, Inc.* ..............           500              48,313
Alltel Corporation ..........................           100               6,237
Ameritech Corporation .......................           900              52,088
Bell Atlantic Corporation ...................         1,100              56,856
BellSouth Corporation .......................         1,600              64,100
GTE Corporation .............................           800              48,400
SBC Communications, Inc. ....................         1,600              75,400
                                                                 --------------
                                                                        351,394
TELEPHONE - 0.4%
US West, Inc. ...............................           800              44,050
Century Telephone Enterprises* ..............           200              14,050
                                                                 --------------
                                                                         58,100
TEXTILES - APPAREL - 0.8%
Fruit of the Loom, Inc. (Cl.A)* .............           400               4,150
St. John Knits, Inc. ........................         3,750              98,906
                                                                 --------------
                                                                        103,056
TOBACCO - 0.9%
Philip Morris Companies, Inc. ...............         2,500              87,969
RJR Nabisco Holdings Corporation ............           100               2,500
UST, Inc. ...................................           800              20,900
                                                                 --------------
                                                                        111,369
TRUCKING - 0.2%
FDX Corporation* ............................           300              27,844

TRUCKING PARTS & SUPPLIES - 0.1%
Navistar International Corporation* .........           300              12,056

WASTE MANAGEMENT - 0.9%
Browning-Ferris Industries ..................         2,600             100,262
Waste Management, Inc. ......................           400              17,750
                                                                 --------------
                                                                        118,012
                                                                 --------------

Total common stocks - 76.6% ...............................           9,836,526

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       46

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CONTINUED)
                                                  PRINCIPAL
                                                  AMOUNT OR
                                                    NUMBER             MARKET
U.S. GOVERNMENT & AGENCIES                         OF SHARES            VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT - 1.3%
U.S. Treasury Bill,
   4.36% - 5/20/99 ..........................   $   125,000      $      124,244
   4.37% - 5/20/99 ..........................   $    40,000              39,761
                                                                 --------------
                                                                        164,005
                                                                 --------------
   Total investments - 77.9% ..............................          10,000,531
   Cash and other assets,
     less liabilities - 22.1% .............................           2,831,926
                                                                 --------------
   Total net assets - 100.0% ..............................         $12,832,457
                                                                 ==============


SECURITY EQUITY FUND - INTERNATIONAL SERIES

FOREIGN STOCKS
--------------
AUSTRALIA - 2.9%
Brambles Industries, Ltd. ...................         2,000              50,627
Cable & Wireless Optus, Ltd.* ...............         5,600              12,979
Tabcorp Holdings, Ltd. ......................         3,900              29,554
Telestra Corporation ........................         3,000              15,639
Westpac Banking Corporation, Ltd. ...........         5,800              42,121
                                                                 --------------
                                                                        150,920
AUSTRIA - 0.8%
Erste Bank Der Oesterreichischen
   Sparkassen AG ............................           800              40,593
BERMUDA - 0.5%
Global Crossing, Ltd.* ......................           500              23,125

BOTSWANA - 0.2%
Sechaba Breweries, Ltd. .....................        10,800              11,688

BRAZIL - 0.3%
Telecommunicacoes Brasilerias S.A ...........           300              13,464


CANADA - 1.9%
Newcourt Credit Group, Inc. .................           100               2,690
Northern Telecom, Ltd. ......................           900              55,923
Rogers Communications, Inc.(Cl.B)* ..........         2,100              38,036
                                                                 --------------
                                                                         96,649
FINLAND - 1.3%
Helsigin Puhelin Oyj ........................           900              44,015
KCI Konecranes International PLC ............           270               9,328
UPM-Kymmene Oyj .............................           470              12,990
                                                                 --------------
                                                                         66,333
SECURITY EQUITY FUND - INTERNATIONAL SERIES (Continued)

                                                    NUMBER             MARKET
FOREIGN STOCKS (CONTINUED)                         OF SHARES            VALUE
--------------------------------------------------------------------------------
FRANCE - 14.7%
Alstom* .....................................         1,500      $       44,534
AXA .........................................           500              66,287
Banque Nationale De Paris ...................           400              34,806
Canal Plus ..................................           300              87,933
Carrefour S.A ...............................            50              38,542
Eiffage .....................................           160              10,589
Neopost S.A.* ...............................         1,090              17,534
Seita .......................................           800              54,369
Societe Generale - A ........................           190              36,512
Societe Generale D Enterprises S.A ..........         2,000              94,141
Suez Lyonnaise Des Eaux .....................           500              92,522
Total S.A ...................................           600              73,909
Unibail .....................................           300              37,570
Vivendi .....................................           300              73,812
                                                                 --------------
                                                                        763,060
GERMANY - 6.8%
Allianz AG ..................................           200              60,890
DaimlerChrysler AG* .........................           500              43,508
Deutsche Telekom AG .........................         1,500              63,804
Hoescht AG ..................................           800              50,068
Hypovereinsbank .............................         1,000              59,810
Mannesmann AG ...............................           500              63,858
Metro AG ....................................            20              11,422
                                                                 --------------
                                                                        353,360
GREECE - 1.0%
Alpha Credit Bank ...........................           400              26,540
Hellenic Telecommunication
   Organization S.A .........................           600              14,550
Panafon Hellenic Telecom Company* ...........           400              10,381
                                                                 --------------
                                                                         51,471
HONG KONG - 1.3%
China Telecommunications
   (Hong Kong), Ltd.* .......................        14,000              23,304
Hutchinson Whampoa, Ltd. ....................         2,000              15,743
Sun Hung Kai Properties .....................         4,000              29,937
                                                                 --------------
                                                                         68,984

HUNGARY - 0.4%
OTP Bank ....................................           490              18,978

IRELAND - 3.2%
Bank of Ireland .............................         3,500              73,305
CRH PLC .....................................         4,000              69,051
Esat Telcon Group PLC ADR* ..................           600              25,125
                                                                 --------------
                                                                        167,481

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       47

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - INTERNATIONAL SERIES (CONTINUED)

                                                    NUMBER             MARKET
FOREIGN STOCKS (CONTINUED)                         OF SHARES            VALUE
--------------------------------------------------------------------------------
ITALY - 10.0%
Assicurazioni Gererali ......................         1,700      $       68,090
Banca Popolare Di Bergamo
   Credito Varesino Spa .....................         1,500              38,056
Banca Popolare Di Milano ....................         4,300              40,063
Banco Commerciale Italiane ..................         9,900              81,229
Credito Italiano ............................        18,500              99,863
Eni Spa .....................................         8,200              52,231
Parmalat Finanziaria Spa ....................        21,000              29,927
Telecom Italia Spa ..........................        10,700             113,669
                                                                 --------------
                                                                        523,128
JAPAN - 8.7%
Fuji Heavy Industries, Ltd. .................         8,000              49,514
Fujitsu, Ltd. ...............................         4,000              64,241
Kao Corporation .............................         3,000              66,242
Murata Manufacturing
   Company, Ltd. ............................         1,000              53,196
Nippon Telegraph & Telephone
   Corporation ..............................            10              97,948
NTT Mobile Communication
   Network, Inc. ............................             1              49,396
Takeda Chemical Industries ..................         1,000              38,757
Yamanouchi Pharmaceutical
   Company, Ltd. ............................         1,000              31,664
                                                                 --------------
                                                                        450,958
MEXICO - 0.5%
Grupo Televisa S.A ..........................           700              21,963
Telefonos De Mexico ADR .....................           100               6,550
                                                                 --------------
                                                                         28,513
NETHERLANDS - 7.3%
Benckiser NV ................................           800              44,868
Equant NV* ..................................           900              68,403
Ing Groep NV ................................         1,200              66,136
Koninklijke (Royal) Philips
   Electronics NV ...........................           500              40,728
Koninklijke Ahold NV ........................         2,000              76,652
Nutreco Holding NV ..........................         1,300              53,543
Vedior NV ...................................         1,200              27,789
                                                                 --------------
                                                                        378,119
POLAND - 0.3%
Telekom Polska 144A GDR* ....................         2,553              13,464


                                                    NUMBER             MARKET
FOREIGN STOCKS (CONTINUED)                         OF SHARES            VALUE
--------------------------------------------------------------------------------
PORTUGAL - 2.4%
Banco Comercial Portugues S.A ...............         1,300      $       39,297
BPI-SGPS S.A ................................         1,000              30,391
Telecal-Comunicacaeos Pessoais S.A. .........           350              55,734
                                                                 --------------
                                                                        125,422
SINGAPORE - 0.9%
Natsteel Electronics, Ltd. ..................         5,900              16,111
Oversea-Chinese Banking
   Corporation, Ltd. ........................         4,300              29,106
                                                                 --------------
                                                                         45,217
SOUTH KOREA - 0.4%
Korea Electric Power Corporation ADR ........         1,400              17,763

SPAIN - 6.8%
Banco Central Hispanoamericano ..............         3,100              38,856
Caja Postal Y Banco Hipotercario
   De Argentaria ............................         2,700              64,886
Endesa S.A ..................................         2,500              63,102
Fomento De Construcciones Y
   Contratas S.A ............................         1,400              86,152
Tabacalera S.A ..............................         2,401              48,654
Telefonica S.A ..............................         1,300              55,143
                                                                 --------------
                                                                        356,793
SWEDEN - 4.6%
Atlas Copco AB (Cl.A) .......................         1,500              40,679
Castellum AB ................................         3,350              31,166
Electrolux AB - Series B ....................         3,560              70,568
Skandinaviska Enskilda Banken ...............         4,600              56,220
Svenska Cellulosa AB - B ....................           700              15,195
Telefonaktiebolaget LM Ericsson .............         1,100              26,754
                                                                 --------------
                                                                        240,582
SWITZERLAND - 4.3%
Credit Suisse Group .........................           100              18,647
UBS AG ......................................           200              62,834
Zurich Allied AG ............................           100              63,982
Swisscom AG* ................................           200              78,103
                                                                 --------------
                                                                        223,566
THAILAND - 0.1%
Thai Farmers Bank Public
   Company, Ltd. ............................         4,000               8,093

                            See accompanying notes.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)


SECURITY EQUITY FUND - INTERNATIONAL SERIES (CONTINUED)

                                                    NUMBER             MARKET
FOREIGN STOCKS (CONTINUED)                         OF SHARES            VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - 15.0%
Barclays PLC ................................         2,200      $       63,962
British Land Company PLC ....................         6,700              57,702
British Steel PLC* ..........................        12,500              25,324
BTR Siebe PLC ...............................        11,440              50,924
Colt Telecom PLC* ...........................         4,000              70,513
Compass Group PLC ...........................         6,100              71,146
Glaxo Wellcome PLC ..........................         1,600              53,543
Marks & Spencer PLC .........................         5,760              37,612
Orange PLC* .................................         2,700              37,963
Pearson PLC .................................         1,900              43,585
Peninsular & Oriental Steam
   Navigation Company .......................         3,250              47,481
Railtrack Group PLC .........................         2,900              66,383
Sema Group PLC ..............................         3,700              41,781
Telewest Communications PLC* ................         7,900              34,433
Vodafone Group PLC ..........................         4,300              80,313
                                                                 --------------
                                                                        782,665
UNITED STATES - 0.8%
Global Telesystems Group, Inc. ..............           700              39,156
                                                                 --------------
   Total investments - 97.4% ..............................           5,070,268
   Cash and other assets,
        less liabilities - 2.6% ...........................             133,610
                                                                 --------------
   Total net assets - 100.0% ..............................         $ 5,203,878
                                                                 ==============


INVESTMENT CONCENTRATION
------------------------
At March 31, 1999, International Series' investment concentration, by industry, was as follows:
Aerospace/Defense ....................................................      0.0%
Appliances ...........................................................      1.4%
Automobiles ..........................................................      1.8%
Banks & Credit .......................................................     20.0%
Beverages ............................................................      0.2%
Broadcast Media ......................................................      2.1%
Building & Construction ..............................................      6.8%
Chemicals ............................................................      1.2%
Computer Software ....................................................      0.8%
Computer Systems .....................................................      2.6%
Cosmetics ............................................................      1.3%
Electric Utilities ...................................................      1.6%
Electronics ..........................................................      2.1%
Engineering ..........................................................      0.2%
Entertainment ........................................................      1.4%
Financial Services ...................................................      0.9%
Food Processing ......................................................      3.0%
Food Wholesalers .....................................................      1.5%


                                                    NUMBER             MARKET
                                                   OF SHARES            VALUE
--------------------------------------------------------------------------------
INVESTMENT CONCENTRATION (CONTINUED)
Household Products ...................................................      0.9%
Industrial Services ..................................................      1.4%
Insurance ............................................................      5.0%
Machinery ............................................................      1.7%
Manufacturing ........................................................      2.6%
Medical ..............................................................      0.7%
Oil ..................................................................      2.4%
Paper & Forest Products ..............................................      0.5%
Pharmaceuticals ......................................................      1.6%
Photography/Imaging ..................................................      0.0%
Real Estate Development ..............................................      3.0%
Retail ...............................................................      2.4%
Services .............................................................      0.5%
Steel ................................................................      0.5%
Telecommunications ...................................................     20.1%
Tobacco ..............................................................      2.0%
Transportation .......................................................      3.2%
Cash and other assets, less liabilities ..............................      2.6%
                                                                         -------
                                                                          100.0%
                                                                         =======

SECURITY EQUITY FUND - SELECT 25 SERIES
COMMON STOCKS
-------------
BROADCAST MEDIA - 3.9%
Clear Channel Communications, Inc.* .........         6,600            $442,612

COMMUNICATION EQUIPMENT - 3.7%
Lucent Technologies, Inc. ...................         4,000             431,000

COMPUTERS - HARDWARE - 6.5%
Dell Computer Corporation* ..................         7,800             318,825
Sun Microsystems, Inc.* .....................         3,400             424,788
                                                                 --------------
                                                                        743,613
COMPUTERS - SOFTWARE & SERVICES - 7.5%
America Online, Inc.* .......................         3,000             438,000
Microsoft Corporation* ......................         4,700             421,237
                                                                 --------------
                                                                        859,237
COMPUTERS - NETWORKING - 3.7%
Cisco Systems, Inc.* ........................         3,900             427,294
COMPUTERS - PERIPHERALS - 3.8%
EMC Corporation* ............................         3,400             434,350

DISTRIBUTION - FOOD & HEALTH - 3.8%
Cardinal Health, Inc. .......................         6,600             435,600



                            See accompanying notes.
--------------------------------------------------------------------------------
                                       49

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY EQUITY FUND - SELECT 25 SERIES (CONTINUED)

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES            VALUE
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 3.8%
General Electric Company ....................         3,900      $      431,438

ENTERTAINMENT - 3.8%
Time Warner, Inc. ...........................         6,100             433,481

FINANCIAL - DIVERSE - 3.8%
Fannie Mae ..................................         6,300             436,275

HEALTH CARE - DIVERSE - 3.7%
Bristol-Myers Squibb Company ................         6,700             430,894

HOUSEHOLD PRODUCTS - 3.8%
Colgate-Palmolive Company ...................         4,800             441,600

MANUFACTURING - DIVERSIFIED - 3.8%
Tyco International, Ltd. ....................         6,100             437,675

MEDICAL PRODUCTS & SUPPLIES - 3.7%
Medtronic, Inc. .............................         6,000             430,500

PHARMACEUTICALS - 9.9%
Elan Corporation PLC, ADR* ..................         6,200             432,450
Schering-Plough Corporation .................         7,800             431,438
Watson Pharmaceuticals, Inc.* ...............         6,100             269,162
                                                                 --------------
                                                                      1,133,050
RETAIL - GENERAL MERCHANDISE - 3.7%
Wal-Mart Stores, Inc. .......................         4,600             424,062

RETAIL - SPECIALTY - 3.7%
Home Depot, Inc. ............................         6,800             423,300
SERVICES - ADVERTISING/MARKETING - 3.8%
Omnicom Group, Inc. .........................         5,500             439,656

SERVICES - COMPUTER SYSTEMS - 3.8%
SunGard Data Systems, Inc.* .................        10,900             436,000

SERVICES - DATA PROCESSING - 3.8%
Automatic Data Processing, Inc. .............        10,600             438,575

TELECOMMUNICATIONS - LONG DISTANCE - 3.7%
MCI WorldCom, Inc.* .........................         4,800             425,100
                                                                 --------------
   Total common stocks - 91.7% ............................          10,535,312
   Cash, other assets,
        less liabilities - 8.3% ...........................             951,787
                                                                 --------------
   Total net assets - 100.0% ..............................         $11,487,099
                                                                 ==============


SECURITY ULTRA FUND -
                                                   NUMBER             MARKET
COMMON STOCKS                                    OF SHARES            VALUE
--------------------------------------------------------------------------------
AIR FREIGHT - 2.1%
Expeditors International of
   Washington, Inc. .........................        34,000      $    1,836,000

BANKS - MAJOR REGIONAL - 5.3%
BankBoston Corporation ......................        21,700             939,881
Mercantile Bankcorporation, Inc. ............        30,000           1,425,000
Northern Trust Corporation ..................        26,000           2,309,125
                                                                 --------------
                                                                      4,674,006
BIOTECHNOLOGY - 4.6%
Ligand Pharmaceuticals,
   Inc. (Cl.B)* .............................       180,000           1,473,750
Millennium Pharmaceuticals, Inc.* ...........        70,000           2,187,500
Organogenisis, Inc.* ........................        35,000             404,687
                                                                 --------------
                                                                      4,065,937
CHEMICALS - SPECIALTY - 1.8%
Bush Boake Allen, Inc.* .....................        32,000             880,000
Material Sciences Corporation* ..............       105,200             670,650
                                                                 --------------
                                                                      1,550,650

COMMUNICATION EQUIPMENT - 9.1%
Comverse Technology, Inc.* ..................        90,000           7,650,000
Transcrypt International, Inc.* .............       166,500             395,438
                                                                 --------------
                                                                      8,045,438
COMPUTER SOFTWARE/SERVICES - 14.3%
American Management Systems, Inc.* ..........        83,000           2,832,375
Computer Sciences Corporation* ..............        27,000           1,490,063
DST Systems, Inc.* ..........................        13,640             819,253
Electronic Processing, Inc.* ................        35,000             275,625
Rational Software Corporation* ..............       140,000           3,753,750
Safeguard Scientifics, Inc.* ................        23,000           1,559,688
VERITAS Software Corporation* ...............        23,000           1,857,250
                                                                 --------------
                                                                     12,588,004
ELECTRICAL EQUIPMENT - 2.7%
Maxwell Technologies, Inc.* .................       103,300           2,414,637

ELECTRONIC EQUIPMENT - 2.5%
Lernout & Hauspie Speech
   Products N.V.* ...........................        73,000           2,190,000

ELECTRONICS - INSTRUMENTATION - 4.4%
EG&G, Inc. ..................................        44,000           1,160,500
Perkin-Elmer Corporation ....................        28,000           2,717,750
                                                                 --------------
                                                                      3,878,250

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       50

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

SECURITY ULTRA FUND - (CONTINUED)

                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES            VALUE
--------------------------------------------------------------------------------

ELECTRONICS - SEMICONDUCTORS - 2.3%
S3, Inc.* ...................................       101,000      $      757,500
Uniphase Corporation* .......................        11,100           1,277,888
                                                                 --------------
                                                                      2,035,388

ENTERTAINMENT - 1.6%
Cinar Corporation (Cl.B)* ...................        37,700             867,100
Metromedia International Group, Inc.* .......       120,000             585,000
                                                                 --------------
                                                                      1,452,100

FOODS - 1.5%
Chiquita Brands International, Inc. .........       132,000           1,344,750


HEALTH CARE - MANAGED CARE - 1.2%
United Healthcare Corporation ...............        20,000           1,052,500

HEALTH CARE - SPECIALIZED SERVICES - 2.1%
CryoLife, Inc.* .............................        36,000             396,000
Shire Pharmaceuticals Group, PLC* ...........        65,000           1,482,812
                                                                 --------------
                                                                      1,878,812
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.5%
Meadowcraft, Inc.* ..........................        70,000             420,000

INSURANCE - LIFE & HEALTH - 5.1%
AFLAC, Inc. .................................        82,000           4,463,875

INVESTMENT BANK/BROKERAGE - 1.4%
Legg Mason, Inc. ............................        37,200           1,253,175

LEISURE TIME PRODUCTS - 1.9%
Hasbro, Inc. ................................        57,000           1,649,437

MANUFACTURING - SPECIALIZED - 1.8%
Catalytica, Inc.* ...........................        72,000             792,000
Ionics, Inc.* ...............................        26,000             783,250
                                                                 --------------
                                                                      1,575,250
MEDICAL PRODUCTS & SUPPLIES - 3.0%
CLOSURE Medical Corporation* ................        24,000             912,000
Stryker Corporation .........................        22,000           1,109,625
Sunrise Medical, Inc.* ......................       100,000             625,000
                                                                 --------------
                                                                      2,646,625
OIL - INTERNATIONAL - 1.0%
Tesoro Petroleum Corporation* ...............        80,100             881,100

OIL & GAS - DRILLING & EQUIPMENT - 1.0%
EMSCO International, Inc. ...................        63,000             838,687

OIL & GAS - EXPLORATION & PRODUCTION - 7.9%
Anadarko Petroleum Corporation ..............        62,000           2,340,500
Apache Corporation ..........................        89,000           2,319,562
Burlington Resources, Inc. ..................        40,000           1,597,500
Ocean Energy, Inc.* .........................       108,000             735,750
                                                                 --------------
                                                                      6,993,312
                                                    NUMBER             MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES            VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 8.2%
Dura Pharmaceuticals, Inc.* .................        85,000      $    1,200,625
Mylan Laboratories, Inc. ....................       126,300           3,465,356
Teva Pharmaceutical Industries,
   Ltd. ADR .................................        55,000           2,609,063
                                                                 --------------
                                                                      7,275,044
PUBLISHING - NEWSPAPER - 1.7%
E.W. Scripps Company (Cl.A) .................        34,000           1,504,500

RAILROADS - 1.5%
RailAmerica, Inc.* ..........................       150,000           1,312,500

RESTAURANTS - 2.1%
Cheesecake Factory, Inc.* ...................        79,900           1,897,625

RETAIL - SPECIALTY - 0.4%
Keystone Automotive Industries, Inc.* .......        20,000             325,000

SERVICES - ADVERTISING/MARKETING - 4.5%
Acxiom Corporation* .........................        70,000           1,855,000
True North Communications, Inc. .............        75,000           2,109,375
                                                                 --------------
                                                                      3,964,375
SERVICES - COMMERCIAL & CONSUMER - 1.2%
Cerner Corporation* .........................        57,000             915,563
FTI Consulting, Inc.* .......................        53,500             153,813
                                                                 --------------
                                                                      1,069,376
SERVICES - COMPUTER SYSTEMS - 1.1%
Complete Business Solutions, Inc.* ..........        51,000           1,000,875
                                                                 --------------
   Total common stocks - 99.8% ............................          88,077,228
   Cash and other assets,
     less liabilities - 0.2% ..............................             219,938
                                                                 --------------
   Total net assets - 100.0% ..............................         $88,297,166
                                                                 ==============

The identified cost of investments owned at March 31, 1999 was the same for book and tax purposes.

* Securities on which no cash dividend was paid during the preceding twelve months.

ADR (American Depositary Receipt)

(1)Trust preferred securities - Securities issued by financial institutions to augment their Tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.

                            See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

                                                                                              SECURITY EQUITY FUND
                                                                      --------------------------------------------------------------
                                                       SECURITY                                              ASSET          SOCIAL
                                                      GROWTH AND            EQUITY           GLOBAL        ALLOCATION      AWARENESS
                                                      INCOME FUND           SERIES           SERIES          SERIES         SERIES
Assets
Investments, at value (identified cost:
  $85,042,877, $584,800,279, $34,237,018,
  $6,545,031 and $12,043,004 respectively)........    $82,460,969     $1,047,021,625     $38,798,763     $7,109,906     $16,986,420
Cash..............................................        493,756         57,490,359       2,292,172         68,721       1,079,918
Receivables:
  Fund shares sold................................         10,155          2,293,250           6,963            613         129,632
  Securities sold.................................      1,419,627          6,664,410       2,560,363          2,282              --
  Forward foreign exchange contracts..............             --                 --           5,318             --              --
  Interest........................................         58,378            814,573           4,053         14,690           3,884
  Dividends.......................................        175,553            190,278          77,395         10,662          15,092
  Foreign taxes recoverable.......................             --                 --          22,067          1,177              --
  Security Management Company.....................             --                 --              --          3,704              --
Prepaid expenses..................................             --                 --              --          6,566          12,679
                                                      -----------      -------------     -----------     ----------     -----------
    Total assets..................................     84,618,438      1,114,474,495      43,767,094      7,218,321      18,227,625
                                                      -----------      -------------     -----------     ----------     -----------
Liabilities
Payable for:
  Securities purchased............................    $        --     $    2,437,975    $  1,456,431     $       --     $        --
  Fund shares redeemed............................         49,291            553,730          62,601          4,974          10,089
  Forward foreign exchange contracts..............             --                 --          36,884             --              --
Other liabilities:
  Management fees.................................         94,961          1,015,808          74,160          6,474              --
  Custodian fees..................................             --                 --              --            450          15,851
  Transfer and administration fees................             --                 --              --          1,094           3,539
  Professional fees...............................             --                 --              --          7,803           2,011
  12b-1 distribution plan fees....................          8,506            142,817          15,159          3,275           6,238
  Other payables..................................             --                 --              --            703             224
                                                      -----------     --------------     -----------     ----------     -----------
       Total liabilities..........................        152,758          4,150,330       1,645,235         24,773          37,952
                                                      -----------     --------------     -----------     ----------     -----------
Net Assets........................................    $84,465,680     $1,110,324,165     $42,121,859     $7,193,548     $18,189,673
                                                      ===========     ==============     ===========     ==========     ===========
Net assets consist of:
Paid in capital...................................    $83,916,321    $   638,044,216     $36,357,619     $6,612,602     $12,679,165
Undistributed net investment income (loss) .......        476,921            139,922        (377,268)       (12,485)        (50,349)
Accumulated net realized gains (losses) on
  investments, futures and foreign currencies.....      2,654,346          9,918,681       1,617,718         28,564         617,440
Net unrealized appreciation (depreciation) on
  investments, futures and foreign currencies.....     (2,581,908)       462,221,346       4,523,790        564,867       4,943,417
                                                      -----------      -------------     -----------     ----------     -----------
      Total net assets............................    $84,465,680     $1,110,324,165     $42,121,859     $7,193,548     $18,189,673
                                                      ===========     ==============     ===========     ==========     ===========


Class "A" Shares
Capital shares outstanding........................     10,801,419         94,214,848       1,960,437        311,438         455,513
Net assets........................................    $75,154,575       $949,377,791     $24,800,163     $3,537,273     $11,021,182
Net asset value per share.........................          $6.96             $10.08          $12.65         $11.36          $24.20
                                                      -----------      -------------     -----------     ----------     -----------
Offering price per share (net asset value
  divided by 94.25%)..............................          $7.38             $10.70          $13.42         $12.05          $25.68
                                                      ===========     ==============     ===========     ==========     ===========
Class "B" Shares
Capital shares outstanding........................      1,374,025         16,613,122       1,416,189        323,909         298,638
Net assets........................................     $9,309,739       $160,112,660     $17,316,633     $3,655,968      $7,053,964
Net asset value per share ........................          $6.78              $9.64          $12.23         $11.29          $23.62
                                                      ===========     ==============     ===========     ==========     ===========

Class "C" Shares
Capital shares outstanding........................            196             82,916             401             27           4,740
Net assets........................................         $1,366           $833,714          $5,063           $307        $114,527
Net asset value per share ........................          $6.97             $10.06          $12.64         $11.35          $24.16
                                                      ===========     ==============     ===========     ==========     ===========

                            See accompanying notes.
-------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MARCH 31, 1999
(UNAUDITED)

                                                                        SECURITY EQUITY FUND
                                                ----------------------------------------------------------------------
                                                  VALUE     SMALL COMPANY     ENHANCED      INTERNATIONAL   SELECT 25      SECURITY
                                                  SERIES        SERIES       INDEX SERIES       SERIES        SERIES      ULTRA FUND
Assets
Investments, at value (identified cost:
  $21,387,250, $8,454,024, $9,921,497,
  $5,236,847, $10,138,288
  and $70,797,096 respectively)...............  $24,125,325   $10,282,231     $10,000,531    $5,070,268    $10,535,312  $88,077,228
Cash..........................................      108,156       860,982       2,598,160       376,684      1,937,749    1,047,009
Receivables:
  Fund shares sold............................       22,031         1,544         419,171           500        447,968       13,031
  Securities sold.............................      141,251       419,703              --       166,420        345,202      173,049
  Forward foreign exchange contracts..........           --            --              --           794             --           --
  Interest....................................          476         4,792           5,330           953          5,253        4,764
  Dividends...................................       20,852            --           9,416         9,133          3,928       51,650
Foreign taxes recoverable.....................           --            --              --         1,032             --           --
Prepaid expenses..............................        8,324         6,015          18,432        17,706         18,480           --
                                                -----------  ------------     -----------    ----------     ----------  -----------
    Total assets..............................   24,426,415    11,575,267      13,051,040     5,643,490     13,293,892   89,366,731
                                                ===========  ============     ===========    ==========     ==========  ===========
Liabilities
Payable for:
  Securities purchased........................  $   238,039  $    421,390   $     147,171   $   423,766   $  1,783,426  $   861,865
  Fund shares redeemed........................           78            44             293           505         10,498      106,597
  Forward foreign exchange contracts..........           --            --              --         1,896             --           --
Other liabilities:
  Management fees.............................       21,286            --              --            --          5,398       96,456
  Custodian fees..............................          927         2,600           1,192         3,178            397           --
  Transfer and administration fees............        4,239         1,558              20            30          1,264           --
  Professional fees...........................        3,094         2,312             358           147            358           --
  12b-1 distribution plan fees................        7,537         1,778           6,981         3,202          5,403        4,647
  Variation margin payable....................           --            --          50,400            --             --           --
  Other payables..............................          438            87          12,168         6,888             49           --
                                                -----------  ------------     -----------    ----------    -----------  ------------
       Total liabilities......................      275,638       429,769         218,583       439,612      1,806,793    1,069,565
                                                -----------  ------------     -----------    ----------    -----------  -----------

Net Assets....................................  $24,150,777   $11,145,498     $12,832,457    $5,203,878    $11,487,099  $88,297,166
                                                ===========  ============     ===========    ==========    ===========  ===========
Net assets consist of:
Paid in capital...............................  $21,363,990   $10,133,829     $12,800,806    $5,523,667    $11,117,834  $67,470,155
Undistributed net investment income (loss) ...     (100,276)      (22,024)          3,962        (5,840)        (5,863)    (345,139)
Accumulated net realized gains (losses) on
   investments, futures and foreign currencies      148,988      (794,514)         (6,840)     (146,062)       (21,897)   3,892,020
Net unrealized appreciation (depreciation) on
    investments, futures and foreign currencies   2,738,075     1,828,207          34,529      (167,887)       397,025   17,280,130
                                                -----------  ------------     -----------    ----------    -----------  -----------
      Total net assets........................  $24,150,777  $ 11,145,498     $12,832,457    $5,203,878    $11,487,099   88,297,166
                                                ===========  ============     ===========    ==========    ===========  ===========

Class "A" Shares
Capital shares outstanding....................    1,084,780       852,246         462,580       204,321        521,638   10,545,990
Net assets....................................  $15,601,121    $9,052,104      $4,634,904    $1,912,797     $5,425,262  $82,988,843
Net asset value per share.....................       $14.38        $10.62          $10.02         $9.36         $10.40        $7.87
                                                ===========  ============     ===========    ==========    ===========  ===========
Offering price per share (net asset value
  divided by 94.25%)..........................       $15.26        $11.27          $10.63         $9.93         $11.03        $8.35
                                                ===========  ============     ===========    ==========    ===========  ===========

Class "B" Shares
Capital shares outstanding....................      586,763       185,496         446,626       176,924        415,383      722,105
Net assets....................................   $8,309,510    $1,938,491      $4,464,644    $1,654,723     $4,314,854  $ 5,308,021
Net asset value per share ....................       $14.16        $10.45          $10.00         $9.35         $10.39        $7.35
                                                ===========  ============     ===========    ==========    ===========  ===========


Class "C" Shares
Capital shares outstanding....................       16,714        14,600         372,722       174,847        167,930           38
Net assets....................................     $240,146      $154,903      $3,732,909    $1,636,358     $1,746,983         $302
Net asset value per share ....................       $14.37        $10.61          $10.02         $9.36         $10.40        $7.86
                                                ===========  ============    ============    ==========    ===========  ===========


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       53

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1999
(UNAUDITED)

                                                                                             SECURITY EQUITY FUND
                                                                            ------------------------------------------------------
                                                              SECURITY                                       ASSET         SOCIAL
                                                              GROWTH AND        EQUITY       GLOBAL       ALLOCATION     AWARENESS
                                                              INCOME FUND       SERIES       SERIES          SERIES        SERIES
Investment Income:
  Dividends ................................................   $  956,437   $  5,263,757   $   229,234    $  32,497    $    75,746
  Interest .................................................      354,751      1,537,504        68,084       43,647         23,891
                                                               ----------   ------------   -----------    ---------    -----------
                                                                1,311,188      6,801,261       297,318       76,144         99,637
    Less foreign tax expense ...............................         --            --          (24,477)      (1,339)          --
                                                               ----------   ------------   -----------    ---------    -----------
    Total investment income ................................    1,311,188      6,801,261       272,841       74,805         99,637

Expenses:
  Management fees ..........................................      540,818      5,263,809       372,506       35,243         79,329
  Custodian fees ...........................................         --             --            --          1,771          1,209
  Transfer/maintenance fees ................................         --             --            --          5,779         12,763
  Administration fees ......................................         --             --            --         31,586          7,219
  Directors' fees ..........................................         --             --            --             44             83
  Professional fees ........................................         --             --            --          5,210          5,940
  Reports to shareholders ..................................         --             --            --            219            317
  Registration fees ........................................         --             --            --          8,806         10,721
  Other expenses ...........................................         --             --            --           --             --
  12b-1 distribution plan fees .............................       48,363        712,067        74,909       17,686         32,405
                                                               ----------   ------------   -----------    ---------    -----------
          Total expenses ...................................      589,181      5,975,876       447,415      106,344        149,986
    Less reimbursement of expenses .........................         --             --            --        (19,265)          --
                                                               ----------   ------------   -----------    ---------    -----------
    Net expenses ...........................................      589,181      5,975,876       447,415       87,079        149,986
                                                               ----------   ------------   -----------    ---------    -----------
    Net investment income (loss) ...........................      722,007        825,385      (174,574)     (12,274)       (50,349)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
  Investments ..............................................    2,779,254     15,171,439     1,944,581       28,561        618,513
  Foreign currency transactions ............................         --             --        (311,287)         (27)          --
                                                               ----------   ------------   -----------    ---------    -----------

    Net realized gain ......................................    2,779,254     15,171,439     1,633,294       28,534        618,513

Unrealized appreciation (depreciation) during the period on:
  Investments ..............................................    3,795,928    182,749,938     5,359,406      907,894      3,056,912
  Translation of assets and liabilities
    in foreign currencies ..................................         --             --         (71,871)         (90)          --
                                                               ----------   ------------   -----------    ---------    -----------
  Net unrealized appreciation ..............................    3,795,928    182,749,938     5,287,535      907,804      3,056,912
                                                               ----------   ------------   -----------    ---------    -----------
    Net gain ...............................................    6,575,182    197,921,377     6,920,829      936,338      3,675,425
                                                               ----------   ------------   -----------    ---------    -----------
      Net increase in net assets
        resulting from operations ..........................   $7,297,189   $198,746,762   $ 6,746,255    $ 924,064    $ 3,625,076
                                                               ==========   ============   ===========    =========    ============

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       54

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1999,
EXCEPT AS NOTED. (UNAUDITED)

                                                                        SECURITY EQUITY FUND
                                                   ------------------------------------------------------------------
                                                     VALUE      SMALL COMPANY    ENHANCED   INTERNATIONAL   SELECT 25    SECURITY
                                                     SERIES         SERIES     INDEX SERIES*    SERIES*       SERIES*    ULTRA FUND
Investment Income:
  Dividends ...................................... $    84,142   $       628   $    23,569   $    13,483  $     4,224   $   175,868
  Interest .......................................       6,460        19,590        11,414         4,884        7,792        53,140
                                                   -----------   -----------   -----------   -----------  -----------   -----------
                                                        90,602        20,218        34,983        18,367       12,016       229,008
    Less foreign tax expense .....................        --            --            --          (1,968)        --            --
                                                   -----------   -----------   -----------   -----------  -----------   -----------
    Total investment income ......................      90,602        20,218        34,983        16,399       12,016       229,008

Expenses:
  Management fees ................................     108,731        37,793        12,987         8,601        7,331       537,685
  Custodian fees .................................       2,077         8,109         1,192         3,178          397          --
  Transfer/maintenance fees ......................      16,404         4,299           123            75          186          --
  Administration fees ............................       9,786         3,401         1,558           352          880          --
  Directors' fees ................................          97            43            39            39           40          --
  Professional fees ..............................       3,517         1,745           636         5,636          636          --
  Reports to shareholders ........................         297           134            16            16           16          --
  Registration fees ..............................      10,149        15,937         1,911         2,118        2,153          --
  Other expenses .................................         665          --           6,981         3,203         --            --
  12b-1 distribution plan fees ...................      39,155         8,574         5,578         2,544        6,240        36,462
                                                   -----------   -----------   -----------   -----------  -----------   -----------
          Total expenses .........................     190,878        80,035        31,021        25,762       17,879       574,147

    Less reimbursement of expenses ...............        --         (37,793)         --          (3,523)        --            --
                                                   -----------   -----------   -----------   -----------  -----------   -----------
   Net expenses ..................................     190,878        42,242        31,021        22,239       17,879       574,147
                                                   -----------   -----------   -----------   -----------  -----------   -----------
   Net investment income (loss) ..................    (100,276)      (22,024)        3,962        (5,840)      (5,863)     (345,139)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the period on:
  Investments ....................................     212,794      (152,163)      (17,280)     (146,970)     (21,897)    3,908,397
  Futures contracts ..............................        --            --          10,440          --           --         175,955
  Foreign currency transactions ..................        --            --            --             908         --            --
                                                   -----------   -----------   -----------   -----------  -----------   -----------
    Net realized gain (loss) .....................     212,794      (152,163)       (6,840)     (146,062)     (21,897)    4,084,352

Unrealized appreciation (depreciation) during
 the period on:
  Investments ....................................   3,558,335     1,690,010        79,033      (166,578)     397,025    18,473,101
  Futures contracts ..............................        --            --         (44,504)         --           --            --
  Translation of assets and liabilities in
    foreign currencies ...........................        --            --            --          (1,309)        --            --
                                                   -----------   -----------   -----------   -----------  -----------   -----------
  Net unrealized appreciation
       (depreciation) ............................   3,558,335     1,690,010        34,529      (167,887)     397,025    18,473,101
                                                   -----------   -----------   -----------   -----------  -----------   -----------
    Net gain (loss) ..............................   3,771,129     1,537,847        27,689      (313,949)     375,128    22,557,453
                                                   -----------   -----------   -----------   -----------  -----------   -----------
      Net increase (decrease) in net assets
        resulting from operations ................ $ 3,670,853   $ 1,515,823   $    31,651   $  (319,789) $   369,265   $22,212,314
                                                   ===========   ===========   ===========   ===========  ===========   ============


*Period January 29, 1999 (inception) through March 31, 1999.

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       55

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1999
(UNAUDITED)

                                                                                        SECURITY EQUITY FUND
                                                                  ---------------------------------------------------------------
                                                     SECURITY                                           ASSET           SOCIAL
                                                    GROWTH AND        EQUITY           GLOBAL         ALLOCATION       AWARENESS
                                                    INCOME FUND       SERIES           SERIES           SERIES          SERIES
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) ................   $    722,007    $       825,385    $   (174,574)    $  (12,274)   $    (50,349)
  Net realized gain ...........................      2,779,254         15,171,439       1,633,294         28,534         618,513
  Unrealized appreciation
        during the period .....................      3,795,928        182,749,938       5,287,535        907,804       3,056,912
                                                  ------------    ---------------    ------------     ----------    ------------
    Net increase in net assets
      resulting from operations ...............      7,297,189        198,746,762       6,746,255        924,064       3,625,076


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...................................       (366,972)        (3,097,459)        (79,950)       (47,225)           --
    Class B ...................................        (38,490)              --              --          (14,003)           --
    Class C ...................................           --                 --              --             --              --
  Net realized gain
    Class A ...................................    (12,948,224)       (60,267,679)     (1,515,715)      (224,997)       (154,864)
    Class B ...................................     (1,659,505)       (10,060,514)     (1,024,588)      (227,702)       (112,402)
    Class C ...................................           --                 --              --             --              --
                                                  ------------    ---------------    ------------     ----------    ------------
      Total distributions to shareholders .....    (15,013,191)       (73,425,652)     (2,620,253)      (513,927)       (267,266)

    Net increase
            from capital share transactions ...      6,553,558         98,418,498       6,435,911        184,926       1,968,043
                                                  ------------    ---------------    ------------     ----------    ------------
      Total increase (decrease) in net assets .     (1,162,444)       223,739,608      10,561,913        595,063       5,325,853

NET ASSETS:
  Beginning of period .........................     85,628,124        886,584,557      31,559,946      6,598,485      12,863,820
                                                  ------------    ---------------    ------------     ----------    ------------
  End of period ...............................   $ 84,465,680    $ 1,110,324,165    $ 42,121,859     $7,193,548    $ 18,189,673
                                                  ============    ===============    ============     ==========    ============
  Undistributed net investment income (loss) at
    end of period .............................   $    476,921    $       139,922    $   (377,268)    $  (12,485)   $    (50,349)
                                                  ============    ===============    ============     ==========    ============

                            See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 1999,
EXCEPT AS NOTED. (UNAUDITED)

                                                                        SECURITY EQUITY FUND
                                                   ------------------------------------------------------------------
                                                     VALUE      SMALL COMPANY    ENHANCED   INTERNATIONAL   SELECT 25    SECURITY
                                                     SERIES         SERIES     INDEX SERIES*    SERIES*       SERIES*    ULTRA FUND
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) ................... $  (100,276)  $   (22,024)  $     3,962   $    (5,840) $    (5,863)  $  (345,139)
  Net realized gain (loss) .......................     212,794      (152,163)       (6,840)     (146,062)     (21,897)    4,084,352
  Unrealized appreciation (depreciation)
        during the period ........................   3,558,335     1,690,010        34,529      (167,887)     397,025    18,473,101
                                                   -----------   -----------   -----------   -----------  -----------   -----------
    Net increase (decrease) in net assets
      resulting from operations ..................   3,670,853     1,515,823        31,651      (319,789)     369,265    22,212,314

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ......................................        --            --            --            --           --            --
    Class B ......................................        --            --            --            --           --            --
    Class C ......................................        --            --            --            --           --            --
  Net realized gain
    Class A ......................................     (55,560)         --            --            --           --     (17,135,874)
    Class B ......................................     (30,703)         --            --            --           --      (1,984,512)
    Class C ......................................        --            --            --            --           --            --
                                                   -----------   -----------   -----------   -----------  -----------   -----------
      Total distributions to shareholders ........     (86,263)         --            --            --           --     (19,120,386)

    Net increase
      from capital share transactions ............   3,050,605     5,448,718    12,800,806     5,523,667   11,117,834    12,040,717
                                                   -----------   -----------   -----------   -----------  -----------   -----------
      Total increase in net assets ...............   6,635,195     6,964,541    12,832,457     5,203,878   11,487,099    15,132,645

NET ASSETS:
  Beginning of period ............................  17,515,582     4,180,957          --            --           --      73,164,521
                                                   -----------   -----------   -----------   -----------  -----------   -----------

  End of period .................................. $24,150,777   $11,145,498   $12,832,457   $ 5,203,878  $11,487,099   $88,297,166
                                                   ===========   ===========   ===========   ===========  ===========   ============
  Undistributed net investment income (loss) at
    end of period ................................ $  (100,276)  $   (22,024)  $     3,962   $    (5,840) $    (5,863)  $  (345,139)
                                                   ===========   ===========   ===========   ===========  ===========   ============


*Period January 29, 1999 (inception) through March 31, 1999.

                            See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                                        SECURITY EQUITY FUND
                                                   -----------------------------------------------------------
                                                     SECURITY                                         ASSET
                                                    GROWTH AND        EQUITY           GLOBAL       ALLOCATION
                                                     INCOME           SERIES           SERIES         SERIES
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss) ................   $  1,364,952    $   2,491,166    $    (71,930)   $    13,322
  Net realized gain ...........................     16,026,155       74,934,557       2,523,325        521,545
  Unrealized depreciation
        during the period .....................    (25,050,350)     (19,967,302)     (5,350,588)    (1,088,773)
                                                  ------------    -------------    ------------    -----------
    Net increase (decrease) in net assets
      resulting from operations ...............     (7,659,243)      57,458,421      (2,899,193)      (553,906)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...................................     (1,262,953)      (2,345,453)       (149,975)       (58,957)
    Class B ...................................        (37,978)            --              --          (28,111)
  Net realized gain
    Class A ...................................    (20,855,139)     (64,378,392)     (1,839,513)      (224,701)
    Class B ...................................     (1,779,733)      (7,895,986)     (1,085,880)      (230,756)
                                                  ------------    -------------    ------------    -----------
      Total distributions to shareholders .....    (23,935,803)     (74,619,831)     (3,075,368)      (542,525)
  Net increase (decrease)
      from capital share transactions .........     19,234,742       56,889,728         280,008        (62,464)
                                                  ------------    -------------    ------------    -----------
      Total increase (decrease) in net assets .    (12,360,304)      39,728,318      (5,694,553)    (1,158,895)

NET ASSETS:
  Beginning of period .........................     97,988,428      846,856,239      37,254,499      7,757,380
                                                  ------------    -------------    ------------    -----------
  End of period ...............................   $ 85,628,124    $ 886,584,557    $ 31,559,946    $ 6,598,485
                                                  ============    =============    ============    ===========
  Undistributed net investment income (loss) at
    end of period .............................   $    160,376    $   2,411,996    $   (122,744)   $    61,017
                                                  ============    =============    ============    ===========


                             See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1998, EXCEPT AS NOTED
SECURITY EQUITY FUND

                                                             SECURITY EQUITY FUND
                                                   --------------------------------------------
                                                    SOCIAL                           SMALL          SECURITY
                                                  AWARENESS            VALUE        COMPANY           ULTRA
                                                    SERIES             SERIES        SERIES*          FUND
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment loss .......................   $    (43,962)   $    (78,230)   $   (26,448)   $   (616,610)
  Net realized gain (loss) ..................        478,803         254,031       (642,351)     21,894,442
  Unrealized appreciation (depreciation)
        during the period ...................        245,900      (1,677,229)       138,197     (31,503,654)
                                                ------------    ------------    -----------    ------------
    Net increase (decrease) in net assets
     resulting from operations ..............        680,741      (1,501,428)      (530,602)    (10,225,822)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A .................................        (13,294)        (23,776)        (1,066)           --
    Class B .................................           --              --             --              --
  Net realized gain
    Class A .................................           --          (148,467)          --        (4,076,926)
    Class B .................................           --           (99,378)          --          (303,165)
                                                ------------    ------------    -----------    ------------
    Total distributions to shareholders .....        (13,294)       (271,621)        (1,066)     (4,380,091)
  Net increase (decrease)
      from capital share transactions .......      2,346,429      11,086,040      4,712,625      (2,696,837)
                                                ------------    ------------    -----------    ------------
      Total increase (decrease) in net assets      3,013,876       9,312,991      4,180,957     (17,302,750)

NET ASSETS:
  Beginning of period .......................      9,849,944       8,202,591           --        90,467,271
                                                ------------    ------------    -----------    ------------
  End of period .............................   $ 12,863,820    $ 17,515,582    $ 4,180,957    $ 73,164,521
                                                ============    ============    ===========    ============
  Undistributed net investment income at
    end of period ...........................            $--             $--            $--             $--
                                                ============    ============    ===========    ============

*Period October 15, 1997 (inception) through September 30, 1998.

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD SECURITY GROWTH AND INCOME FUND (CLASS A)

                                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ------------------------------------------------------------------------------
                                                   1999(f)(m)     1998(f)        1997(f)      1996(f)      1995(f)        1994(b)
                                                   ----------     -------        -------      -------      -------        -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............. $    7.68     $   11.14     $    9.05     $    7.93    $    6.96     $    7.84
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .....................      0.06          0.13          0.15          0.18         0.16          0.13
Net Gain (Loss) on Securities
 (realized and unrealized) .......................      0.60         (0.87)         2.81          1.37         1.18         (0.71)
                                                   ---------     ---------     ---------     ---------    ---------     ---------
Total from Investment Operations .................      0.66         (0.74)         2.96          1.55         1.34         (0.58)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........     (0.04)        (0.13)        (0.16)        (0.16)       (0.16)        (0.13)
Distributions (from Capital Gains) ...............     (1.34)        (2.59)        (0.71)        (0.27)       (0.21)        (0.17)
                                                   ---------     ---------     ---------     ---------    ---------     ---------
   Total Distributions ...........................     (1.38)        (2.72)        (0.87)        (0.43)       (0.37)        (0.30)
                                                   ---------     ---------     ---------     ---------    ---------     ---------
NET ASSET VALUE END OF PERIOD .................... $    6.96     $    7.68     $   11.14     $    9.05    $    7.93     $    6.96
                                                   =========     =========     =========     =========    =========     =========
TOTAL RETURN (a) .................................      8.72%        (7.95%)       35.31%        20.31%       20.25%         (7.6%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............. $  75,155     $  76,371     $  91,252     $  73,273    $  67,430     $  65,328
Ratio of Expenses to Average Net Assets ..........      1.23%         1.21%         1.24%         1.29%        1.31%         1.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................      1.75%         1.49%         1.53%         2.09%        2.21%         1.70%
Portfolio Turnover Rate ..........................        98%          144%          124%           69%         130%          163%

SECURITY GROWTH AND INCOME FUND (CLASS B)
                                                                               FISCAL PERIOD ENDED SEPTEMBER 30
                                                    ------------------------------------------------------------------------------
                                                    1999(f)(m)     1998(f)      1997(f)      1996(f)      1995(f)        1994(b)
                                                    ----------     -------      -------      -------      -------        -------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ..............   $    7.54  $   10.99     $    8.94     $    7.85    $    6.90      $     7.83
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income ............................        0.03       0.05          0.05          0.09         0.08            0.05
Net Gain (Loss) on Securities
 (realized and unrealized) .......................        0.58      (0.88)         2.77          1.35         1.18           (0.69)
                                                     ---------  ---------     ---------     ---------    ---------      -----------
Total from Investment Operations .................        0.61      (0.83)         2.82          1.44         1.26           (0.64)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........       (0.03)     (0.03)        (0.06)        (0.08)       (0.09)          (0.12)
Distributions (from Capital Gains) ...............       (1.34)     (2.59)        (0.71)        (0.27)       (0.22)          (0.17)
                                                     ---------  ---------     ---------     ---------    ---------      -----------
   Total Distributions ...........................       (1.37)     (2.62)        (0.77)        (0.35)       (0.31)          (0.29)
                                                     ---------  ---------     ---------     ---------    ---------      -----------
NET ASSET VALUE END OF PERIOD ....................   $    6.78  $    7.54     $   10.99     $    8.94    $    7.85      $     6.90
                                                     =========  =========     =========     =========    =========      ===========
TOTAL RETURN (a) .................................        8.21%     (8.95%)       34.01%        19.01%       19.07%           (8.0%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) .............   $   9,310  $   9,257     $   6,737     $   2,247    $   1,130      $      668
Ratio of Expenses to Average Net Assets ..........        2.23%      2.21%         2.24%         2.29%        2.31%           2.27%
Ratio of Net Income (Loss) to Average
  Net Assets .....................................        0.75%      0.59%         0.53%         1.09%        1.21%           1.03%
Portfolio Turnover Rate ..........................          98%       144%          124%           69%         130%            178%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       60
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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY GROWTH AND INCOME FUND (CLASS C)

                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                 --------------------------------

                                                        1999(l)(m)
                                                        ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............        $  6.87
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................           0.02
Net Gain (Loss) on Securities
 (realized and unrealized) .....................           0.08
                                                        -------
Total from Investment Operations ...............           0.10
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           --
Distributions (from Capital Gains) .............           --
                                                        -------
   Total Distributions .........................           --
                                                        -------
NET ASSET VALUE END OF PERIOD ..................        $  6.97
                                                        =======
TOTAL RETURN (a) ...............................           1.46%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........        $     1
Ratio of Expenses to Average Net Assets ........           2.23%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................           1.10%
Portfolio Turnover Rate ........................            135%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       61
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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - EQUITY SERIES (CLASS A)

                                                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                    ---------------------------------------------------------------------------
                                                    1999(f)(m)     1998(f)     1997(f)        1996(f)       1995(f)     1994(b)
                                                    ---------      -------     --------       --------     --------    --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............. $      8.86   $      9.09   $      7.54   $      6.55  $      5.54   $      6.73
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .....................        0.01          0.04          0.04          0.05         0.04          0.05
Net Gain (Loss) on Securities
 (realized and unrealized) .......................        1.93          0.56          2.20          1.48         1.38          0.09
                                                   -----------   -----------   -----------   -----------  -----------   -----------
Total from Investment Operations .................        1.94          0.60          2.24          1.53         1.42          0.14
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........       (0.04)        (0.03)        (0.04)        (0.06)        --           (0.12)
Distributions (from Capital Gains) ...............       (0.68)        (0.80)        (0.65)        (0.48)       (0.41)        (1.21)
                                                   -----------   -----------   -----------   -----------  -----------   -----------
   Total Distributions ...........................       (0.72)        (0.83)        (0.69)        (0.54)       (0.41)        (1.33)
                                                   -----------   -----------   -----------   -----------  -----------   -----------
NET ASSET VALUE END OF PERIOD .................... $     10.08   $      8.86   $      9.09   $      7.54  $      6.55   $      5.54
                                                   ===========   ===========   ===========   ===========  ===========   ===========
TOTAL RETURN (a) .................................       22.11%         7.38%        32.08%        24.90%       27.77%         1.95%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............. $   949,378   $   773,606   $   757,520   $   575,680  $   440,339   $   358,237
Ratio of Expenses to Average Net Assets ..........        1.02%         1.02%         1.03%         1.04%        1.05%         1.06%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................        0.30%         0.39%         0.46%         0.75%        0.87%         0.86%
Portfolio Turnover Rate ..........................          30%           47%           66%           64%          95%           79%

SECURITY EQUITY FUND - EQUITY SERIES (CLASS B)
                                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                   --------------------------------------------------------------------------------
                                                    1999(f)(m)      1998(f)       1997(f)       1996(f)      1995(f)       1994(b)
                                                   -----------   -----------   -----------   -----------  -----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............. $      8.52   $      8.82   $      7.36   $      6.43  $      5.49   $     6.81
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .....................       (0.03)        (0.05)        (0.04)        (0.02)       (0.01)        0.01
Net Gain (Loss) on Securities
 (realized and unrealized) .......................        1.83          0.55          2.15          1.45         1.36           --
                                                   -----------   -----------   -----------   -----------  -----------   -----------
Total from Investment Operations .................        1.80          0.50          2.11          1.43         1.35         0.01
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........          --          --            --           (0.02)          --        (0.12)
Distributions (from Capital Gains) ...............       (0.68)        (0.80)        (0.65)        (0.48)       (0.41)       (1.21)
                                                   -----------   -----------   -----------   -----------  -----------   -----------
   Total Distributions ...........................       (0.68)        (0.80)        (0.65)        (0.50)       (0.41)       (1.33)
                                                   -----------   -----------   -----------   -----------  -----------   -----------
NET ASSET VALUE END OF PERIOD .................... $      9.64   $      8.52   $      8.82   $      7.36  $      6.43   $     5.49
                                                   ===========   ===========   ===========   ===========  ===========   ===========
TOTAL RETURN (a) .................................       21.37%         6.38%        30.85%        23.57%       26.69%       (0.15%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............. $   160,113   $   112,978   $    89,336   $    38,822  $    19,288   $    7,452
Ratio of Expenses to Average Net Assets ..........        2.02%         2.02%         2.03%         2.04%        2.05%        2.07%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................       (0.71%)       (0.61%)       (0.54%)       (0.25%)      (0.13%)      (0.01%)
Portfolio Turnover Rate ..........................          30%           47%           66%           64%          95%          80%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       62
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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - EQUITY SERIES  (CLASS C)
                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                            --------------------------------

                                                     1999(l)(m)
                                                     ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............      $10.13

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................       (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................       (0.07)
                                                      ------
Total from Investment Operations ...............       (0.08)
LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........        --
Distributions (from Capital Gains) .............        --
                                                      ------
   Total Distributions .........................        --
                                                      ------
NET ASSET VALUE END OF PERIOD ..................      $10.05
                                                      ======
TOTAL RETURN (a) ...............................       (0.69%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........      $  834
Ratio of Expenses to Average Net Assets ........        2.02%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................       (0.97%)
Portfolio Turnover Rate ........................          35%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       63
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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - GLOBAL SERIES (CLASS A)

                                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                     --------------------------------------------------------------------------
                                                     1999(f)(m)    1998(f)      1997(f)      1996(f)     1995(f)     1994(b)(c)
                                                     ----------   --------      -------      --------    --------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............. $     11.23  $     13.56  $     12.42   $     10.94  $     10.84   $     10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .....................       (0.03)        0.02         0.01          0.01        (0.02)        (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) .......................        2.41        (1.19)        2.29          1.87         0.31          0.87
                                                   -----------  -----------  -----------   -----------  -----------   -----------
Total from Investment Operations .................        2.38        (1.17)        2.30          1.88         0.29          0.84

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........       (0.05)       (0.09)       (0.38)        (0.25)          --            --
Distributions (from Capital Gains) ...............       (0.91)       (1.07)       (0.78)        (0.15)       (0.19)           --
                                                   -----------  -----------  -----------   -----------  -----------   -----------
   Total Distributions ...........................       (0.96)       (1.16)       (1.16)        (0.40)       (0.19)           --
                                                   -----------  -----------  -----------   -----------  -----------   -----------
NET ASSET VALUE END OF PERIOD .................... $     12.65  $     11.23  $     13.56   $     12.42  $     10.94   $     10.84
                                                   ===========  ===========  ===========   ===========  ===========   ===========
TOTAL RETURN (a) .................................       21.52%       (8.47%)      20.22%        17.73%        2.80%         8.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............. $    24,800  $    18,941  $    24,193   $    19,644  $    16,261   $    20,128
Ratio of Expenses to Average Net Assets ..........        2.00%        2.00%        2.00%         2.00%        2.00%         2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................       (0.54%)       0.15%        0.07%         0.07%       (0.17%)       (0.01%)
Portfolio Turnover Rate ..........................         215%         122%         132%          142%         141%           73%


SECURITY EQUITY FUND - GLOBAL SERIES (CLASS B)
                                                                            FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ---------------------------------------------------------------------------------
                                                    1999(f)(m)      1998(f)      1997(f)       1996(f)      1995(f)       1994(b)(c)
                                                   -----------   -----------   -----------   -----------  -----------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............. $     10.89   $     13.22   $     12.18   $     10.74  $     10.75   $     9.96
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) .....................       (0.09)        (0.10)        (0.11)        (0.10)       (0.12)       (0.12)
Net Gain (Loss) on Securities
 (realized and unrealized) .......................        2.34         (1.16)         2.24          1.84         0.30         0.91
                                                   -----------   -----------   -----------   -----------  -----------   -----------
Total from Investment Operations .................        2.25         (1.26)         2.13          1.74         0.18         0.79

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........          --            --         (0.31)        (0.14)          --           --
Distributions (from Capital Gains) ...............       (0.91)        (1.07)        (0.78)        (0.16)       (0.19)          --
                                                   -----------   -----------   -----------   -----------  -----------   -----------
   Total Distributions ...........................       (0.91)        (1.07)        (1.09)        (0.30)       (0.19)          --
                                                   -----------   -----------   -----------   -----------  -----------   -----------
NET ASSET VALUE END OF PERIOD .................... $     12.23   $     10.89   $     13.22   $     12.18  $     10.74   $    10.75
                                                   ===========   ===========   ===========   ===========  ===========   ===========
TOTAL RETURN (a) .................................       17.31%        (9.43%)       19.01%        16.57%        1.79%        7.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............. $    17,317   $    12,619   $    13,061   $     7,285  $     5,433   $    3,960
Ratio of Expenses to Average Net Assets ..........        3.00%         3.00%         3.00%         3.00%        3.00%        3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................       (1.53%)       (0.85%)       (0.93%)       (0.93%)      (1.17%)      (0.01%)
Portfolio Turnover Rate ..........................         215%          122%          132%          142%         141%          73%

--------------------------------------------------------------------------------
                                       64
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--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - GLOBAL SERIES  (CLASS C)

                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                          --------------------------------

                                                       1999(l)(m)
                                                       ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............        $ 12.68

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................          (0.02)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................          (0.02)
                                                        -------
Total from Investment Operations ...............          (0.04)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           --
Distributions (from Capital Gains) .............           --
                                                        -------
   Total Distributions .........................           --
                                                        -------
NET ASSET VALUE END OF PERIOD ..................        $ 12.64
                                                        =======
TOTAL RETURN (a) ...............................          (0.32%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........        $     5
Ratio of Expenses to Average Net Assets ........           3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................          (3.91%)
Portfolio Turnover Rate ........................            652%





--------------------------------------------------------------------------------
                                       65

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--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CLASS A)
                                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                    ----------------------------------------------------------------------------

                                                    1999(f)(m)      1998(e)(f)        1997(e)(f)(i)    1996(e)(f)  1995(d)(e)(f)
                                                    ---------        --------         ------------     ----------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........   $      10.73    $         12.58    $      11.06    $     10.54    $      10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..................           0.01               0.08            0.17           0.25            0.04
Net Gain (Loss) on Securities
 (realized and unrealized) ....................           1.53              (0.98)           1.86           0.77            0.50
                                                  ------------    ---------------    ------------    -----------    ------------
Total from Investment Operations ..............           1.54              (0.90)           2.03           1.02            0.54

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ........          (0.16)             (0.20)          (0.26)         (0.33)             --
Distributions (from Capital Gains) ............          (0.75)             (0.75)          (0.25)         (0.17)             --
                                                  ------------    ---------------    ------------    -----------    ------------
   Total Distributions ........................          (0.91)             (0.95)          (0.51)         (0.50)             --
                                                  ------------    ---------------    ------------    -----------    ------------
NET ASSET VALUE END OF PERIOD .................   $      11.36    $         10.73    $      12.58    $     11.06    $      10.54
                                                  ============    ===============    ============    ===========    ============
TOTAL RETURN (a) ..............................          14.51%             (7.19%)         19.00%         10.01%           5.40%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........   $      3,537    $         3,294    $      3,906    $     2,449    $      1,906
Ratio of Expenses to Average Net Assets .......           2.00%              2.00%           1.68%          2.00%           2.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ..................................           0.12%              0.65%           1.52%          2.32%           1.33%
Portfolio Turnover Rate .......................             46%                45%             79%            75%            129%


SECURITY EQUITY FUND - ASSET ALLOCATION SERIES (CLASS B)
                                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                    ------------------------------------------------------------------------------
                                                     1999(f)(m)        1998(e)(f)      1997(e)(f)(i)  1996(e)(f)      1995(d)(e)(f)
                                                    ------------    ---------------    ------------    -----------    ------------

PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...........   $      10.62    $         12.45    $      10.97    $     10.50    $      10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ..................          (0.05)             (0.03)           0.07           0.14            0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ....................           1.51              (0.96)           1.84           0.77            0.49
                                                  ------------    ---------------    ------------    -----------    ------------
Total from Investment Operations ..............           1.46              (0.99)           1.91           0.91            0.50

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ........          (0.04)             (0.09)          (0.18)         (0.27)             --
Distributions (from Capital Gains) ............          (0.75)             (0.75)          (0.25)         (0.17)             --
                                                  ------------    ---------------    ------------    -----------    ------------
   Total Distributions ........................          (0.79)             (0.84)          (0.43)         (0.44)             --
                                                  ------------    ---------------    ------------    -----------    ------------
NET ASSET VALUE END OF PERIOD .................   $      11.29    $         10.62    $      12.45    $     10.97    $      10.50
                                                  ============    ===============    ============    ===========    ============
TOTAL RETURN (a) ..............................          13.96%             (7.99%)         17.95%          8.97%           5.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..........   $      3,656    $         3,304    $      3,851    $     2,781    $      1,529
Ratio of Expenses to Average Net Assets .......           2.94%              2.94%           2.58%          3.00%           3.00%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ..................................          (0.81%)            (0.29%)          0.61%          1.32%           0.31%
Portfolio Turnover Rate .......................             46%                45%             79%            75%            129%


--------------------------------------------------------------------------------
                                       66
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--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - ASSET ALLOCATION SERIES  (CLASS C)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                           1999(l)(m)
                                                           ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............             $11.48

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................               --
Net Gain (Loss) on Securities
 (realized and unrealized) .....................              (0.13)
                                                             ------
Total from Investment Operations ...............              (0.13)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........               --
Distributions (from Capital Gains) .............               --
                                                             ------
   Total Distributions .........................               --
                                                             ------
NET ASSET VALUE END OF PERIOD ..................             $11.35
                                                             ======
TOTAL RETURN (a) ...............................              (1.13%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........             $    0
Ratio of Expenses to Average Net Assets ........               2.94%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................               --
Portfolio Turnover Rate ........................                 47%


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS A)
                                                          FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ----------------------------------------------
                                                    1999(f)(m)         1998(e)(f)    1997(e)(f)(g)
                                                   ----------         ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    19.37          $    17.99     $    15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.02)               --             0.08
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         5.21                1.42           2.91
                                                   ----------          ----------     ----------
Total from Investment Operations ...............         5.19                1.42           2.99

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........         --                 (0.04)          --
Distributions (from Capital Gains) .............        (0.36)               --             --
                                                   ----------          ----------     ----------
   Total Distributions .........................        (0.36)              (0.04)          --
                                                   ----------          ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    24.20          $    19.37     $    17.99
                                                   ==========          ==========     ==========
TOTAL RETURN (a) ...............................        26.91%               7.89%         19.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   11,021          $    7,619     $    6,209
Ratio of Expenses to Average Net Assets ........         1.40%               1.22%          0.67%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.16%)              --             0.57%
Portfolio Turnover Rate ........................           35%                 41%            38%



SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS B)
                                                             FISCAL PERIOD ENDED SEPTEMBER 30
                                                   -------------------------------------------------
                                                   1999(f)(m)         1998(e)(f)        1997(e)(f)(g)
                                                   ----------         ----------        ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............   $    19.01         $    17.81        $    15.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.15)             (0.19)            (0.08)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         5.12               1.39              2.89
                                                   ----------         ----------        ----------
Total from Investment Operations ...............         4.97               1.20              2.81

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........           --                 --                --
Distributions (from Capital Gains) .............        (0.36)                --                --
                                                   ----------         ----------        ----------
   Total Distributions .........................        (0.36)                --                --
                                                   ----------         ----------        ----------
NET ASSET VALUE END OF PERIOD ..................   $    23.62         $    19.01        $    17.81
                                                   ==========         ==========        ==========
TOTAL RETURN (a) ...............................        26.25%              6.74%            18.73%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    7,054         $    5,245        $    3,641
Ratio of Expenses to Average Net Assets ........         2.56%              2.20%             1.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.32%)            (0.98%)           (0.60%)
Portfolio Turnover Rate ........................           35%                41%               38%

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       68

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - SOCIAL AWARENESS SERIES (CLASS C)

                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                 --------------------------------

                                                            1999(l)(m)
                                                            ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............             $ 24.47

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................               (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................               (0.28)
                                                             -------
Total from Investment Operations ...............               (0.31)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                  --
Distributions (from Capital Gains) .............                  --
                                                             -------
   Total Distributions .........................                  --
                                                             -------
NET ASSET VALUE END OF PERIOD ..................             $ 24.16
                                                             =======
TOTAL RETURN (a) ...............................               (1.27%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........             $   115
Ratio of Expenses to Average Net Assets ........                2.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................               (1.07%)
Portfolio Turnover Rate ........................                  24%


                            See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - VALUE SERIES (CLASS A)

                                                           FISCAL PERIOD ENDED SEPTEMBER 30
                                                   -----------------------------------------------
                                                    1999(f)(m)          1998(e)(f)    1997(e)(f)(g)
                                                   ------------        ------------   ------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    12.07             $    12.95     $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.04)                 (0.02)          0.05
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         2.40                  (0.53)          2.90
                                                   ----------             ----------     ----------

Total from Investment Operations ...............         2.36                  (0.55)          2.95

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........         --                    (0.05)          --
Distributions (from Capital Gains) .............        (0.05)                 (0.28)          --
                                                   ----------             ----------     ----------
   Total Distributions .........................        (0.05)                 (0.33)          --
                                                   ----------             ----------     ----------
NET ASSET VALUE END OF PERIOD ..................   $    14.38             $    12.07     $    12.95
                                                   ==========             ==========     ==========
TOTAL RETURN (a) ...............................        19.59%                 (4.31%)        29.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $   15,601             $   10,901     $    4,631
Ratio of Expenses to Average Net Assets ........         1.39%                  1.27%          1.10%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.56%)                (0.13%)         1.43%
Portfolio Turnover Rate ........................           86%                    98%            35%


SECURITY EQUITY FUND - VALUE SERIES (CLASS B)

                                                              FISCAL PERIOD ENDED SEPTEMBER 30
                                                   ---------------------------------------------------
                                                   1999(f)(m)        1998(e)(f)          1997(e)(f)(g)
                                                   ----------        ----------          -------------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............   $    11.94        $    12.91          $    10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................        (0.11)            (0.15)               0.01
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         2.38             (0.54)               2.90
                                                   ----------        ----------          ----------
Total from Investment Operations ...............         2.27             (0.69)               2.91

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........         --                --                  --
Distributions (from Capital Gains) .............        (0.05)            (0.28)               --
                                                   ----------        ----------          ----------
   Total Distributions .........................        (0.05)            (0.28)               --
                                                   ----------        ----------          ----------
NET ASSET VALUE END OF PERIOD ..................   $    14.16        $    11.94          $    12.91
                                                   ==========        ==========          ==========

TOTAL RETURN (a) ...............................        19.05%            (5.38%)             29.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........   $    8,310        $    6,615          $    3,572
Ratio of Expenses to Average Net Assets ........         2.40%             2.33%               2.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (1.57%)           (1.19%)              0.27%
Portfolio Turnover Rate ........................           86%               98%                 35%




--------------------------------------------------------------------------------
                                       70

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - VALUE SERIES  (CLASS C)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------
                                                           1999(l)(m)
                                                           ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............             $ 14.54

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................               (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................               (0.16)
                                                             -------
Total from Investment Operations ...............               (0.17)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                --
Distributions (from Capital Gains) .............                --
                                                             -------
   Total Distributions .........................                --
                                                             -------
NET ASSET VALUE END OF PERIOD ..................             $ 14.37
                                                             =======
TOTAL RETURN (a) ...............................               (1.17%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........             $   240
Ratio of Expenses to Average Net Assets ........                2.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................               (1.15%)
Portfolio Turnover Rate ........................                 209%

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - SMALL COMPANY SERIES  (CLASS A)

                                                        FISCAL PERIOD ENDED SEPTEMBER 30
                                                        --------------------------------

                                                       1999(f)(m)            1998(e)(f)(j)
                                                      ------------           ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .........         $      8.70           $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ................               (0.01)                (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) ..................                1.93                 (1.26)
                                                      -----------           -----------
Total from Investment Operations ............                1.92                 (1.29)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ......                --                   (0.01)
Distributions (from Capital Gains) ..........                --                    --
                                                      -----------           -----------
   Total Distributions ......................                --                   (0.01)
                                                      -----------           -----------
NET ASSET VALUE END OF PERIOD ...............         $     10.62           $      8.70
                                                      ===========           ===========
TOTAL RETURN (a) ............................               22.07%               (12.95%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ........         $     9,052           $     2,677
Ratio of Expenses to Average Net Assets .....                0.74%                 1.39%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ................................               (0.21%)               (0.35%)
Portfolio Turnover Rate .....................                 401%                  366%


SECURITY EQUITY FUND - SMALL COMPANY  SERIES (CLASS B)

                                                       FISCAL PERIOD ENDED SEPTEMBER 30
                                                       --------------------------------
                                                       1999(f)(m)          1998(e)(f)(j)
                                                      ------------          -----------

PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD .........         $      8.63           $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ................               (0.09)                (0.13)
Net Gain (Loss) on Securities
 (realized and unrealized) ..................                1.91                 (1.24)
                                                      -----------           -----------
Total from Investment Operations ............                1.82                 (1.37)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ......                --                    --
Distributions (from Capital Gains) ..........                --                    --
                                                      -----------           -----------
   Total Distributions ......................                --                    --
                                                      -----------           -----------
NET ASSET VALUE END OF PERIOD ...............         $     10.45           $      8.63
                                                      ===========           ===========
TOTAL RETURN (a) ............................               21.09%               (13.70%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ........         $     1,938           $     1,504
Ratio of Expenses to Average Net Assets .....                2.41%                 2.38%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ................................               (1.86%)               (1.34%)
Portfolio Turnover Rate .....................                 401%                  366%

--------------------------------------------------------------------------------
                                       72

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - SMALL COMPANY SERIES (CLASS C)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------

                                                             1999(l)(m)
                                                             -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............               $11.16

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                (0.03)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                (0.52)
                                                               ------
Total from Investment Operations ...............                (0.55)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                 --
Distributions (from Capital Gains) .............                 --
                                                               ------
   Total Distributions .........................                 --
                                                               ------
NET ASSET VALUE END OF PERIOD ..................               $10.61
                                                               ======
TOTAL RETURN (a) ...............................                (4.93%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........               $  155
Ratio of Expenses to Average Net Assets ........                 1.47%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                (0.85%)
Portfolio Turnover Rate ........................                  563%

--------------------------------------------------------------------------------
                                       73

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS A)

                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                    --------------------------------
                                                               1999(l)(m)
                                                               ---------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............               $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                      0.01
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                      0.01
                                                               -----------
Total from Investment Operations ...............                      0.02

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                      --
Distributions (from Capital Gains) .............                      --
                                                               -----------
   Total Distributions .........................                      --
                                                               -----------
NET ASSET VALUE END OF PERIOD ..................               $     10.02
                                                               ===========
TOTAL RETURN (a) ...............................                      0.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........               $     4,635
Ratio of Expenses to Average Net Assets ........                      1.35%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                      0.67%
Portfolio Turnover Rate ........................                       115%


SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS B)

                                                FISCAL PERIOD ENDED SEPTEMBER 30
                                                --------------------------------

                                                               1999(l)(m)
                                                               ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............               $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                      --
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                      --
                                                               -----------
Total from Investment Operations ...............                      --

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                      --
Distributions (from Capital Gains) .............                      --
                                                               -----------
   Total Distributions .........................                      --
                                                               -----------
NET ASSET VALUE END OF PERIOD ..................               $     10.00
                                                               ===========
TOTAL RETURN (a) ...............................                      0.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........               $     4,465
Ratio of Expenses to Average Net Assets ........                      2.14%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                     (0.13%)
Portfolio Turnover Rate ........................                       115%

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY EQUITY FUND - ENHANCED INDEX SERIES (CLASS C)

                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                 --------------------------------

                                                           1999(l)(m)
                                                            ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............           $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                  --
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                  0.02
                                                           -----------
Total from Investment Operations ...............                  0.02

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                  --
Distributions (from Capital Gains) .............                  --
                                                           -----------
   Total Distributions .........................                  --
                                                           -----------
NET ASSET VALUE END OF PERIOD ..................           $     10.02
                                                           ===========
TOTAL RETURN (a) ...............................                  0.20%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........           $     3,733
Ratio of Expenses to Average Net Assets ........                  1.95%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                  0.08%
Portfolio Turnover Rate ........................                   115%

                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SELECT EQUITY FUND - INTERNATIONAL SERIES (CLASS A)

                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                 --------------------------------

                                                             1999(l)(m)
                                                             -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD                            $10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)                                    (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized)                                      (0.63)
                                                                -------
Total from Investment Operations                                (0.64)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income)                             --
Distributions (from Capital Gains)                                 --
                                                                -------
   Total Distributions                                             --
                                                                -------
NET ASSET VALUE END OF PERIOD                                   $9.36
                                                                =======
TOTAL RETURN (a)                                                (6.40%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)                           $1,913
Ratio of Expenses to Average Net Assets                          2.48%
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                    (0.41%)
Portfolio Turnover Rate                                           125%


SELECT EQUITY FUND - INTERNATIONAL SERIES (CLASS B)

                                                 FISCAL PERIOD ENDED SEPTEMBER 30
                                                 --------------------------------

                                                               1999(l)(m)
                                                               ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............               $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                     (0.02)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                     (0.63)
                                                               -----------
Total from Investment Operations ...............                     (0.65)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                      --
Distributions (from Capital Gains) .............                      --
                                                               -----------
   Total Distributions .........................                      --
                                                               -----------
NET ASSET VALUE END OF PERIOD ..................               $      9.35
                                                               ===========
TOTAL RETURN (a) ...............................                     (6.50%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........               $     1,655
Ratio of Expenses to Average Net Assets ........                      3.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                     (1.15%)
Portfolio Turnover Rate ........................                       125%


--------------------------------------------------------------------------------
                                       76

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SELECT EQUITY FUND - INTERNATIONAL SERIES (CLASS C)

                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                    --------------------------------

                                                                1999(l)(m)
                                                                ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............               $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                     (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                     (0.63)
                                                               -----------
Total from Investment Operations ...............                     (0.64)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                      --
Distributions (from Capital Gains) .............                      --
                                                               -----------
   Total Distributions .........................                      --
                                                               -----------
NET ASSET VALUE END OF PERIOD ..................               $      9.36
                                                               ===========
TOTAL RETURN (a) ...............................                     (6.40%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........               $     1,636
Ratio of Expenses to Average Net Assets ........                      2.83%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                     (0.72%)
Portfolio Turnover Rate ........................                       125%

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SELECT EQUITY FUND - SELECT 25 SERIES (CLASS A)

                                                      FISCAL PERIOD ENDED SEPTEMBER 30
                                                      --------------------------------
                                                                 1999(l)(m)
                                                                 ----------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............                 $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                        --
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                        0.40
                                                                 -----------
Total from Investment Operations ...............                        0.40

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                        --
Distributions (from Capital Gains) .............                        --
                                                                 -----------
   Total Distributions .........................                        --
                                                                 -----------
NET ASSET VALUE END OF PERIOD ..................                 $     10.40
                                                                 ===========
TOTAL RETURN (a) ...............................                        4.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........                 $     5,425
Ratio of Expenses to Average Net Assets ........                        1.48%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                       (0.24%)
Portfolio Turnover Rate ........................                          28%


SELECT EQUITY FUND - SELECT 25 SERIES (CLASS B)
                                                   FISCAL PERIOD ENDED SEPTEMBER 30
                                                   --------------------------------

                                                             1999(l)(m)
                                                             ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............            $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                  (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                   0.40
                                                            -----------
Total from Investment Operations ...............                   0.39

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                   --
Distributions (from Capital Gains) .............                   --
                                                            -----------
   Total Distributions .........................                   --
                                                            -----------
NET ASSET VALUE END OF PERIOD ..................            $     10.39
                                                            ===========
TOTAL RETURN (a) ...............................                   3.90%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........            $     4,315
Ratio of Expenses to Average Net Assets ........                   2.26%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                  (1.03%)
Portfolio Turnover Rate ........................                     28%

--------------------------------------------------------------------------------
                                       78

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SELECT EQUITY FUND - SELECT 25 SERIES (CLASS C)

                                                  FISCAL PERIOD ENDED SEPTEMBER 30
                                                  --------------------------------

                                                             1999(l)(m)
                                                             ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............             $     10.00

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                   (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                    0.41
                                                             -----------
Total from Investment Operations ...............                    0.40

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                    --
Distributions (from Capital Gains) .............                    --
                                                             -----------
   Total Distributions .........................                    --
                                                             -----------
NET ASSET VALUE END OF PERIOD ..................             $     10.40
                                                             ===========
TOTAL RETURN (a) ...............................                    4.00%

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........             $     1,747
Ratio of Expenses to Average Net Assets ........                    1.98%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                   (0.78%)
Portfolio Turnover Rate ........................                      28%

--------------------------------------------------------------------------------
                                      79

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SECURITY ULTRA FUND (CLASS A)
                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                   -----------------------------------------------------------------------------
                                                   1999(f)(m)     1998(f)      1997(f)       1996(f)      1995(f)        1994(b)
                                                   ----------     -------      -------       -------      ------          ------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ............  $      7.65   $      9.24   $      8.25   $      8.20  $      6.82   $      8.13

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss) ...................        (0.03)        (0.06)        (0.08)        (0.05)       (0.02)        (0.05)
Net Gain (Loss) on Securities
 (realized and unrealized) .....................         2.16         (1.06)         1.65          1.10         1.54         (0.19)
                                                  -----------   -----------   -----------   -----------  -----------   -----------
Total from Investment Operations ...............         2.13         (1.12)         1.57          1.05         1.52         (0.24)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........         --            --            --            --           --            --
Distributions (from Capital Gains) .............        (1.91)        (0.47)        (0.58)        (1.00)       (0.14)        (1.07)
                                                  -----------   -----------   -----------   -----------  -----------   -----------
   Total Distributions .........................        (1.91)        (0.47)        (0.58)        (1.00)       (0.14)        (1.07)
                                                  -----------   -----------   -----------   -----------  -----------   -----------
NET ASSET VALUE END OF PERIOD ..................  $      7.87   $      7.65   $      9.24   $      8.25  $      8.20   $      6.82
                                                  ===========   ===========   ===========   ===========  ===========   ===========
TOTAL RETURN (a) ...............................        29.23%       (12.45%)       20.57%        15.36%       22.69%         (3.6%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........  $    82,989   $    67,554   $    84,504   $    74,230  $    66,052   $    60,695
Ratio of Expenses to Average Net Assets ........         1.23%         1.23%         1.71%         1.31%        1.32%         1.33%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................        (0.70%)       (0.64%)       (1.01%)       (0.61%)      (0.31%)       (0.80%)
Portfolio Turnover Rate ........................           66%          116%           68%          161%         180%          111%




SECURITY ULTRA FUND (CLASS B)
                                                                         FISCAL PERIOD ENDED SEPTEMBER 30
                                                   --------------------------------------------------------------------------------
                                                    1999(f)(m)     1998(f)       1997(f)       1996(f)      1995(f)       1994(b)
                                                   -----------   -----------   -----------   -----------  -----------   -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD .............. $     7.28    $     8.90    $     8.03    $     8.11   $     6.81    $     8.30

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (loss) .....................      (0.07)        (0.14)        (0.15)        (0.13)       (0.09)        (0.10)
Net Gain (Loss) on Securities
 (realized and unrealized) .......................       2.05         (1.01)         1.60          1.05         1.53         (0.32)
                                                   ----------    ----------    ----------    ----------   ----------    ----------
Total from Investment Operations .................       1.98         (1.15)         1.45          0.92         1.44         (0.42)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) ...........       --            --            --            --           --            --
Distributions (from Capital Gains) ...............      (1.91)        (0.47)        (0.58)        (1.00)       (0.14)        (1.07)
                                                   ----------    ----------    ----------    ----------   ----------    ----------
   Total Distributions ...........................      (1.91)        (0.47)        (0.58)        (1.00)       (0.14)        (1.07)
                                                   ----------    ----------    ----------    ----------   ----------    ----------
NET ASSET VALUE END OF PERIOD .................... $     7.35    $     7.28    $     8.90    $     8.03   $     8.11    $     6.81
                                                   ==========    ==========    ==========    ==========   ==========    ==========
TOTAL RETURN (a) .................................      28.57%       (13.30%)       19.58%        13.81%       21.53%        (5.70%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ............. $    5,308    $    5,610    $    5,964    $    2,698   $    5,428    $    1,254
Ratio of Expenses to Average Net Assets ..........       2.22%         2.23%         2.71%         2.31%        2.32%         2.36%
Ratio of Net Investment Income (Loss) to Average
  Net Assets .....................................      (1.72%)       (1.64%)       (2.01%)       (1.61%)      (1.31%)       (1.76%)
Portfolio Turnover Rate ..........................         66%          116%           68%          161%         180%          110



--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SECURITY ULTRA FUND (CLASS C)

                                                    FISCAL PERIOD ENDED SEPTEMBER 30
                                                    --------------------------------

                                                                1999(l)(m)
                                                                ---------
PER SHARE DATA

NET ASSET VALUE BEGINNING OF PERIOD ............               $      8.20

INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ...................                      --
Net Gain (Loss) on Securities
 (realized and unrealized) .....................                     (0.34)
                                                               -----------
Total from Investment Operations ...............                     (0.34)

LESS DISTRIBUTIONS
Dividends (from Net Investment Income) .........                      --
Distributions (from Capital Gains) .............                      --
                                                               -----------
   Total Distributions .........................                      --
                                                               -----------
NET ASSET VALUE END OF PERIOD ..................               $      7.86
                                                               ===========
TOTAL RETURN (a) ...............................                     (4.15%)

RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ...........               $         0
Ratio of Expenses to Average Net Assets ........                      2.22%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ...................................                         0%
Portfolio Turnover Rate ........................                       102%



(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C shares.
(b) Class "B" shares were initially capitalized on October 19, 1993. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.
(c) Security Global Series was initially capitalized on October 1, 1993, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
(d) Security Asset Allocation Series was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return. Per share data has been calculated using average month-end shares outstanding.
(e) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:


                                           1995     1996      1997      1998   1999
    Asset Allocation Series   Class  A     3.6%     3.1%      2.4%      2.5%   2.5%
                              Class  B     4.7%     3.9%      3.3%      3.4%   3.5%
                              Class  C     N/A      N/A       N/A       N/A    3.5%
    Social Awareness Series   Class  A     N/A      N/A       1.7%      1.5%   N/A
                              Class  B     N/A      N/A       2.8%      2.5%   N/A
    Value Series              Class  A     N/A      N/A       1.9%      1.5%   N/A
                              Class  B     N/A      N/A       2.8%      2.6%   N/A
    Small Company Series      Class  A     N/A      N/A       N/A       2.4%   1.7%
                              Class  B     N/A      N/A       N/A       3.4%   3.4%
                              Class  C     N/A      N/A       N/A       N/A    2.5%
    International Series      Class  A     N/A      N/A       N/A       N/A    2.9%
                              Class  B     N/A      N/A       N/A       N/A    3.7%
                              Class  C     N/A      N/A       N/A       N/A    3.3%

(f) Net investment income (loss) was computed using average shares outstanding throughout the period.
(g) Security Social Awareness Series was initially capitalized on November 1, 1996, with a net asset value of $15 per share. Percentage amounts for the period, except for total return, have been annualized.
(h) Security Value Series was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(i) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Asset Allocation Series effective August 1, 1997. Prior to August 1, 1997 SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Asset Allocation Series.
(j) Security Small Company Series was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(k) Security Enhanced Index Series, Security International Series and Security Select 25 Series were initially capitalized on January 29, 1999, with a net asset value of $10 per share. Percentage amounts for the period, except for total return, have been annualized.
(l) Class "C" Shares were initially offered for sale on January 29, 1999. Percentage amounts for the period, except total return, have been annualized. Per share data has been calculated using the average month-end shares outstanding.
(m) Unaudited figures for the six months ended March 31, 1999. Percentage amounts for the period, except total return, have been annualized.

--------------------------------------------------------------------------------
                                       81

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MARCH 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES
  Security Growth and Income, Equity and Ultra Funds (the Funds) are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of Security Equity Fund are currently issued in multiple Series, with each Series, in effect, representing a separate fund. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed, except that purchases of Class A shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. The Funds began offering an additional class of shares ("B" shares) to the public on October 19, 1993. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within five years of acquisition incur a contingent deferred sales charge. The Funds began offering an additional class of shares ("C" shares) to the public on January 29, 1999. The shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of the shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.
   A. SECURITY VALUATION - Securities listed or traded on a national securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. The Funds generally will value short-term debt securities at prices based on market quotations for securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. The Global Series', Asset Allocation Series' and International Series' investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Global Series, Asset Allocation Series and International Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
   B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
   The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
   C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Global Series, Asset Allocation Series and International Series may enter into forward foreign exchange contracts in order to manage foreign currency risk from purchase or sale of securities denominated in foreign currency. These funds may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the statement of operations. These contracts involve market risk in excess of the amount reflected in the balance sheet. The face or contract amount in U.S. dollars reflects the total exposure these funds have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.
   D. FUTURES - Growth & Income Fund, Asset Allocation Series, Social Awareness Series, Small Company Series, Enhanced Index Series, International Series, and Ultra Fund utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. These funds may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. In the event of redemptions, the Funds may pay departing shareholders from its cash balances and reduce their futures positions accordingly. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Upon entering into a futures contract, the Funds are required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Funds. The Funds realize a gain or loss when the contract is closed or expires.

   E. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) plus foreign taxes recoverable (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

   F. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments relating to the expiration of net operating losses and the recharacterization of foreign currency gains and losses.

   G. TAXES - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

   H. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
   Under terms of the investment advisory contract, Security Management Company, LLC (SMC) agrees to provide, or arrange for others to provide, all the services required by the Growth & Income Fund, Equity Series, Global Series, and Ultra Fund for a single fee, including investment advisory services, transfer agent services and certain other administrative services. For Growth and Income Fund, Equity Series and Ultra Fund this fee is equal to 2% of the first $10 million of the average daily closing value of each Fund's net assets, 1 1/2% of the next $20 million, and 1% of the remaining net assets of the Fund for the fiscal year. For Global Series this fee is equal to 2% of the first $70 million of the average daily closing value of the Series' net assets and 1 1/2% of the remaining average net assets of the Series for the fiscal year. Additionally, SMC agrees to assume all of the Funds' expenses, except for its fee and the expenses of interest, taxes, brokerage commissions and extraordinary items and Class B and Class C distribution fees. Management fees are payable to SMC under an investment advisory contract at an annual rate of 0.75% of the average daily net assets for Enhanced Index and Select 25 Series, 1.00% for Asset Allocation, Social Awareness, Value and Small Company Series, and 1.10% for International Series.

   SMC also acts as the administrative agent and transfer agent for the Funds, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each Fund. For these services, the Investment Manager receives, from Asset Allocation Series, an administrative fee equal to .045% of the average daily net assets of the Series plus, the greater of .10% of its average net assets or $60,000. For the International Series, the administrative fee is equal to .045% of the average daily net assets of the Series plus the greater of .10% of the average net assets for (i) $30,000 for the year ended 1/31/00, (ii) $45,000 for the year ended 1/31/01 and (iii) $60,000 for the year ended 1/31/02. For administrative services provided to the Social Awareness Series, Value Series, Small Company Series, Enhanced Index Series and the Select 25 Series, SMC receives an administrative fee equal to .09% of the average daily net assets of each Series. For transfer agent services, SMC is paid an annual fixed charge per account as well as a transaction fee for all shareholder and dividend payments, except from Growth and Income Fund Equity Series, Global Series and Ultra Fund.

   For the period October 1, 1998 to October 31, 1998, SMC paid Lexington Management Corporation, an amount equal to 0.50% of the average daily net assets of Global Series, for investment advisory services provided to the Global Series. A special meeting of the stockholders of Global Series was held on October 28, 1998. At this meeting, shareholders voted to approve a new subadvisory contract, effective November 1, 1998 which replaced Lexington with OppenheimerFunds, Inc. Under this new agreement, SMC pays OppenheimerFunds an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of Global Series and another Fund managed by SMC, SBL Series D, computed on a daily basis as follows:

Combined Average Daily Net Assets                    Annual Fees
---------------------------------                    -----------
$0 to $300 Million ...............................   .35%
$300 Million to $750 Million .....................   .30%
$750 Million or more .............................   .25%

SMC pays Meridian Investment Management Corporation for subadvisory services provided to the Asset Allocation Series, an annual fee equal to the following schedule:

Average Daily Net Assets of the Series               Annual Fees
--------------------------------------               -----------
Less Than $100 Million............................   .40%, plus
$100 Million but less than $200 Million...........   .35%, plus
$200 Million but less than $400 Million...........   .30%, plus
$400 Million or more..............................   .25%

--------------------------------------------------------------------------------
                                       83

--------------------------------------------------------------------------------

   SMC pays Strong Capital Management, Inc. ("Strong") with respect to Small Company Series, an annual fee based on the combined average net assets of the Series and another fund managed by SMC, SBL Series X. The fee is equal to:

Combined Average Daily Net Assets                Annual Fees
---------------------------------                -----------
Less Than $150 Million .........................     .50%
$150 Million to $500 Million ...................     .45%
$500 Million or more ...........................     .40%

   Bankers Trust company furnishes investment advisory services to Enhanced Index Series and International Series. For such services to the Enhanced Index Series SMC pays Bankers trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Enhanced Index Series and another Fund, managed by SMC, SBL Series H as follows:

Combined Average Daily Net Assets                      Annual Fees
---------------------------------                      -----------
$0 to $100 Million .............................            .20%
$100 Million to $300 Million ...................            .15%
$300 Million or more ...........................            .13%

SMC will also pay Bankers Trust the following minimum fees with respect to the Enhanced Index Series: (i) no minimum fee in the first year the Enhanced Index begins operations; and (ii) $100,000 in the Series' second year of operations; and (iii) $200,000 in the third and following years of the Series' operations. For the services provided to the International Series, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of International Series and another Fund managed by SMC, SBL Series I, computed on a daily basis as follows:

Combined Average Daily Net Assets                    Annual Fees
---------------------------------                    -----------
$0 to $200 Million .............................          .60%
$200 Million or more ...........................          .55%

   SMC has agreed to limit the total expenses of the Enhanced Index Series and Select 25 Series to 1.75%, Asset Allocation Series, Social Awareness Series, Value Series, and the Small Company Series to 2.00%, and the International Series to 2.25%, in each case exclusive of interest, taxes, extraordinary expenses, brokerage fees and commissions and 12b-1 fees. The expense limits other than those for Enhanced Index, Select 25 and International Series are voluntary limits which may be limited at any time without notice to shareholders. SMC waived management fees for the Small Company Series through March 31, 1999.
   The Funds have adopted Distribution Plans related to the offering of Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 and Small Company, Enhanced Index, International and the Select 25 Series have also adopted such a Plan with respect to their Class A Shares. The plans provide for payments at an annual rate of 1.00% of the average daily net assets of each Fund's Class B and Class C shares and 0.25% of the average daily net assets of the Small Company, Enhanced Index, International and Select 25 Series Class A shares. The Class A share 12b-1 fees of Small Company Series are not currently being charged.
   Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Group, Inc. and the national distributor of the Funds, received net underwriting commissions on sales of Class A shares and contingent deferred sales charges on redemptions occurring within 5 years of the date of purchase of Class B shares and within 1 year of the date of purchase for Class C shares, after allowances to brokers and dealers in the amounts presented in the following table:


                                       SDI                                    BROKER/    BROKER/        BROKER/
                                  UNDERWRITING      CDSC         CDSC         DEALER     DEALER         DEALER
                                   (CLASS A)     (CLASS B)     (CLASS C)     (CLASS A)  (CLASS B)      (CLASS C)
                                   ---------   -------------   ---------  ------------  ---------    ------------
Growth & Income Fund ......        $ 4,466        $12,842          $  0      $ 24,840    $ 15,967      $    0
  Security Eqity Fund:
    Equity Series .........        $79,942        $60,129          $  0      $739,201    $917,965      $4,367
    Global Series .........        $ 3,705        $ 8,766          $  0      $ 13,765    $ 17,434      $   75
    Asset Allocation Series        $   465        $   529          $  0      $    967    $  6,643      $    5
    Social Awareness Series        $ 6,837        $ 1,885          $  0      $ 81,012    $ 48,694      $  792
    Value Series ..........        $ 3,046        $17,142          $  0      $ 44,933    $ 34,371      $3,587
    Small Company Series ..        $   150        $     0          $  0      $  4,308    $    828      $    0
    Enhanced Index Series .        $    20        $    22          $  0      $ 30,784    $ 22,576      $2,816
    International Series ..        $    10        $     0          $  0      $  4,424    $  3,835      $  425
    Select 25 Series ......        $   550        $   498          $  0      $100,757    $ 76,045      $5,372
Ultra Fund ................        $ 2,208        $ 2,420          $  0      $ 22,066    $  9,696      $    5

   Certain officers and directors of the Funds are also officers and/or directors of Security Benefit Life Insurance Company and its subsidiaries, which include SMC and SDI.

--------------------------------------------------------------------------------
                                       84

--------------------------------------------------------------------------------
3.   FEDERAL INCOME TAX MATTERS
     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) at March 31, 1999, were as follows:

                               GROSS          GROSS      NET UNREALIZED
                            UNREALIZED     UNREALIZED     APPRECIATION
                           APPRECIATION   DEPRECIATION   (DEPRECIATION)
                           ------------   ------------   --------------
Growth & Income Fund        $4,729,976    ($7,311,884)    ($2,581,908)
Security Equity Fund:
   Equity Series           469,860,560     (7,639,214)    462,221,346
   Global Series             6,198,368     (1,674,578)      4,523,790
   Asset Allocation Series   1,248,615       (683,747)        564,868
   Social Awareness Series   5,244,737       (301,320)      4,943,417
   Value Series              4,797,366     (2,059,291)      2,738,075
   Small Company Series      2,022,801       (194,594)      1,828,207
   Enhanced Index Series       504,327       (469,798)         34,529
   International Series        148,833       (316,720)       (167,887)
   Select 25 Series            568,422       (171,397)        397,025
Security Ultra Fund         25,082,467     (7,802,336)     17,280,131

4.   INVESTMENT TRANSACTIONS
     Investment transactions for the six months ended March 31, 1999, (excluding overnight investments and short-term commercial paper) are as follows:

                                             PROCEEDS
                             PURCHASES      FROM SALES
                          ------------    ------------
Growth & Income Fund      $ 48,124,678    $ 57,240,999
Security Equity Fund:
   Equity Series           224,076,637     144,217,134
   Global Series            39,190,545      37,250,400
   Asset Allocation Series   1,593,522       1,699,406
   Social Awareness Series   4,068,281       2,601,995
   Value Series             12,612,335       9,243,883
   Small Company Series     19,488,997      14,301,794
   Enhanced Index Series    11,670,650       1,895,890
   International Series      6,407,891       1,023,141
   Select 25 Series         10,505,387         345,202
Security Ultra Fund         27,791,614      32,953,668

5.   FORWARD FOREIGN EXCHANGE CONTRACTS
     At March 31, 1999, Global Series and International Series had the following open forward foreign exchange contracts to buy or sell currency (excluding foreign currency contracts used for purchase and sale settlements):

                                                FOREIGN           AMOUNT TO BE                      NET UNREALIZED
                                SETTLEMENT      CURRENCY         (RECEIVED)/PAID   U.S.$ VALUE       APPRECIATION
CURRENCY                TYPE       DATE      TO BE DELIVERED        IN U.S. $      AS OF 3/31/99    (DEPRECIATION)
--------                ----       ----      ---------------        ---------      -------------    --------------
Global Series
-------------
Canadian Dollar         Sell      4/7/99            594,320         (392,913)         (392,986)         (73)
European Monetary Unit  Sell      4/1/99            149,027         (164,294)         (160,889)       3,405
European Monetary Unit  Sell      4/1/99             98,613         (108,376)         (106,463)       1,913
European Monetary Unit  Sell      4/1/99             21,996          (23,681)          (23,747)         (66)
European Monetary Unit  Sell      4/7/99            184,800         (170,977)         (199,473)     (28,496)
British Pound           Sell      4/7/99              5,419           (8,714)           (8,747)         (33)
British Pound           Sell      4/7/99            112,614         (181,770)         (181,776)          (6)
British Pound           Sell      4/8/99              5,425           (8,702)           (8,756)         (54)
Japanese Yen            Sell      6/3/99        142,356,000       (1,200,000)       (1,208,156)      (8,156)
                                                                                                   ---------
                                                                                                   ($31,566)
                                                                                                   =========
International Series
--------------------
Canadian Dollar         Sell     5/18/99            (59,412)         (39,000)          (39,401)        (401)
Canadian Dollar          Buy     5/18/99             59,412           39,483            39,401          (82)
Swiss Franc             Sell     5/18/99            (66,420)         (45,000)          (45,039)         (39)
European Monetary Unit  Sell      4/8/99           (200,000)        (217,702)         (215,839)       1,863
European Monetary Unit  Sell      4/8/99           (125,000)        (136,699)         (134,900)       1,799
European Monetary Unit  Sell      4/8/99           (200,000)        (216,992)         (215,839)       1,153
European Monetary Unit   Buy      4/8/99            200,000          220,773           215,839       (4,934)
European Monetary Unit   Buy      4/8/99            125,000          134,406           134,900          494
Japanese Yen            Sell      4/8/99        (12,236,500)        (100,000)         (103,347)      (3,347)
Japanese Yen            Sell     4/19/99        (47,196,496)        (401,092)         (398,785)       2,307
Japanese Yen            Sell     4/19/99        (11,767,000)        (100,000)          (99,425)         575
Japanese Yen             Buy      4/8/99         12,236,500          101,950           103,347        1,397
Japanese Yen             Buy     4/19/99         47,196,496          401,092           398,785       (2,307)
Norwegian Kroner         Buy     5/18/99            203,180           26,000            26,144          144
Swedish Krona           Sell     5/18/99           (211,822)         (26,000)          (25,733)         267
Singapore Dollar        Sell     5/10/99            (60,224)         (35,000)          (34,991)           9
                                                                                                   --------
                                                                                                    ($1,102)
                                                                                                   ========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.   CAPITAL SHARE TRANSACTIONS
     The Funds are authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Funds were as follows:

                             1999          1999         1999         1999           1999
                            Shares        Amount       Shares       Amount         Shares
                             Sold          Sold      Reinvested   Reinvested      Redeemed
                          ----------    ----------   ----------   ----------     ----------
Growth & Income Fund
  Class A shares             308,039   $  2,336,621   1,799,007   $12,416,730    (1,254,457)
  Class B shares             187,041      1,413,815     247,876     1,670,438      (288,961)
  Class C shares                 196          1,343        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                    495,276   $  3,751,779   2,046,883   $14,087,168    (1,543,418)
                          ==========   ============   =========   ===========   ===========
Equity Series
  Class A shares           8,565,573   $ 82,542,852   6,045,454   $59,027,795    (7,690,396)
  Class B shares           5,049,566     47,068,246   1,056,869     9,901,809    (2,761,089)
  Class C shares              82,916        831,989        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                 13,698,055   $130,443,087   7,102,323   $68,929,604   (10,451,485)
                          ==========   ============   =========   ===========   ===========
Global Series
  Class A shares             441,209   $  5,467,246     130,222   $ 1,583,759      (298,305)
  Class B shares             415,913      5,003,199      86,876     1,024,270      (245,545)
  Class C shares                 401          5,015        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                    857,523   $ 10,475,460     217,098   $ 2,608,029      (543,850)
                          ==========   ============   =========   ===========   ===========
Asset Allocation Series
  Class A shares              12,578   $    142,418      24,538   $   271,998       (32,659)
  Class B shares              15,246        171,161      21,691       239,384       (24,173)
  Class C shares                  27            303        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                     27,851   $    313,882      46,229   $   511,382       (56,832)
                          ==========   ============   =========   ===========   ===========
Social Awareness Series
  Class A shares             143,097   $  3,313,629       6,458   $   147,295       (87,399)
  Class B shares              98,610      2,235,132       4,915       109,754       (80,744)
  Class C shares               4,740        114,675        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                    246,447   $  5,663,436      11,373   $   257,049      (168,143)
                          ==========   ============   =========   ===========   ===========
Value Series
  Class A shares             366,033   $  4,979,344       3,927   $    54,488      (188,602)
  Class B shares              96,990      1,330,104       2,086        28,595       (66,374)
  Class C shares              16,714        239,135        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                    479,737   $  6,548,583       6,013   $    83,083      (254,976)
                          ==========   ============   =========   ===========   ===========
Small Company Series
  Class A shares             573,401   $  5,475,821        --            --         (28,804)
  Class B shares              19,112        191,371        --            --          (7,945)
  Class C shares              14,600        147,295        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                    607,113   $  5,814,487        --            --         (36,749)
                          ==========   ============   =========   ===========   ===========
Enhanced Index Series
  Class A shares             462,706   $  4,614,816        --            --            (126)
  Class B shares             446,671      4,461,872        --            --             (45)
  Class C shares             372,722      3,725,836        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                  1,282,099   $ 12,802,524        --            --            (171)
                          ==========   ============   =========   ===========   ===========
International Series
  Class A shares             204,587   $  2,021,083        --            --            (266)
  Class B shares             176,924      1,762,722        --            --            --
  Class C shares             174,847      1,742,333        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                    556,358   $  5,526,138        --            --            (266)
                          ==========   ============   =========   ===========   ===========
Select 25 Series
  Class A shares             524,540   $  5,268,670        --            --          (2,902)
  Class B shares             416,813      4,209,397        --            --          (1,430)
  Class C shares             167,930      1,683,531        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                  1,109,283   $ 11,161,598        --            --          (4,332)
                          ==========   ============   =========   ===========   ===========
Security Ultra Fund
  Class A shares           1,500,303   $ 12,232,002   2,215,600   $16,490,713    (2,001,776)
  Class B shares             432,095      3,370,361     280,843     1,958,316      (761,449)
  Class C shares                  38            303        --            --            --
                          ----------   ------------   ---------   -----------   -----------
    Total                  1,932,436   $ 15,602,666   2,496,443   $18,449,028    (2,763,225)
                          ==========   ============   =========   ===========   ===========


                              1999           1999              1999
                              Amount    Increase/Decrease Increase/Decrease
                             Redeemed        Shares            Amount
                            ----------     ----------        ----------

Growth & Income Fund
  Class A shares             ($9,209,677)       852,589    $  5,543,674
  Class B shares              (2,075,712)       145,956       1,008,541
  Class C shares                    --              196           1,343
                           -------------    -----------    ------------
    Total                   ($11,285,389)       998,741    $  6,553,558
                           =============    ===========    ============
Equity Series
  Class A shares            ($75,159,871)     6,920,631    $ 66,410,776
  Class B shares             (25,794,322)     3,345,346      31,175,733
  Class C shares                    --           82,916         831,989
                           -------------    -----------    ------------
    Total                  ($100,954,193)    10,348,893    $ 98,418,498
                           =============    ===========    ============
Global Series
  Class A shares             ($3,699,409)       273,126    $  3,351,596
  Class B shares              (2,948,169)       257,244       3,079,300
  Class C shares                    --              401           5,015
                           -------------    -----------    ------------
    Total                    ($6,647,578)       530,771    $  6,435,911
                           =============    ===========    ============
Asset Allocation Series
  Class A shares               ($371,094)         4,457    $     43,322
  Class B shares                (269,244)        12,764         141,301
  Class C shares                    --               27             303
                           -------------    -----------    ------------
    Total                      ($640,338)        17,248    $    184,926
                           =============    ===========    ============
Social Awareness Series
  Class A shares             ($2,069,881)        62,156    $  1,391,043
  Class B shares              (1,882,561)        22,781         462,325
  Class C shares                    --            4,740         114,675
                           -------------    -----------    ------------
    Total                    ($3,952,442)        89,677    $  1,968,043
                           =============    ===========    ============
Value Series
  Class A shares             ($2,677,104)       181,358    $  2,356,728
  Class B shares                (903,957)        32,702         454,742
  Class C shares                    --           16,714         239,135
                           -------------    -----------    ------------
    Total                    ($3,581,061)       230,774    $  3,050,605
                           =============    ===========    ============
Small Company Series
  Class A shares               ($289,715)       544,597    $  5,186,106
  Class B shares                 (76,054)        11,167         115,317
  Class C shares                    --           14,600         147,295
                           -------------    -----------    ------------
    Total                      ($365,769)       570,364    $  5,448,718
                           =============    ===========    ============
Enhanced Index Series
  Class A shares                 ($1,268)       462,580    $  4,613,548
  Class B shares                    (450)       446,626       4,461,422
  Class C shares                    --          372,722       3,725,836
                           -------------    -----------    ------------
    Total                        ($1,718)     1,281,928    $ 12,800,806
                           =============    ===========    ============
International Series
  Class A shares                 ($2,471)       204,321    $  2,018,612
  Class B shares                    --          176,924       1,762,722
  Class C shares                    --          174,847       1,742,333
                           -------------    -----------    ------------
    Total                        ($2,471)       556,092    $  5,523,667
                           =============    ===========    ============
Select 25 Series
  Class A shares                ($29,044)       521,638    $  5,239,626
  Class B shares                 (14,720)       415,383       4,194,677
  Class C shares                    --          167,930       1,683,531
                           -------------    -----------    ------------
    Total                       ($43,764)     1,104,951    $ 11,117,834
                           =============    ===========    ============
Security Ultra Fund
  Class A shares            ($16,248,947)     1,714,127    $ 12,473,768
  Class B shares              (5,762,031)       (48,511)       (433,354)
  Class C shares                    --               38             303
                           -------------    -----------    ------------
    Total                   ($22,010,978)     1,665,654    $ 12,040,717
                           =============    ===========    ============

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            1998          1998         1998           1998           1998
                           Shares        Amount       Shares         Amount         Shares
                            Sold          Sold       Reinvested     Reinvested      Redeemed
                         ----------    ----------   -----------     -----------    -----------
Growth & Income Fund
  Class A shares             897,930   $  8,039,594   2,491,694   $20,461,757      (1,631,465)
  Class B shares             777,100      6,982,465     224,071     1,801,115        (386,154)
                          ----------   ------------   ---------   -----------     -----------
    Total                  1,675,030   $ 15,022,059   2,715,765   $22,262,872      (2,017,619)
                          ==========   ============   =========   ===========     ===========

Security Equity Fund
   Equity Series
   Class A shares         14,708,089   $136,274,032   7,660,051   $62,161,314     (18,384,656)
   Class B shares          9,679,948     87,126,289     983,955     7,737,823      (7,521,486)
                          ----------   ------------   ---------   -----------     -----------
    Total                 24,388,037   $223,400,321   8,644,006   $69,899,137     (25,906,142)
                          ==========   ============   =========   ===========     ===========

Global Series
   Class A shares            550,745   $  6,756,901     178,892   $ 1,961,738        (826,479)
   Class B shares            609,174      7,257,866     101,172     1,084,862        (539,145)
                          ----------   ------------   ---------   -----------     -----------
    Total                  1,159,919   $ 14,014,767     280,064   $ 3,046,600      (1,365,624)
                          ==========   ============   =========   ===========     ===========

Asset Allocation Series
   Class A shares             40,767   $    477,764      26,301   $   281,349         (70,566)
   Class B shares             23,179        273,444      24,152       257,508         (45,400)
                          ----------   ------------   ---------   -----------     -----------
    Total                     63,946   $    751,208      50,453   $   538,857        (115,966)
                          ==========   ============   =========   ===========     ===========

Social Awareness Series
   Class A shares             99,548   $  1,947,642         705   $    12,614         (52,024)
   Class B shares             89,089      1,754,799        --            --           (17,598)
                          ----------   ------------   ---------   -----------     -----------
    Total                    188,637   $  3,702,441         705   $    12,614         (69,622)
                          ==========   ============   =========   ===========     ===========

Value Series
   Class A shares            638,717   $  8,620,440      13,847   $   169,124        (106,666)
   Class B shares            368,016      4,903,668       7,210        87,953         (97,738)
                          ----------   ------------   ---------   -----------     -----------
    Total                  1,006,733   $ 13,524,108      21,057   $   257,077        (204,404)
                          ==========   ============   =========   ===========     ===========

Small Company Series
   Class A shares            342,821   $  3,335,436         113   $     1,049         (35,285)
   Class B shares            182,081      1,815,706        --            --            (7,752)
                          ----------   ------------   ---------   -----------     -----------
    Total                    524,902   $  5,151,142         113   $     1,049         (43,037)
                          ==========   ============   =========   ===========     ===========

Security Ultra Fund
   Class A shares          1,810,198   $ 15,549,214     479,762   $ 3,906,218      (2,607,409)
   Class B shares            652,253      5,484,993      37,989       296,771        (589,552)
                          ----------   ------------   ---------   -----------     -----------
    Total                  2,462,451   $ 21,034,207     517,751   $ 4,202,989      (3,196,961)
                          ==========   ============   =========   ===========     ===========


                             1998           1998                1998
                            Amount   Increase (Decrease)  Increase (Decrease)
                            Redeemed        Shares              Amount
                          ------------   ------------       ------------
Growth & Income Fund
  Class A shares          ($14,689,087)    1,758,159       $13,812,264
  Class B shares            (3,361,102)      615,017         5,422,478
                         -------------    ----------      ------------
    Total                 ($18,050,189)    2,373,176       $19,234,742
                         =============    ==========      ============

Security Equity Fund
   Equity Series
   Class A shares         $169,188,732)    3,983,484       $29,246,614
   Class B shares          (67,220,998)    3,142,417        27,643,114
                         -------------    ----------      ------------
    Total                ($236,409,730)    7,125,901       $56,889,728
                         =============    ==========      ============

Global Series
   Class A shares         ($10,210,710)      (96,842)      ($1,492,071)
   Class B shares           (6,570,649)      171,201         1,772,079
                         -------------    ----------      ------------
    Total                 ($16,781,359)       74,359          $280,008
                         =============    ==========      ============

Asset Allocation Series
   Class A shares            ($834,386)       (3,498)         ($75,273)
   Class B shares             (518,143)        1,931            12,809
                         -------------    ----------      ------------
    Total                  ($1,352,529)       (1,567)         ($62,464)
                         =============    ==========      ============

Social Awareness Series
   Class A shares          ($1,015,030)       48,229        $  945,226
   Class B shares             (353,596)       71,491         1,401,203
                         -------------    ----------      ------------
    Total                  ($1,368,626)      119,720        $2,346,429
                         =============    ==========      ============

Value Series
   Class A shares          ($1,448,635)      545,898        $7,340,929
   Class B shares           (1,246,510)      277,488         3,745,111
                         -------------    ----------      ------------
    Total                  ($2,695,145)      823,386       $11,086,040
                         =============    ==========      ============

Small Company Series
   Class A shares            ($357,569)      307,649        $2,978,916
   Class B shares              (81,997)      174,329         1,733,709
                         -------------    ----------      ------------
    Total                    ($439,566)      481,978        $4,712,625
                         =============    ==========      ============

Security Ultra Fund
   Class A shares         ($22,820,668)     (317,449)      ($3,365,236)
   Class B shares           (5,113,365)      100,690           668,399
                         -------------    ----------      ------------
    Total                 ($27,934,033)     (216,759)      ($2,696,837)
                         =============    ==========      ============

7.   EXPENSE REDUCTIONS
     The Funds have directed certain portfolio trades tobrokers who paid a portion of each Fund's expenses. Fund expenses were reduced as indicated in the table below:

                            FISCAL YEAR     SIX MONTHS
                           ENDED 9/30/98   ENDED 3/31/99
                           -------------   -------------
Growth & Income Fund          $  685         $  346
Equity Series                  6,614          3,861
Global Series                     --             --
Asset Allocation Series           52             27
Social Awareness Series           90             58
Value Series                     112             77
Small Company Series              --             --
Select 25 Series                 N/A              7
Ultra Fund                       619            338
                           ---------      ---------
                              $8,172         $4,714
                           =========      =========

8.   OPEN FUTURES CONTRACT
     At March 31, 1999, Enhanced Index Series had the following open futures contract:

                                 NUMBER     EXPIRATION      CONTRACT          MARKET             UNREALIZED
                              OF CONTRACTS     DATE          AMOUNT            VALUE               LOSS
                              ------------     ----          ------            -----               ----
S&P 500 Futures Contracts          9          6/18/99      $2,954,429       $2,909,925           ($44,504)

At March 31, 1999, the market value of assets pledged to cover margin requirements for open futures contracts was $2,909,925.
--------------------------------------------------------------------------------
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                       THIS PAGE LEFT INTENTIONALLY BLANK

THE SECURITY GROUP
OF MUTUAL FUNDS

Security Growth and Income Fund
Security Equity Fund
    -  Equity Series
    -  Global Series
    -  Asset Allocation Series
    -  Social Awareness Series
    -  Value Series
    -  Small Company Series
    -  Enhanced Index Series
    -  International Series
    -  Select 25 Series
Security Ultra Fund
Security Income Fund
    -  Corporate Bond Series
    -  U.S. Government Series
    -  Limited Maturity Bond Series
    -  High Yield Series
Security Municipal Bond Fund
Security Cash Fund

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS

John D. Cleland, President
James R. Schmank, Vice President
Mark E. Young, Vice President
Steven M. Bowser, Vice President, Equity Fund
David Eshnaur, Vice President, Equity Fund
Terry A. Milberger, Vice President, Equity Fund
Michael A. Petersen, Vice President, Growth and Income Fund
James P. Schier, Vice President, Equity Fund
Cindy L. Shields, Vice President, Ultra and Equity Fund
Jane A. Tedder, Vice President, Equity Fund
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer

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